UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2012

Date of reporting period: February 29, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

International Value

International Growth

Short Duration Bond

Global Core Bond

(formerly Intermediate Duration Bond)

Bond Inflation Protection

High-Yield

Small-Mid Cap Value

Small-Mid Cap Growth

Multi-Asset Real Return

Volatility Management

February 29, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 23, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually a “Portfolio”) for the semi-annual reporting period ended February 29, 2012.

The tables on pages 23–25 show each Portfolio’s performance for the six- and 12-month periods ended February 29, 2012, compared to their respective benchmarks. Additional performance can be found on pages 26–28. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell 1000 Growth Index; International Value Portfolio—Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex U.S.; International Growth Portfolio—MSCI AC World Index ex U.S.; Short Duration Bond Portfolio—Bank of America Merrill Lynch (“BofA ML”) 1-3 Year Treasury Index; Global Core Bond Portfolio—Barclays Capital (“BC”) Global Aggregate Bond Index (U.S. dollar hedged); Bond Inflation Protection Portfolio—BC 1-10 Year Treasury Inflation Protected Securities (“TIPS”) Index; High-Yield Portfolio—BC U.S. High Yield 2% Issuer Cap Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Multi-Asset Real Return Portfolio—MSCI AC World Commodity Producers Index; Volatility Management—MSCI ACWI.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein’s large internal research staff in making investment decisions for the Portfolio. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

Investment Results

During the six-and 12-month periods ended February 29, 2012, the Portfolio underperformed its benchmark, the Russell 1000 Value Index. In the six-month period, security selection detracted; sector selection helped offset some of the underperformance. Stock selection in capital equipment, technology and consumer growth detracted most. Underweights in financials and utilities, as well as an overweight in consumer cyclicals, benefitted performance. During the 12-month period, the Portfolio declined in absolute terms. Stock selection detracted from performance, particularly in energy, consumer

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

growth, and technology. An underweight in financials and overweights in consumer growth and consumer cyclicals benefitted performance.

The Portfolio did not utilize derivatives during the six- and 12- month periods.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, “large-capitalization U.S. companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index.

The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index,

for the six-month period, and underperformed for the 12-month period ended February 29, 2012. For the six-month period, both security and sector selection contributed to returns. An underweight in the consumer staples sector was beneficial, as was stock selection in the consumer discretionary and healthcare sectors. The healthcare sector performed well over both periods, helped by its defensive characteristics. Detracting was both an overweight in the financial sector, as well as stock selection in the sector, hurt by a handful of large banks that traded down on concerns about potential losses due to the euro-area crisis and the contagion effects of the crisis.

For the 12-month period, sector and security selection both detracted from performance. The Portfolio’s overweight and stock selection in the financial sector detracted, on fears of contagion in the euro-area crisis. Several of the Portfolio’s technology holdings also detracted. Contributing to returns were positions in the more defensive healthcare and energy sectors.

Derivatives were not used during the six- or 12-month periods ended February 29, 2012.

U.S. Market Review and Investment Strategy

U.S. equity markets began 2011 amid strong corporate earnings, encouraging economic data and an uptick in mergers. By midyear, investor anxiety started to build on concerns of the European sovereign debt crisis and nervousness about the end of the Federal Reserve’s asset-purchasing

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

program, Quantitative Easing 2. The third quarter was plagued by a series of unfavorable events: Standard & Poor’s lowered its credit rating on U.S. government debt, slowing global growth, and continued fears of a European financial meltdown. Investor risk aversion dominated markets for most of the fourth quarter, though December saw signs of improving macroeconomic data. At the end of the reporting period, resilient U.S. data (particularly stronger-than-expected construction spending, automotive sales, and a reduced unemployment rate), better-than-forecasted Chinese manufacturing data and the potential for a resolution to the European sovereign debt crisis contributed to increased investor confidence.

The current economic climate has allowed the U.S. Value Senior Investment Management Team to invest the U.S. Value Portfolio opportunistically in quality companies without sacrificing the Portfolio’s deep-value discipline. As the economy remains unsettled, the Portfolio’s emphasis continues to be at the stock-specific level, where the trend is focused on attractively-valued companies with solid balance sheets and strong free cash flow.

In managing the U.S. Large Cap Portfolio, the U.S. Large Cap Growth Team (the “Team”) has attempted to navigate through the current market environment by increasingly focusing on) by focusing on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser in securities of non-U.S. companies.) In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and “semi-governmental securities”, and enter into forward commitments. The

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the MSCI Europe, Australasia and Far East (“EAFE”) Index to the MSCI ACWI ex U.S., because the new index more closely resembles its investments.

For the six-month period ended February 29, 2012, the Portfolio outperformed its current and prior benchmarks, with sector positioning and security selection combining to drive the premium. Currency selection was modestly negative. Overweight and underweight exposures to the medical sector and gold, respectively, boosted performance, as did stock selection in finance and consumer staples. Stock selection in consumer cyclicals, medical and industrial commodities undercut performance. During this period, the Fund employed derivatives in the form of futures and forwards, each of which detracted from performance. Leverage had a nominal impact to the Portfolio’s performance.

For the 12-month period, the Portfolio declined in absolute terms and underperformed its current and prior benchmarks, with security selection driving the deficit. Sector positioning and currency selection were both positive and combined to partially offset the losses. Stock selection in finance and utilities, as well as an underweight exposure to the consumer staples sector, undercut relative performance. An overweight exposure to the medical sector boosted performance, as did stock selection in energy and consumer staples. During this period, the Portfolio employed derivatives in the form of futures and forwards, which detracted and contributed, respectively, to performance. Leverage had a nominal impact to the Portfolio’s performance.

International Growth Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser’s growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of “economic value”. These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital and robust free cash flow.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Portfolio may also invest in synthetic foreign

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the MSCI EAFE Index to the MSCI ACWI ex-U.S., because the new index more closely resembles its investments.

In the six-month period ended February 29, 2012, the Portfolio declined in absolute terms and underperformed its current and prior benchmarks. Security selection, particularly in the UK, China and India, was responsible for most of the shortfall. Country positioning and net currency selection were both positive and tempered the underperformance. Overweight and underweight exposures to the markets in the UK and Canada, respectively, boosted relative performance, as did stock selection in Hong Kong and Belgium. While the relative performance of the Fund was unaffected by leverage in the six-month period, it was undercut by held currency forwards.

During the 12-month period, the Portfolio declined in absolute terms and underperformed its current and prior benchmarks, with security selection, particularly in Switzerland, China and Taiwan, driving the deficit. Net currency selection also detracted, while country positioning was positive and partially offset some of the losses. Stock selection in Japan and Spain, as well as overweight exposure to the UK markets, bolstered relative performance. While the relative performance of the Portfolio was unaffected by leverage in the 12-month period, it was boosted by held currency forwards.

International Equity Market Review and Investment Strategy

The rally in global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as mounting global economic woes accelerated investor de-risking. Financial markets were mired in a severe correction mode for much of the second half of the year, as a huge overhang of debt burdened the U.S. and Europe, and growth in emerging markets slowed. Consequently, investor confidence eroded and the markets fluctuated wildly on rising volatility. A rescue plan for the euro-area put forth in October

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

by European leaders offered a brief respite from the market’s slump. The market upturn proved to be short-lived, however, as investors deemed the grand plan to be insufficient to arrest debt pressure and moreover, feared that the situation was escalating to dangerous new levels amid signs that the contagion was spreading from the region’s peripheral economies to its core ones. Encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank (“ECB”), to avert both a liquidity shortage in the global financial system and the undercapitalized European banking system eased investor concerns. The calm in the global macroeconomic climate, fortified by the approval by European leaders of a bailout plan for debt-laden Greece and a second massive injection of liquidity by the ECB, ignited a market rally during the first two months of 2012.

In managing the International Value Portfolio, the International Value Senior Investment Management Team (the “Team”) has navigated current market conditions by investing opportunistically across a wide range of countries and sectors with an eye toward risk control in light of the recent volatility. The Team has positioned the Portfolio to capture the potential it sees in undervalued companies recovering from the recent market downturn that exhibit strong free cash flows and solid balance sheets.

In managing the International Growth Portfolio, the International Growth Team (the “Team”) has navigated through the current market fluctuations by focusing on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. In developed markets, the Team has sidestepped European sovereign debt risk by avoiding the mature, overleveraged European financial institutions and investing instead in banks where market penetration and leverage are low. The Team has also continued to underweight the Japanese market due to the lack of high-return growth companies. As the greater part of world growth is coming from emerging markets, the Team has found opportunities both in companies domiciled in rapidly expanding regions of the developing world, as well as in advanced-market companies with high or increasing exposure to emerging markets. The longer-term growth of these holdings is bolstered by exposure to powerful long-term secular trends, such as the rising affluence and elevated spending habits of the middle-class consumer in developing countries.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed income securities. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities.

Investment Results

The Portfolio outperformed its benchmark, the BofA ML 1-3 Year Treasury Index, for both the six- and 12-month periods ended February 29, 2012. For the six-month period, both yield curve positioning and sector allocation contributed positively. Exposure to spread product—specifically agency mortgage pass-throughs and investment-grade corporates, as well as inflation-protected securities—all contributed positively. A small position in New Zealand government bonds was also positive. Non-agency mortgage obligations and commercial mortgage-backed securities (“CMBS”) holdings were modest detractors.

For the 12-month period, yield curve positioning was the primary positive contributor—followed by non-U.S. government exposure to both Canada and New Zealand. Overall sector allocation detracted from relative performance, as investors were more risk-averse earlier in the period. Exposure to both asset-backed securities and non-agency mortgage obligations detracted, while most other sector allocation impacts were close to flat.

During both periods, the Portfolio utilized derivative instruments, including Treasury futures in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, which had an immaterial impact to performance.

Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio)

Investment Objective and Policies

Effective December 31, 2011, the Portfolio changed its name from AllianceBernstein Intermediate Duration Bond Portfolio to AllianceBernstein Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollar to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. The performance information shown includes periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

Fixed income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed income securities of issuers located in at least three countries.

The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio may hedge a significant portion of its currency exposure. The Portfolio may also invest in other derivatives, including, without limitation, forward futures, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the BC U.S. Aggregate Bond Index to the BC Global Aggregate Bond Index (U.S. dollar hedged), because the new index more closely resembles its investments.

For the six-month period ended February 29, 2012, the Portfolio underperformed its current benchmark and outperformed its prior benchmark. Sector allocation was positive for the period, as non-government sectors outperformed. An underweight position in governments and overweight allocations to CMBS and U.S. investment-grade corporates contributed positively against both benchmarks. Security selection in corporate holdings—specifically in financials—detracted against both benchmarks. An underweight to peripheral Europe detracted against the new benchmark as those countries rallied at the beginning of 2012.

During the 12-month period ended February 29, 2012, the Portfolio outperformed its current benchmark, due to its overweight in the U.S., which outperformed within the global capital markets. The Portfolio underperformed against the prior benchmark, due to both negative security selection and sector allocation. Security selection in the Portfolio’s corporate, agency mortgage and CMBS holdings detracted for the period. An underweight to governments and overweights to corporates and CMBS detracted, as investors were more risk-averse earlier in the period. Yield curve positioning—specifically an overweight in intermediate maturities—contributed positively for the 12-month period.

During both periods, the Portfolio utilized derivative instruments, including interest rate swaps and Treasury futures in order to manage duration and yield curve positioning. The Portfolio also utilized currency forwards for hedging purposes, which had an immaterial impact to performance.

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Bond Inflation Protection Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may invest in other fixed income investments such as U.S. and non-U.S. government securities, corporate fixed income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least of 80% of its net assets in fixed income securities. While the Portfolio invests principally in investment-grade securities, it may invest up to 15% of its total assets in fixed income securities rated BB or B, or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality) which are not investment-grade (“junk bonds”). The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities, such as options, futures, forwards, or swap agreements. The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed income securities of any maturity and duration.

Investment Results

The Portfolio outperformed its benchmark, the BC 1-10 Year TIPS Index, for both the six- and 12-month periods ended February 29, 2012. For the six-month period, exposure to corporates, asset-backed securities, CMBS and agency mortgages contributed positively. Credit default swap positions contributed positively. For the 12-month period, exposure to corporates and agency mortgages detracted while CMBS contributed positively. As part of the Portfolio’s credit position, credit default swaps were utilized early in the 12-month period to add risk. As market volatility increased during the year, credit default swaps were utilized as a hedge against credit risk, resulting in an immaterial impact on performance.

Overall currency positioning contributed positively for both periods, helped by long positions in the Australian dollar and Mexican peso. The Portfolio’s short position in the euro offset some of those gains. Currency forwards were utilized during both periods for hedging and non-hedging purposes.

The Portfolio’s longer-duration positioning contributed positively for the 12-month period, as interest rates significantly declined. Additionally, an overweight in the intermediate part of the curve where yields fell most also helped for the period. For the six-month period, yield curve positioning was only slightly positive. During both periods, Treasury futures and interest rate swaps were utilized, in order to manage duration and yield curve positioning.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below-investment grade debt securities, known as “junk bonds”. The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may also invest in U.S. and non-U.S. dollar-denominated foreign fixed income securities, as well as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as repurchase agreements and dollar rolls. The Portfolio may invest in variable, floating and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities.

Investment Results

The Portfolio posted positive absolute returns for the six- and 12-month periods ended February 29, 2012, as the high yield market rallied after several bouts of risk aversion caused by global events, especially the European sovereign debt crisis. The Portfolio underperformed its benchmark, the BC U.S. High Yield 2% Issuer Cap Index, for both periods. The Portfolio’s overweight to subordinated financials within the capital structure detracted from relative performance for both periods, while a small allocation to Treasuries and cash also detracted. For the six-month period, security selection within the Portfolio’s capital goods, consumer non-cyclical and energy holdings contributed positively. For the 12-month period, security selection within energy and services was positive, while consumer non-cyclicals detracted. An allocation to foreign sovereigns and Build America bonds contributed positively. An allocation to CMBS contributed positively. Security selection within the Portfolio’s airlines holdings detracted for both periods.

Within the Portfolio’s derivative positions, high yield credit default swap exposure contributed positively for both periods, while interest rate swaps did not have a meaningful impact. The Portfolio also utilized currency forwards for hedging purposes, which had an immaterial impact on performance.

Fixed Income Market Review and Investment Strategy

Volatility continued during the six-month period ended February 29, 2012, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the economy. Globally, central banks continued to ease monetary policy or indicate that rates would remain low. In the U.S., the Federal Reserve announced that

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rates would be kept on hold until 2014.

After early bouts of investor risk aversion which drove Treasury yields lower, market sentiment improved in the first two months of 2012. Global economic data turned more positive, and worries over the European sovereign debt crisis abated with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package and the ECB’s second long-term refinancing operation further increased liquidity in the euro area banking system—reducing investor concerns across the globe, at least in the near term.

Fixed income markets benefited from low interest rates and global volatility with all high-grade sectors in positive territory. Global governments posted positive returns, with European governments—particularly peripheral countries—outperforming after a rebound. With the U.S. Federal Reserve indicating that it will keep rates near zero until late 2014, the U.S. yield curve flattened during the period, with short-term rates rising modestly and longer-term rates declining.

Non-government sectors, particularly CMBS and corporates (both investment-grade and high yield), outperformed. CMBS benefited from a stabilization of property fundamentals and investor appetite for yield, while corporate securities were helped overall by strong revenue and earnings growth. With both fundamental and quantitative signals indicating a more positive environment, risk has been added to multi-sector portfolios across sectors with a focus on maintaining liquidity.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

During the six-month period ended February 29, 2012, the Portfolio outperformed its benchmark, the Russell 2500 Value Index. Stock selection in capital equipment, energy and technology were the main drivers of the gain; overweights in consumer cyclicals and technology, as well as an underweight in utilities, also contributed to positive performance. An underweight and adverse stock selection in housing-related companies was a detractor, as was stock selection in consumer cyclicals.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

For the 12-month period ended February 29, 2012, the Portfolio declined and underperformed its benchmark. Stock selection in financials, consumer cyclicals, and consumer staples detracted, but was partially offset by positive sector selection in consumer cyclicals, consumer growth and consumer staples, as well as positive stock selection in capital equipment.

The Portfolio did not utilize derivatives during the six- and 12-month periods.

Market Review and Investment Strategy

U.S. equity markets began 2011 amid strong corporate earnings, encouraging economic data and an uptick in mergers. By midyear, investor anxiety started to build on concerns of the European sovereign debt crisis and nervousness about the end of the Federal Reserve’s asset-purchasing program, Quantitative Easing 2. The third quarter was plagued by a series of unfavorable events: Standard & Poor’s lowered its credit rating on U.S. government debt, slowing global growth, and continued fears of a European financial meltdown. Investor confidence has improved, more recently driven by resilient U.S. data (particularly stronger-than-expected construction spending, automotive sales, and a reduced unemployment rate) and the potential for a resolution to the European sovereign debt crisis.

The current economic climate has allowed the Small-Mid Cap Value Senior Investment Management Team

to invest opportunistically in quality companies without sacrificing the Portfolio’s deep-value discipline. As the economy remains unsettled, the Portfolio’s emphasis continues to be at the stock-specific level, where the trend is focused on attractively valued companies with solid balance sheets and strong free cash flow.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of October 31, 2011, there were approximately 4,400 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $12.5 billion. In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.

The Portfolio may invest in any company and industry and in any type of

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest in exchange-traded funds (“ETFs”), reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for both the six- and 12-month periods ended February 29, 2012. The outperformance was driven by the Small/Mid Cap Growth Team’s (the “Team’s”) preference for companies with superior earnings growth, favorable earnings revisions and positive earnings surprise that were rewarded during both periods. For the six-month period, outperformance was driven by strong stock selection in the technology, industrials, financial and energy sectors, which offset stock selection in the consumer/commercial services and healthcare sectors, which modestly detracted from relative returns.

For the 12-month period, stock selection in the technology, industrials, energy and consumer/

commercial services sectors contributed positively to relative performance, while stock selection in the financials and healthcare sectors detracted.

The Portfolio did not utilize leverage or derivatives during the six- and 12-month periods.

Market Review and Investment Strategy

Global macroeconomic volatility drove equity returns during both the six- and 12-months periods. Equity market gains early in 2011 were followed by a plunge in equity prices from May through September 2011, as the U.S. budget ceiling debate loomed large, and fears grew that the worsening European sovereign debt crisis would spread beyond the euro region. Buoyed by better-than-expected U.S. economic data and tentative hopes that the euro-area crisis could be contained, small- and mid-cap growth stocks rebounded strongly in the last several months of the 12-month period.

The Team continues to build the Portfolio from the bottom `up with company-focused fundamental research. As such, sector allocations which result from stock selection decisions remain muted when compared to the benchmark. As of February 29, 2012, the largest overweight was in the technology sector; the largest underweight was in the financial sector. Consistent with the Team’s disciplined investment approach, the Portfolio continues to emphasize the growth attributes the Team seeks to deliver strong returns. The Portfolio offers more prospective superior earnings

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

revisions and positive earnings surprise compared to its benchmark. Importantly, given the market backdrop of the past several years—one defined by high stock return correlations and limited fundamental differentiation—these growth attributes continue to trade at historically attractive relative valuations.

Multi-Asset Real Return

Investment Objective and Policies

The Portfolio seeks to maximize real return over inflation. The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio invests its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed income securities, such as TIPS, and similar bonds issued by governments outside of the U.S., commodities, equity securities such as commodity-related stocks, real estate securities, utility securities, infrastructure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Portfolio seeks inflation protection from global investments, both in developed and emerging market countries.

The Portfolio invests in both U.S. and non-U.S. dollar-denominated equity or fixed income securities. The Portfolio may invest in currencies for hedging or investment purposes, both in the spot market and through long- or short positions in currency-related derivatives. The Portfolio may invest in derivatives such as options, futures, forwards, swap agreements or structured notes. The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including commodity index-linked notes.

Investment Results

For the six-month period ended February 29, 2012, the Portfolio posted a positive absolute return but underperformed its benchmark, the MSCI AC Commodity Producers Index. Underperformance was driven primarily by the Portfolio’s strategic exposure to the commodity futures asset class (exposure to commodity futures was obtained via commodity index swaps, commodity futures, and options on commodity futures). The Portfolio’s strategic exposure to real estate also detracted from performance. Within the Portfolio’s commodity-related equities allocation, security and sector selection contributed to performance. Within the commodity futures allocation, value was added by the Portfolio’s curve positioning and security selection. Positive contributions from top-down asset allocation, risk management and collateral management decisions were partially offset by active management within the real estate allocation. For the six-month period, the Portfolio’s currency management strategies, including forwards, contributed positively to total return. Total return swaps and purchased options were used for hedging and investment purposes,

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

which detracted from performance. Written options were used for hedging and investment purposes which added to performance.

For the 12-month period ended February 29, 2012, the Portfolio registered a negative absolute return but outperformed its benchmark. Relative performance was driven primarily by the Portfolio’s strategic allocation to real estate equities, partially offset by the strategy’s strategic allocation to commodity futures. Active management within the commodity-related equities allocation contributed positively to performance. Within the commodity futures allocation, value added by the Portfolio’s curve positioning was modestly offset by security selection. Positive contributions from top-down asset allocation, risk management and collateral management decisions were partially offset by active management within the real estate allocation. Currency management strategies, including forwards, detracted from total return over the 12-month period. Total return swaps and purchased options were used for hedging and investment purposes, which detracted from performance. Written options were used for hedging and investment purposes which added to performance.

Market Review and Investment Strategy

Global equity markets fell in March 2011 as oil prices rose and the natural disaster in Japan triggered a sharp drop in the region’s equities. Broad market performance deteriorated further in the second quarter—driving risks higher—

on the European sovereign debt crisis, supply chain disruption concerns following the disasters in Japan and the U.S. deficit. By May 2011, as volatility began to accelerate in the commodity markets, Portfolio exposures were significantly reallocated away from commodity futures and toward cash and short-term inflation-linked bonds. Risk markets generally plunged further in the third quarter as investors were unnerved by further deteriorating macroeconomic conditions and the inability of policymakers to find credible solutions to deal with them. During this time, the Real Asset Strategy Team (the “Team”) modestly scaled back exposure to global real estate equities, thereby adding additional capital to defensive cash and bond positions. By the end of the third-quarter, however, attractive valuations and highly-depressed sentiment suggested, in the Team’s view, that the broad risk market selloff was potentially overdone. In response, the Team increased risk exposures over the course of the fourth quarter, first in commodity futures, then in commodity-related equities, and finally within the real estate allocation.

Global equities rose sharply in the fourth quarter as the rescue plan put forth by European leaders in October—subsequently deemed to be insufficient to resolve the two-year old crisis—sparked a large recovery; in the final weeks of December the ECB injected significant amounts of liquidity into the undercapitalized European banking system bringing about a late-year rally. By year-end 2011, the Team was targeting a small overweight in

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

commodity-related equities and modest underweights in both real estate and commodity futures. Global equities rose strongly in the first two months of 2012, as 2011’s year-end rally continued into the new year. The period saw stronger-than-expected global macroeconomic data points and increased investor risk appetite due to encouraging developments surrounding the European sovereign debt crisis and a second Greek bailout. The Team continued to target a roughly neutral risk profile through the end of the period, though with a bias toward the purchase of modest downside put option protection in the event market-implied volatilities continue to decline (thus, in the Team’s view, making the purchase of such protection more attractive).

Volatility Management Portfolio

Investment Objective and Policies

The Portfolio’s investment objective is long-term growth of capital and income. The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (an “Investing Fund”). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an Investing Fund’s overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the Investing Fund and not necessarily the goal of achieving the Portfolio’s investment objective. The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed income securities, commodities, Real Estate Investment Trusts (“REITs”) and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially-linked investments.

To effectuate the Portfolio’s dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives rather than investing directly in equity securities. The Portfolio may use index futures, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose in each case based on concerns of cost and efficiency of access. The Portfolio’s holdings may be frequently adjusted to reflect the Adviser’s assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio’s exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

classes not represented elsewhere in the Portfolio’s overall exposure. The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

Investment Results

Effective January 1, 2012, the Portfolio’s benchmark was changed from the S&P 500 Index to the MSCI ACWI, because the new index more closely resembles its investments.

The Portfolio underperformed both its current and prior benchmarks for the six- and 12-month periods ended February 29, 2012. The Portfolio seeks to moderate risk during periods of high market volatility. To meet that objective, the Dynamic Asset Allocation Team (the “Team”) began to reduce the exposure to equities in mid-June 2011, as the Team became concerned about risks emanating from Europe as the sovereign debt crisis spread to Italy and Spain. The Team continued to reduce the Portfolio’s exposure to equities through September, as market volatility rose and equities declined sharply. The Portfolio’s underweight to equities reduced the impact of the fall in equity prices and high market volatility during the third quarter.

However, in October equities rallied sharply, posting gains over 10%, causing the bulk of the Portfolio’s underperformance for both the six- and 12- month periods. While the Team added equity exposure as volatility declined and fundamental conditions improved, the Portfolio underperformed equities when the rally resumed in January and February. In addition, the Portfolio is more diversified than the S&P 500 Index, with holdings in international equities and global REITs in addition to U.S. equities. International equities and global REITs underperformed U.S. equities over both periods.

Total return swaps were used for investment purposes which added to performance for the six- and 12-month periods. Futures were used for hedging and investment purposes which added to performance for both periods. Currency forwards were used for hedging purposes which detracted from performance. Purchased options were used for hedging and investment purposes and detracted from performance.

Market Review and Investment Strategy

The 12-month period under review can be divided into two sharply distinct sub-periods. From March through September 2011 the S&P 500 declined nearly 14%, while overseas markets performed even worse, with the MSCI ACWI down over 17%. The decline can be traced to concerns that the European sovereign debt crisis could trigger a global financial meltdown similar to that seen in 2008 following the bankruptcy of Lehman Brothers. The magnitude of the crisis grew considerably as concerns about the solvency of Greece, Portugal and Ireland spread to much larger Spain and Italy. As the Team saw yields on Spanish and Italian debt widen in June, it decided to reduce the Portfolio’s exposure to equities as

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

a safeguard against market volatility and declines. This strategy proved favorable during July through September, as equity markets fell sharply and volatility soared to its highest levels since 2008. The Team continued to reduce equity risk during this period, as concerns about Europe were compounded by fears of a global economic slowdown, political gridlock in the U.S. over the federal debt ceiling, and the S&P downgrade of the U.S. credit rating.

From October through February, however, the S&P 500 rallied nearly 22% and the MSCI ACWI was up over 19%, with both markets gaining more than 10% in October. In retrospect, in the Team’s view, it is difficult to pinpoint a cause for the sharp reversal in October, as both fundamental and market risks remained high. In accordance with the Portfolio’s objective, the Team maintained an underweight position in equities at the time. The Team began adding equity exposure in December on evidence that economic growth outside of Europe was weathering the storm better than expected and the ECB’s longer term refinancing operations offered support for the European banking system, reducing the likelihood of a Lehman-like crisis. The Team continued to add equities as market volatility declined and fundamental conditions improved. As of the end of February 2012 the Portfolio has a normal allocation to equities.

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (“NAV”) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000® Value Index represents the performance of 1,000 large-cap value companies within the U.S.

The unmanaged Russell 1000® Growth Index represents the performance of 1,000 large-cap growth companies within the U.S.

The unmanaged MSCI ACWI ex U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States.

The unmanaged MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction.

The unmanaged BofA ML® 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years.

The unmanaged BC Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets.

The unmanaged BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities.

The unmanaged BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury.

The unmanaged BC U.S. High Yield 2% Issuer Cap Index is the 2% issuer cap component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The unmanaged Russell 2500™ Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.

The unmanaged Russell 2500™ Growth Index represents the performance of 2,500 small- to mid-cap growth companies within the U.S.

The unmanaged MSCI AC World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is free- float-adjusted, market capitalization-weighted and comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”).

The unmanaged S&P 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Management Risk: The portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

U.S. Value Portfolio

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the portfolio’s investments or reduce its returns.

U.S. Large Cap Growth Portfolio

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the portfolio’s NAV.

International Value Portfolio, International Growth Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the portfolio’s investments or reduce its returns.

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20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High Yield Portfolio

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the portfolio’s investments or reduce its returns.

Global Core Bond Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio

Leverage Risk: When the portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio’s investments. The portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

Global Core Bond Portfolio

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Bond Inflation Protection Portfolio

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the portfolio from selling out of these illiquid securities at an advantageous price. The portfolio invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

High-Yield Portfolio

Below Investment-Grade Securities Risk: Investments in fixed income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Small-Mid Cap Value Portfolio, Small Mid-Cap Growth Portfolio

Capitalization Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the portfolio’s investments or reduce its returns.

Multi-Asset Real Return Portfolio, Volatility Management Portfolio

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Commodity Risk: Commodity-linked investments may experience greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the portfolio’s investments or reduce its returns.

Multi-Asset Real Return Portfolio

Leverage Risk: When the portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the portfolio’s investments. The portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the portfolio from selling out of these illiquid securities at an advantageous price. The portfolio invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

Subsidiary Risk: Investments in commodities and commodity-linked derivative instruments directly, or in the case of Multi-Asset Real Return Portfolio also through its wholly owned subsidiary (the “Subsidiary”), may subject a portfolio to greater volatility than investments in traditional securities.

Real Estate Risk: Investments in real estate can decline due to a variety of factors affecting the real estate market, such as economic conditions, mortgage rates and availability. REITs may have additional risks due to limited diversification and the impact of tax law changes.

Diversification Risk: The portfolio may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the portfolio’s NAV.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed income Portfolios invest principally in bonds and fixed income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

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22	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 29, 2012

	Returns
U.S. VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	12.42%	-0.70%

Russell 1000 Value Index	12.84%	2.18%

	Returns
U.S. LARGE CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio*	15.09%	3.03%

Russell 1000 Growth Index	13.76%	7.62%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for the 12-month period ended February 29, 2012.

	Returns
INTERNATIONAL VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein International Value Portfolio	5.42%	-12.66%

Current Benchmark: MSCI AC World Index ex-U.S.	3.97%	-6.10%

Prior Benchmark: MSCI EAFE Index	4.13%	-7.45%

	Returns
INTERNATIONAL GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-1.18%	-8.88%

Current Benchmark: MSCI ACWI ex-U.S.	3.97%	-6.10%

Prior Benchmark: MSCI ACWI ex U.S. Growth	4.13%	-7.45%

MSCI EAFE Growth Index	3.62%	-5.04%

See Historical Performance and Benchmark disclosures on pages 19-22.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 29, 2012

	Returns
SHORT DURATION BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	0.38%	1.53%

BofA ML 1-3 Year Treasury Index	0.02%	1.44%

	Returns
GLOBAL CORE BOND PORTFOLIO	6 Months	12 Months
AllianceBernstein Global Core Bond Portfolio	2.75%	7.90%

Current Benchmark: BC Global Aggregate Bond Index (U.S. dollar hedged)	2.85%	6.96%

Prior Benchmark: BC U.S. Aggregate Bond Index	2.73%	8.37%

	Returns
BOND INFLATION PROTECTION PORTFOLIO	6 Months	12 Months
AllianceBernstein Bond Inflation Protection Portfolio	3.36%	9.48%

BC 1-10 Year TIPS Index	2.84%	9.30%

	Returns
HIGH-YIELD PORTFOLIO	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	7.78%	5.55%

BC U.S. High Yield 2% Issuer Cap Index	8.62%	6.92%

See Historical Performance and Benchmark disclosures on pages 19-22.

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24	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED FEBRUARY 29, 2012

	Returns
SMALL-MID CAP VALUE PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	13.93%	-2.98%

Russell 2500 Value Index	12.07%	-0.80%

	Returns
SMALL-MID CAP GROWTH PORTFOLIO	6 Months	12 Months
AllianceBernstein Small-Mid Growth Portfolio*	18.66%	9.00%

Russell 2500 Growth Index	13.97%	3.95%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% for the 12-month period ended February 29, 2012.

	Returns
MULTI-ASSET REAL RETURN PORTFOLIO	6 Months	12 Months
AllianceBernstein Multi Asset Real Return Portfolio	1.85%	-3.94%

MSCI AC World Commodity Producers Index	4.51%	-8.25%

	Returns
VOLATILITY MANAGEMENT PORTFOLIO	6 Months	12 Months
AllianceBernstein Volatility Management Portfolio	6.02%	-1.55%

Current Benchmark: MSCI ACWI	7.87%	-1.49%

Prior Benchmark: S&P 500 Index	13.31%	5.12%

See Historical Performance and Benchmark disclosures on pages 19-22.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-0.70%
5 Years	-3.05%
Since Inception*	1.51%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	3.03%
5 Years	2.64%
Since Inception*	4.60%

AllianceBernstein International Value Portfolio
1 Year	-12.66%
5 Years	-6.95%
Since Inception*	2.08%

AllianceBernstein International Growth Portfolio
1 Year	-8.88%
5 Years	-5.29%
Since Inception*	1.01%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.53%
5 Years	2.65%
Since Inception*	3.00%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.90%
5 Years	6.97%
Since Inception*	6.28%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	9.48%
5 Years	7.44%
Since Inception*	6.11%

AllianceBernstein High-Yield Portfolio
1 Year	5.55%
5 Years	8.72%
Since Inception*	8.88%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-2.98%
5 Years	3.84%
Since Inception*	6.76%

†	These Portfolios are offered at NAV and their SEC returns and the same as their NAV returns.

*	Inception date: 5/20/05.

See Historical Performance disclosures on pages 19-22.

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26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2012
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	9.00%
5 Years	10.12%
Since Inception*	12.23%

AllianceBernstein Multi-Asset Return Portfolio
1 Year	-3.94%
5 Years	-3.63%
Since Inception*	5.20%

AllianceBernstein Volatility Management Portfolio
1 Year	-1.55%
Since Inception**	7.31%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	2.64%
5 Years	-2.69%
Since Inception*	1.99%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	7.22%
5 Years	3.11%
Since Inception*	5.13%

AllianceBernstein International Value Portfolio
1 Year	-10.15%
5 Years	-7.65%
Since Inception*	1.76%

AllianceBernstein International Growth Portfolio
1 Year	-9.49%
5 Years	-5.90%
Since Inception*	0.94%

†	These Portfolios are offered at NAV and their SEC returns and the same as their NAV returns.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance disclosures on pages 19-22.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns†

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.49%
5 Years	2.57%
Since Inception*	2.96%

AllianceBernstein Global Core Bond Portfolio
1 Year	7.50%
5 Years	6.88%
Since Inception*	6.15%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.17%
5 Years	7.21%
Since Inception*	5.97%

AllianceBernstein High-Yield Portfolio
1 Year	5.06%
5 Years	8.64%
Since Inception*	8.74%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-1.57%
5 Years	3.88%
Since Inception*	7.15%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	5.39%
5 Years	9.95%
Since Inception*	12.26%

AllianceBernstein Multi-Asset Return Portfolio
1 Year	-6.68%
5 Years	-4.19%
Since Inception*	4.78%

AllianceBernstein Volatility Management Portfolio
1 Year	0.49%
Since Inception**	7.71%

†	These Portfolios are offered at NAV and their SEC returns and the same as their NAV returns.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Historical Performance disclosures on pages 19-22.

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value
Actual	$1,000	$1,124.20	$0.11	0.02%
Hypothetical**	$1,000	$1,024.76	$0.10	0.02%
U.S. Large Cap Growth
Actual	$1,000	$1,150.90	$0.11	0.02%
Hypothetical**	$1,000	$1,024.76	$0.10	0.02%
International Value
Actual	$1,000	$1,054.20	$0.20	0.04%
Hypothetical**	$1,000	$1,024.66	$0.20	0.04%
International Growth
Actual	$1,000	$988.20	$0.20	0.04%
Hypothetical**	$1,000	$1,024.66	$0.20	0.04%
Short Duration Bond
Actual	$1,000	$1,000.00	$0.15	0.03%
Hypothetical**	$1,000	$1,024.71	$0.15	0.03%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Global Core Bond
Actual	$1,000	$1,027.50	$0.15	0.03%
Hypothetical**	$1,000	$1,024.71	$0.15	0.03%
Bond Inflation Protection
Actual	$1,000	$1,033.60	$0.51	0.10%
Hypothetical**	$1,000	$1,024.37	$0.50	0.10%
High-Yield
Actual	$1,000	$1,077.80	$0.36	0.07%
Hypothetical**	$1,000	$1,024.52	$0.35	0.07%
Small-Mid Cap Value
Actual	$1,000	$1,139.30	$0.27	0.05%
Hypothetical**	$1,000	$1,024.61	$0.25	0.05%
Small-Mid Cap Growth
Actual	$1,000	$1,186.60	$0.27	0.05%
Hypothetical**	$1,000	$1,024.61	$0.25	0.05%
Multi-Asset Real Return***
Actual	$1,000	$1,018.50	$1.10	0.22%
Hypothetical**	$1,000	$1,023.77	$1.11	0.22%
Volatility Management
Actual	$1,000	$1,060.20	$0.26	0.05%
Hypothetical**	$1,000	$1,024.61	$0.25	0.05%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

***	Consolidated (see Note A).

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,309.7

*	All data are as of February 29, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,317.1

*	All data are as of February 29, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,126.6

*	All data are as of February 29, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Belgium, China, Czech Republic, Denmark, Hong Kong, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Sweden, Thailand and Turkey.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,120.5

*	All data are as of February 29, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.8% or less in the following countries: Australia, Belgium, Chile, Germany, Italy, Luxembourg, Portugal, Russia, South Africa and Spain.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $951.9

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,208.1

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $831.9

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $435.2

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $367.6

*	All data are as of February 29, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $369.2

*	All data are as of February 29, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $612.5

*	All data are as of February 29, 2012. The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.7% or less in the following countries: Germany, Norway, South Africa and Sweden.

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 29, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,853.8

TEN LARGEST HOLDINGS**

February 29, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Vanguard MSCI Emerging Markets ETF	$93,598,929	5.0%
iShares MSCI Emerging Markets Index Fund	51,004,798	2.8
Apple, Inc.	8,245,088	0.4
Exxon Mobil Corp.	6,781,600	0.4
Simon Property Group, Inc.	4,642,900	0.2
Microsoft Corp.	3,884,976	0.2
International Business Machines Corp.	3,796,889	0.2
Chevron Corp.	3,557,312	0.2
General Electric Co.	3,289,935	0.2
Procter & Gamble Co. (The)	3,038,400	0.2
	$181,840,827	9.8%

*	All data are as of February 29, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary and Ten Largest Holdings

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 17.6%
Capital Markets – 2.1%
Goldman Sachs Group, Inc. (The)	70,100	$8,071,314
Legg Mason, Inc.	224,900	6,160,011
Morgan Stanley	686,600	12,729,564

		26,960,889

Commercial Banks – 4.0%
CIT Group, Inc.(a)	525,200	21,380,892
KeyCorp	182,300	1,476,630
Regions Financial Corp.	403,000	2,321,280
Wells Fargo & Co.	881,300	27,575,877

		52,754,679

Diversified Financial Services – 7.7%
Bank of America Corp.	973,600	7,759,592
Citigroup, Inc.	1,218,300	40,593,756
JPMorgan Chase & Co.	1,084,000	42,536,160
Moody’s Corp.	251,800	9,721,998

		100,611,506

Insurance – 3.8%
ACE Ltd.	153,800	11,028,998
Berkshire Hathaway, Inc.(a)	93,100	7,303,695
Chubb Corp. (The)	72,100	4,899,916
Reinsurance Group of America, Inc. – Class A	130,900	7,549,003
Travelers Cos., Inc. (The)	295,300	17,118,541
XL Group PLC	96,500	2,007,200

		49,907,353

		230,234,427

Health Care – 16.8%
Biotechnology – 1.2%
Gilead Sciences, Inc.(a)	266,000	12,103,000
Vertex Pharmaceuticals, Inc.(a)	109,400	4,257,848

		16,360,848

Health Care Providers & Services – 4.9%
Aetna, Inc.	95,900	4,484,284
Health Net, Inc.(a)	230,800	8,710,392
UnitedHealth Group, Inc.	481,200	26,826,900
WellPoint, Inc.	360,700	23,672,741

		63,694,317

Pharmaceuticals – 10.7%
AstraZeneca PLC (Sponsored ADR)	415,700	18,660,773
Johnson & Johnson	645,700	42,022,156
Merck & Co., Inc.	592,300	22,608,091
Pfizer, Inc.	2,407,200	50,791,920

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Roche Holding AG (Sponsored ADR)	145,000	$6,319,100

		140,402,040

		220,457,205

Consumer Discretionary – 15.5%
Auto Components – 1.8%
Lear Corp.	240,900	10,891,089
TRW Automotive Holdings Corp.(a)	261,800	11,974,732

		22,865,821

Automobiles – 2.0%
Ford Motor Co.	781,400	9,673,732
General Motors Co.(a)	643,600	16,746,472

		26,420,204

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(a)	181,700	7,747,688

Hotels, Restaurants & Leisure – 1.0%
MGM Resorts International(a)	989,000	13,618,530

Household Durables – 0.8%
Newell Rubbermaid, Inc.	287,760	5,266,008
NVR, Inc.(a)	7,400	5,120,800

		10,386,808

Media – 6.6%
CBS Corp. – Class B	358,800	10,728,120
DIRECTV(a)	216,800	10,042,176
Gannett Co., Inc.	862,970	12,806,475
Interpublic Group of Cos., Inc. (The)	268,500	3,146,820
McGraw-Hill Cos., Inc. (The)	146,400	6,813,456
News Corp. – Class A	569,100	11,308,017
Time Warner Cable, Inc. – Class A	237,600	18,851,184
Viacom, Inc. – Class B	265,700	12,652,634

		86,348,882

Multiline Retail – 0.8%
Macy’s, Inc.	271,500	10,308,855

Specialty Retail – 1.9%
GameStop Corp. – Class A(b)	142,700	3,250,706
Home Depot, Inc. (The)	120,200	5,717,914
Limited Brands, Inc.	157,500	7,328,475
Lowe’s Cos., Inc.	246,600	6,998,508
Staples, Inc.	136,700	2,004,022

		25,299,625

		202,996,413

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 11.3%
Energy Equipment & Services – 1.1%
Transocean Ltd./Switzerland	271,200	$14,465,808

Oil, Gas & Consumable Fuels – 10.2%
Anadarko Petroleum Corp.	75,800	6,376,296
BP PLC (Sponsored ADR)	433,800	20,458,008
Chevron Corp.	268,500	29,298,720
Devon Energy Corp.	217,500	15,944,925
Exxon Mobil Corp.	285,100	24,661,150
Marathon Oil Corp.	527,900	17,890,531
Marathon Petroleum Corp.	286,200	11,891,610
Nexen, Inc. (New York)	215,500	4,391,890
Valero Energy Corp.	111,900	2,740,431

		133,653,561

		148,119,369

Information Technology – 11.2%
Communications Equipment – 1.8%
Cisco Systems, Inc.	1,034,800	20,571,824
Motorola Solutions, Inc.	57,700	2,873,460

		23,445,284

Computers & Peripherals – 2.5%
Dell, Inc.(a)	79,500	1,375,350
Hewlett-Packard Co.	1,123,400	28,433,254
Seagate Technology PLC	105,785	2,777,914

		32,586,518

Electronic Equipment, Instruments & Components – 1.1%
Corning, Inc.	1,128,200	14,711,728

IT Services – 0.7%
Visa, Inc. – Class A	70,300	8,180,811

Semiconductors & Semiconductor Equipment – 5.1%
Advanced Semiconductor Engineering, Inc. (ADR)(b)	754,358	3,681,267
Applied Materials, Inc.	1,317,500	16,126,200
Intel Corp.	930,000	24,998,400
Lam Research Corp.(a)	233,600	9,741,120
Micron Technology, Inc.(a)	1,469,100	12,560,805

		67,107,792

		146,032,133

Consumer Staples – 10.0%
Beverages – 1.0%
Constellation Brands, Inc. – Class A(a)	617,300	13,481,832

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 2.4%
CVS Caremark Corp.	259,900	$11,721,490
Kroger Co. (The)	832,500	19,805,175

		31,526,665

Food Products – 1.8%
Archer-Daniels-Midland Co.	133,100	4,152,720
ConAgra Foods, Inc.	346,500	9,095,625
Tyson Foods Inc – Class A	546,708	10,338,248

		23,586,593

Household Products – 1.6%
Procter & Gamble Co. (The)	302,300	20,411,296

Tobacco – 3.2%
Altria Group, Inc.(b)	560,700	16,877,070
Lorillard, Inc.	143,500	18,809,980
Philip Morris International, Inc.	40,700	3,399,264
Reynolds American, Inc.	69,100	2,897,363

		41,983,677

		130,990,063

Industrials – 6.4%
Aerospace & Defense – 1.3%
General Dynamics Corp.	48,400	3,544,332
Northrop Grumman Corp.	214,700	12,841,207

		16,385,539

Airlines – 0.8%
Delta Air Lines, Inc.(a)	1,027,100	10,075,851

Building Products – 0.3%
Fortune Brands Home & Security, Inc.(a)	216,885	4,194,556

Industrial Conglomerates – 4.0%
General Electric Co.	2,162,700	41,199,435
Tyco International Ltd.	225,800	11,700,956

		52,900,391

		83,556,337

Utilities – 4.8%
Electric Utilities – 1.6%
Edison International	99,500	4,166,065
Great Plains Energy, Inc.	340,100	6,727,178
NV Energy, Inc.	668,000	10,474,240

		21,367,483

Gas Utilities – 0.9%
Atmos Energy Corp.	223,400	6,865,082

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UGI Corp.	176,917	$4,997,905

		11,862,987

Multi-Utilities – 2.3%
CenterPoint Energy, Inc.	390,800	7,616,692
DTE Energy Co.	270,200	14,588,098
NiSource, Inc.	231,600	5,558,400
Public Service Enterprise Group, Inc.	81,100	2,496,258

		30,259,448

		63,489,918

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 3.9%
AT&T, Inc.	810,300	24,787,077
CenturyLink, Inc.	643,700	25,908,925

		50,696,002

Materials – 0.9%
Chemicals – 0.9%
LyondellBasell Industries NV	276,100	11,921,998

Total Common Stocks (cost $1,145,976,782)		1,288,493,865

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(c) (cost $21,053,619)	21,053,619	21,053,619

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $1,167,030,401)		1,309,547,484

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.3%
Investment Companies – 0.3%
AllianceBernstein Exchange Reserves –Class I, 0.22%(c) (cost $4,230,960)	4,230,960	4,230,960

Total Investments – 100.3% (cost $1,171,261,361)		1,313,778,444
Other assets less liabilities – (0.3)%		(3,636,703)

Net Assets – 100.0%		$1,310,141,741

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

U.S. Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Information Technology – 29.9%
Communications Equipment – 5.1%
Cisco Systems, Inc.	847,740	$16,853,071
QUALCOMM, Inc.	820,860	51,041,075

		67,894,146

Computers & Peripherals – 9.9%
Apple, Inc.(a)	191,530	103,893,533
EMC Corp./Massachusetts(a)	957,577	26,515,307

		130,408,840

Internet Software & Services – 4.5%
Google, Inc. – Class A(a)	95,735	59,188,164

IT Services – 0.7%
Visa, Inc. – Class A	74,380	8,655,601

Semiconductors & Semiconductor Equipment – 3.5%
Broadcom Corp. – Class A(a)	635,646	23,614,249
Marvell Technology Group Ltd.(a)	1,517,411	22,761,165

		46,375,414

Software – 6.2%
Citrix Systems, Inc.(a)	268,700	20,082,638
Informatica Corp.(a)	83,820	4,120,591
Intuit, Inc.	275,200	15,917,568
Oracle Corp.	1,160,690	33,973,396
Salesforce.com, Inc.(a)	53,990	7,729,209

		81,823,402

		394,345,567

Consumer Discretionary – 13.7%
Auto Components – 1.3%
BorgWarner, Inc.(a)	208,672	17,286,388

Automobiles – 0.7%
Harley-Davidson, Inc.	184,277	8,583,623

Hotels, Restaurants & Leisure – 2.6%
Las Vegas Sands Corp.(a)	269,100	14,964,651
Starbucks Corp.	406,250	19,727,500

		34,692,151

Internet & Catalog Retail – 1.6%
Amazon.com, Inc.(a)	115,510	20,755,992

Media – 5.7%
Comcast Corp. – Class A	1,223,220	35,938,204
Walt Disney Co. (The)	938,440	39,405,095

		75,343,299

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.9%
Dollar General Corp.(a)	285,114	$11,991,895

Textiles, Apparel & Luxury Goods – 0.9%
PVH Corp.	145,605	12,377,881

		181,031,229

Industrials – 13.4%
Aerospace & Defense – 4.5%
Boeing Co. (The)	377,210	28,271,889
Precision Castparts Corp.	184,820	30,944,413

		59,216,302

Air Freight & Logistics – 2.6%
United Parcel Service, Inc. – Class B	443,545	34,104,175

Electrical Equipment – 1.9%
Emerson Electric Co.	281,710	14,172,830
Rockwell Automation, Inc.	134,634	10,768,028

		24,940,858

Industrial Conglomerates – 2.8%
Danaher Corp.	688,059	36,350,157

Machinery – 1.6%
Flowserve Corp.	179,734	21,311,060

		175,922,552

Energy – 12.4%
Energy Equipment & Services – 5.9%
FMC Technologies, Inc.(a)	266,600	13,444,638
National Oilwell Varco, Inc.	119,910	9,896,172
Schlumberger Ltd.	707,535	54,911,792

		78,252,602

Oil, Gas & Consumable Fuels – 6.5%
Anadarko Petroleum Corp.	270,810	22,780,537
EOG Resources, Inc.	260,195	29,625,803
Noble Energy, Inc.	333,358	32,552,408

		84,958,748

		163,211,350

Health Care – 9.6%
Biotechnology – 0.6%
Gilead Sciences, Inc.(a)	182,815	8,318,083

Health Care Equipment & Supplies – 3.7%
Covidien PLC	572,990	29,938,727
Stryker Corp.	347,100	18,618,444

		48,557,171

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.9%
Express Scripts, Inc. – Class A(a)	464,135	$24,752,320

Life Sciences Tools & Services – 0.9%
Illumina, Inc.(a)(b)	225,570	11,560,462

Pharmaceuticals – 2.5%
Allergan, Inc./United States	243,400	21,806,206
Perrigo Co.	110,180	11,355,151

		33,161,357

		126,349,393

Financials – 8.0%
Capital Markets – 3.4%
Blackstone Group LP	1,584,009	24,742,221
Goldman Sachs Group, Inc. (The)	175,130	20,164,468

		44,906,689

Diversified Financial Services – 2.7%
JPMorgan Chase & Co.	894,270	35,091,155

Insurance – 0.5%
MetLife, Inc.	186,717	7,197,940

Real Estate Management & Development – 1.4%
CBRE Group, Inc.(a)	1,006,646	18,451,821

		105,647,605

Materials – 6.4%
Chemicals – 5.1%
Dow Chemical Co. (The)	454,540	15,231,635
Monsanto Co.	353,727	27,371,395
Potash Corp. of Saskatchewan, Inc.	511,870	23,827,549

		66,430,579

Metals & Mining – 1.3%
Freeport-McMoRan Copper & Gold, Inc.	414,530	17,642,397

		84,072,976

Consumer Staples – 2.5%
Food Products – 2.5%
General Mills, Inc.	548,740	21,022,229
Hershey Co. (The)	191,410	11,618,587

		32,640,816

Total Common Stocks (cost $1,001,115,076)		1,263,221,488

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $17,761,586)	17,761,586	$17,761,586

Total Investments Before Security Lending Collateral for Securities Loaned – 97.3% (cost $1,018,876,662)		1,280,983,074

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.9%
Investment Companies – 0.9%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $11,842,425)	11,842,425	11,842,425

Total Investments – 98.2% (cost $1,030,719,087)		1,292,825,499
Other assets less liabilities – 1.8%		23,996,495

Net Assets – 100.0%		$1,316,821,994

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 22.2%
Capital Markets – 1.9%
Deutsche Bank AG	199,200	$9,295,527
Macquarie Group Ltd.	414,190	11,810,268

		21,105,795

Commercial Banks – 12.4%
Banco do Brasil SA	1,082,500	17,429,684
Barclays PLC	2,812,300	10,890,065
BNP Paribas SA	263,755	12,836,049
HSBC Holdings PLC	631,070	5,590,997
KB Financial Group, Inc.	450,822	16,554,578
KBC Groep NV	200,930	4,729,377
Komercni Banka AS	17,400	3,396,187
Lloyds Banking Group PLC(a)	14,026,950	7,808,653
Mitsubishi UFJ Financial Group, Inc.	1,963,400	10,147,073
National Australia Bank Ltd.	628,370	15,862,518
Societe Generale SA	302,604	9,740,436
Sumitomo Mitsui Financial Group, Inc.	339,500	11,522,847
Turkiye Is Bankasi – Class C	2,849,730	6,757,130
Turkiye Vakiflar Bankasi Tao – Class D	3,829,550	6,766,909

		140,032,503

Diversified Financial Services – 1.9%
ING Groep NV(a)	1,551,040	13,668,730
ORIX Corp.	84,240	8,118,596

		21,787,326

Insurance – 5.1%
Aegon NV(a)	1,676,000	8,771,288
Allianz SE	138,640	16,813,731
Aviva PLC	465,280	2,722,914
Legal & General Group PLC	6,230,020	11,952,015
Muenchener Rueckversicherungs AG	75,960	11,075,714
Suncorp Group Ltd.	675,580	5,906,105

		57,241,767

Real Estate Investment Trusts (REITs) – 0.1%
British Land Co. PLC	84,696	632,196

Real Estate Management & Development – 0.8%
Evergrande Real Estate Group Ltd.(b)	7,936,000	5,000,494
New World Development Co Ltd.	3,136,836	4,323,653

		9,324,147

		250,123,734

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 15.4%
Energy Equipment & Services – 0.8%
Seadrill Ltd.	206,770	$8,562,033

Oil, Gas & Consumable Fuels – 14.6%
BP PLC	5,084,880	39,787,104
China Petroleum & Chemical Corp. – Class H	7,802,000	8,863,807
ENI SpA	410,260	9,435,705
Gazprom OAO (Sponsored ADR)	1,940,170	25,610,244
JX Holdings, Inc.	1,352,100	8,495,355
LUKOIL OAO (London) (Sponsored ADR)(b)	219,770	14,010,338
Nexen, Inc. (Toronto)	538,033	10,967,836
Petroleo Brasileiro SA (Sponsored ADR)	629,050	17,921,634
PTT PCL	440,500	5,283,380
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	675,187	24,644,513

		165,019,916

		173,581,949

Materials – 12.9%
Chemicals – 3.9%
Agrium, Inc. (Toronto)	105,080	8,939,951
Air Water, Inc.	165,000	2,155,853
DIC Corp.	1,557,000	3,224,188
Koninklijke DSM NV	273,876	15,216,484
Mitsubishi Gas Chemical Co., Inc.	620,000	3,935,413
OCI Co., Ltd.(b)	33,890	8,098,221
Ube Industries Ltd./Japan	960,000	2,784,183

		44,354,293

Metals & Mining – 9.0%
Anglo American PLC	173,270	7,304,143
ArcelorMittal (Euronext Amsterdam)	154,650	3,259,512
Dowa Holdings Co., Ltd.	133,000	880,038
Exxaro Resources Ltd.	154,110	4,304,230
JFE Holdings, Inc.	200,500	4,336,838
KGHM Polska Miedz SA	214,950	10,223,452
Kinross Gold Corp.	382,180	4,229,492
New Gold, Inc.(a)	164,592	1,922,971
OneSteel Ltd.	2,822,393	3,188,775
Rio Tinto PLC	254,170	14,418,898
ThyssenKrupp AG	408,330	11,018,905
Vale SA (Sponsored ADR) (Local Preference Shares)	1,130,830	27,795,801
Xstrata PLC	412,690	7,877,818

		100,760,873

		145,115,166

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 12.2%
Auto Components – 3.6%
Bridgestone Corp.	452,600	$10,917,818
Faurecia	92,342	2,574,063
GKN PLC	2,965,900	10,300,571
Magna International, Inc. – Class A	197,800	9,421,713
NGK Spark Plug Co., Ltd.	370,000	5,010,838
Sumitomo Rubber Industries Ltd.	207,300	2,613,470

		40,838,473

Automobiles – 5.5%
Bayerische Motoren Werke AG	67,710	6,252,063
Dongfeng Motor Group Co., Ltd. – Class H	2,222,000	4,317,805
Kia Motors Corp.	49,140	3,098,172
Mazda Motor Corp.(a)(b)	3,561,000	5,924,524
Nissan Motor Co., Ltd.	1,335,100	13,772,183
Renault SA	254,880	13,450,088
Volkswagen AG (Preference Shares)	81,890	15,288,824

		62,103,659

Distributors – 0.4%
Imperial Holdings Ltd.	256,620	5,009,216

Household Durables – 1.6%
Sharp Corp./Japan	1,360,000	9,609,259
Sony Corp.	377,000	8,137,101

		17,746,360

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	2,772,126

Media – 0.5%
Fairfax Media Ltd.(b)	3,170,950	2,704,597
Informa PLC	418,700	2,884,518

		5,589,115

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,562,556

		137,621,505

Information Technology – 9.7%
Computers & Peripherals – 2.0%
Fujitsu Ltd.	1,859,000	10,113,535
Lite-On Technology Corp.	621,300	840,978
Pegatron Corp.	2,027,000	2,743,335
Quanta Computer, Inc.	1,276,000	3,141,523
Wistron Corp.	3,628,000	6,020,404

		22,859,775

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 2.5%
AU Optronics Corp.	20,511,790	$11,017,069
LG Display Co., Ltd.(a)	636,790	16,761,725

		27,778,794

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	385,000	3,259,613

Semiconductors & Semiconductor Equipment – 4.6%
Advanced Semiconductor Engineering, Inc.	15,912,314	15,477,760
GCL-Poly Energy Holdings Ltd.(b)	20,442,000	6,958,439
Powertech Technology, Inc.	778,800	1,779,386
Samsung Electronics Co., Ltd.	23,890	25,690,426
Sumco Corp.(a)(b)	233,700	2,527,958

		52,433,969

Software – 0.3%
Nintendo Co., Ltd.	21,600	3,228,645

		109,560,796

Health Care – 6.3%
Pharmaceuticals – 6.3%
AstraZeneca PLC	638,720	28,581,212
GlaxoSmithKline PLC	525,790	11,618,814
Novartis AG	250,070	13,630,359
Otsuka Holdings Co., Ltd.	104,800	2,952,012
Roche Holding AG	78,280	13,624,984

		70,407,381

Industrials – 5.9%
Aerospace & Defense – 0.4%
Saab AB	206,600	4,176,285

Airlines – 0.7%
Cathay Pacific Airways Ltd.	1,186,000	2,346,968
Deutsche Lufthansa (REG)	427,400	5,935,548

		8,282,516

Building Products – 1.0%
Asahi Glass Co., Ltd.	1,306,000	11,790,610

Construction & Engineering – 1.2%
Bouygues SA	434,310	13,758,305

Electrical Equipment – 1.1%
Sumitomo Electric Industries Ltd.	948,600	12,434,689

Industrial Conglomerates – 0.3%
Jardine Strategic Holdings Ltd.	93,000	2,835,594

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.2%
IHI Corp.	1,003,000	$2,547,542

Marine – 0.3%
AP Moller – Maersk A/S (Line of B Shares)	357	2,870,987

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	326,500	8,023,825

		66,720,353

Telecommunication Services – 5.9%
Diversified Telecommunication Services – 4.0%
Chorus Ltd.(a)	13,384	36,458
Nippon Telegraph & Telephone Corp.	452,500	21,300,249
Telecom Italia SpA (ordinary shares)	9,707,700	11,151,862
Telecom Italia SpA (savings shares)	4,931,400	4,644,168
Vivendi SA	356,050	7,631,688

		44,764,425

Wireless Telecommunication Services – 1.9%
China Mobile Ltd.	328,000	3,491,077
NTT DoCoMo, Inc.	1,319	2,249,856
Vodafone Group PLC	5,995,507	16,151,409

		21,892,342

		66,656,767

Consumer Staples – 5.0%
Beverages – 0.6%
Asahi Group Holdings Ltd.	305,400	6,690,404

Food & Staples Retailing – 1.7%
Delhaize Group SA	110,289	6,058,429
Empire Co., Ltd.	41,800	2,407,582
Koninklijke Ahold NV	759,400	10,486,518

		18,952,529

Food Products – 0.3%
Nestle SA	49,420	3,021,280

Tobacco – 2.4%
Imperial Tobacco Group PLC	284,720	11,274,030
Japan Tobacco, Inc.	3,039	16,144,607

		27,418,637

		56,082,850

Utilities – 3.1%
Electric Utilities – 1.5%
E.ON AG	457,620	10,491,055

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

EDP – Energias de Portugal SA	2,210,300	$6,424,421

		16,915,476

Gas Utilities – 1.0%
Gas Natural SDG SA	652,280	11,031,114

Multi-Utilities – 0.6%
National Grid PLC	684,740	6,973,824

		34,920,414

Total Common Stocks (cost $1,078,236,301)		1,110,790,915

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $5,857,075)	5,857,075	5,857,075

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $1,084,093,376)		1,116,647,990

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.2%
Investment Companies – 2.2%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $24,451,319)	24,451,319	24,451,319

Total Investments – 101.3% (cost $1,108,544,695)		1,141,099,309
Other assets less liabilities – (1.3)%		(14,525,402)

Net Assets – 100.0%		$1,126,573,907

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Futures	143	March 2012	$4,343,604	$4,782,023	$438,419
Topix Index Futures	38	March 2012	3,467,971	3,896,297	428,326

					$866,745

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank NA:
Australian Dollar settling 5/15/12	13,006	$13,926,500	$13,831,503	$(94,997)
Swiss Franc settling 5/15/12	15,255	16,731,634	16,876,448	144,814
Credit Suisse London Branch (GFX):
Australian Dollar settling 5/15/12	32,871	34,717,693	34,957,352	239,659
Deutsche Bank AG London:
Norwegian Krone settling 5/15/12	282,848	48,875,603	50,446,881	1,571,278
HSBC BankUSA:
Norwegian Krone settling 5/15/12	34,375	5,940,089	6,130,895	190,806
Royal Bank of Scotland PLC:
Swedish Krona settling 5/15/12	94,333	14,068,004	14,215,821	147,817
State Street Bank and Trust Co.:
Great British Pound settling 5/15/12	5,975	9,475,753	9,500,529	24,776
UBS AG:
Australian Dollar settling 5/15/12	48,837	50,111,499	51,936,728	1,825,229
Japanese Yen settling 5/15/12	777,690	10,028,796	9,573,206	(455,590)
Swedish Krona settling 5/15/12	279,822	41,892,657	42,168,695	276,038
Westpac Banking Corp.:
New Zealand Dollar settling 5/15/12	20,489	16,244,458	17,008,697	764,239
New Zealand Dollar settling 5/15/12	47,216	38,823,356	39,195,793	372,437

Sale Contracts
Bank of America NA:
Canadian Dollar settling 5/15/12	32,043	31,909,459	32,330,575	(421,116)
Barclays Bank PLC Wholesale:
Euro settling 5/15/12	49,547	63,170,939	66,033,858	(2,862,919)
Credit Suisse London Branch (GFX):
Japanese Yen settling 5/15/12	1,742,493	22,710,534	21,449,735	1,260,799
Deutsche Bank AG London:
Euro settling 5/15/12	42,599	56,183,821	56,773,897	(590,076)
Goldman Sachs International:
Euro settling 5/15/12	57,294	75,890,487	76,358,687	(468,200)
UBS AG:
Japanese Yen settling 5/15/12	2,568,548	33,434,405	31,618,305	1,816,100
Swiss Franc settling 5/15/12	13,756	15,001,500	15,218,121	(216,621)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

International Value Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Swiss Franc settling 5/15/12	15,255	$16,636,222	$16,876,448	$(240,226)

				$3,284,247

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
REG	– Registered Shares

See notes to financial statements.

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Financials – 27.5%
Capital Markets – 1.3%
UBS AG(a)	1,086,113	$15,210,609

Commercial Banks – 13.6%
Banco Bilbao Vizcaya Argentaria SA	1,121,137	10,036,838
Banco Santander Brasil SA/Brazil (ADR)	1,549,700	16,550,796
Banco Santander Chile (ADR)	135,330	10,963,083
Banco Santander SA	1,057,002	8,749,501
BNP Paribas SA	292,300	14,225,236
HDFC Bank Ltd.	1,507,000	15,959,330
HSBC Holdings PLC	2,223,350	19,697,882
Intesa Sanpaolo SpA	7,468,940	14,558,792
Itau Unibanco Holding SA (ADR)	1,310,240	27,580,552
Sberbank of Russia (Sponsored ADR)(a)	218,223	2,989,655
Standard Chartered PLC	441,492	11,357,648

		152,669,313

Consumer Finance – 1.4%
Shriram Transport Finance Co., Ltd.	1,405,030	15,692,183

Diversified Financial Services – 0.9%
IG Group Holdings PLC	1,476,050	10,390,507

Insurance – 5.4%
Admiral Group PLC	1,021,773	17,507,052
AIA Group Ltd.	6,444,600	24,326,004
Lancashire Holdings Ltd.	544,090	6,619,208
Prudential PLC	1,024,310	11,620,880

		60,073,144

Real Estate Management & Development – 4.0%
Daito Trust Construction Co., Ltd.	192,600	16,994,672
Hang Lung Group Ltd.	482,800	3,251,227
Hang Lung Properties Ltd.	6,428,000	24,269,315

		44,515,214

Thrifts & Mortgage Finance – 0.9%
Housing Development Finance Corp.	716,810	9,674,936

		308,225,906

Consumer Discretionary – 20.6%
Distributors – 3.0%
Li & Fung Ltd.(b)	14,886,000	34,097,740

Diversified Consumer Services – 2.4%
Anhanguera Educacional Participacoes SA	553,300	7,272,081
Estacio Participacoes SA	1,636,500	19,850,514

		27,122,595

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.5%
Ajisen China Holdings Ltd.(b)	7,155,800	$9,792,370
Sands China Ltd.	3,539,600	13,195,341
Shangri-La Asia Ltd.	1,978,333	4,935,266

		27,922,977

Household Durables – 1.4%
MRV Engenharia e Participacoes SA	1,914,900	15,444,091

Internet & Catalog Retail – 0.4%
Rakuten, Inc.	4,439	4,411,987

Media – 0.3%
Naspers Ltd.	52,950	2,920,161

Multiline Retail – 2.3%
Don Quijote Co., Ltd.	214,200	7,394,551
Golden Eagle Retail Group Ltd.(b)	7,444,000	18,319,618

		25,714,169

Specialty Retail – 6.6%
Belle International Holdings Ltd.	9,959,000	16,270,527
Fast Retailing Co., Ltd.(b)	13,800	2,864,147
Hennes & Mauritz AB – Class B	710,657	25,582,802
L’Occitane International SA(b)	2,033,750	4,822,723
Nitori Holdings Co., Ltd.	87,300	7,382,537
Yamada Denki Co., Ltd.	267,430	17,403,112

		74,325,848

Textiles, Apparel & Luxury Goods – 1.7%
Cie Financiere Richemont SA	64,860	3,977,516
Trinity Ltd.	19,160,000	15,089,810

		19,067,326

		231,026,894

Industrials – 11.8%
Air Freight & Logistics – 0.9%
Kuehne & Nagel International AG	76,897	10,133,041

Commercial Services & Supplies – 1.9%
Aggreko PLC	313,068	10,997,960
Edenred	161,821	4,309,621
Serco Group PLC	656,170	5,784,588

		21,092,169

Construction & Engineering – 0.7%
Larsen & Toubro Ltd.	300,650	7,982,722

Industrial Conglomerates – 0.5%
Keppel Corp., Ltd.	695,000	6,119,446

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 6.3%
Bureau Veritas SA	181,490	$14,957,357
Capita PLC(b)	1,911,610	23,280,832
Experian PLC	366,180	5,493,876
Intertek Group PLC	727,671	26,738,509

		70,470,574

Road & Rail – 1.5%
DSV A/S	210,847	4,899,201
Localiza Rent a Car SA	625,900	11,561,245

		16,460,446

		132,258,398

Consumer Staples – 11.7%
Beverages – 1.8%
Anheuser-Busch InBev NV	300,497	20,187,746

Food & Staples Retailing – 4.4%
Jeronimo Martins SGPS SA(a)	780,575	14,371,535
Olam International Ltd.	18,212,370	34,473,345

		48,844,880

Personal Products – 1.0%
Natura Cosmeticos SA	498,500	11,753,830

Tobacco – 4.5%
British American Tobacco PLC	513,424	25,897,335
Japan Tobacco, Inc.	2,187	11,618,379
KT&G Corp.	194,560	12,730,378

		50,246,092

		131,032,548

Energy – 11.4%
Energy Equipment & Services – 3.6%
AMEC PLC	1,073,411	18,881,965
Saipem SpA	109,550	5,537,240
Technip SA	151,570	16,526,386

		40,945,591

Oil, Gas & Consumable Fuels – 7.8%
Afren PLC(a)	5,374,906	11,421,069
BG Group PLC	1,377,200	33,236,398
NovaTek OAO (Sponsored GDR)(c)	57,720	8,375,172
Suncor Energy, Inc. (New York)	482,040	17,324,518
Total SA	298,900	16,720,619

		87,077,776

		128,023,367

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.5%
Chemicals – 2.4%
Filtrona PLC	1,006,234	$7,194,589
Orica Ltd.	303,003	8,812,376
Potash Corp. of Saskatchewan, Inc.	242,176	11,273,293

		27,280,258

Metals & Mining – 4.1%
BHP Billiton PLC	338,530	10,948,971
Newcrest Mining Ltd.	150,330	5,365,162
Randgold Resources Ltd.	46,180	5,288,981
Rio Tinto PLC	421,440	23,908,016

		45,511,130

		72,791,388

Information Technology – 6.2%
Internet Software & Services – 2.3%
Baidu, Inc./China (Sponsored ADR)(a)	83,511	11,415,953
Telecity Group PLC(a)	1,264,159	13,838,788

		25,254,741

Semiconductors & Semiconductor Equipment – 1.8%
Samsung Electronics Co., Ltd. (Preference Shares)	32,740	20,478,980

Software – 2.1%
SAP AG	137,140	9,258,736
Temenos Group AG(a)(b)	720,752	14,153,767

		23,412,503

		69,146,224

Health Care – 3.6%
Pharmaceuticals – 3.6%
Aspen Pharmacare Holdings Ltd.(a)	835,724	12,070,250
Novo Nordisk A/S – Class B	124,680	17,477,364
Shire PLC	290,340	10,126,045

		39,673,659

Total Common Stocks (cost $1,037,287,118)		1,112,178,384

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $1,360,989)	1,360,989	1,360,989

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $1,038,648,107)		1,113,539,373

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.8%
Investment Companies – 2.8%
AllianceBernstein Exchange Reserves – Class I, 0.22%(d) (cost $31,106,287)	31,106,287	$31,106,287

Total Investments – 102.2% (cost $1,069,754,394)		1,144,645,660
Other assets less liabilities – (2.2)%		(24,182,352)

Net Assets – 100.0%		$1,120,463,308

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Brazilian Real settling 5/03/12	15,271	$8,658,502	$8,764,104	$105,602
Japanese Yen settling 3/15/12	589,263	7,700,358	7,249,675	(450,683)
Japanese Yen settling 6/15/12	706,330	9,114,088	8,697,807	(416,281)
Singapore Dollar settling 3/15/12	20,505	15,876,887	16,395,584	518,697
Citibank NA:
Australian Dollar settling 3/15/12	13,266	13,486,468	14,206,168	719,700
Credit Suisse London Branch (GFX):
Great British Pound settling 3/15/12	7,878	12,404,462	12,531,954	127,492
Deutsche Bank AG London:
Euro settling 3/15/12	31,475	42,565,027	41,936,237	(628,790)
Swiss Franc settling 3/15/12	10,528	11,499,049	11,638,572	139,523
Goldman Sachs International:
Japanese Yen settling 3/15/12	1,373,317	17,884,992	16,895,855	(989,137)
HSBC BankUSA:
Hong Kong Dollar settling 3/15/12	70,140	9,032,491	9,043,323	10,832
Norwegian Krone settling 3/15/12	36,576	6,071,885	6,540,214	468,329
Morgan Stanley and Co. Inc.:
Japanese Yen settling 3/15/12	1,559,986	20,084,019	19,192,435	(891,584)
Royal Bank of Canada:
Norwegian Krone settling 6/15/12	42,116	7,551,920	7,502,029	(49,891)
Royal Bank of Scotland PLC:
Canadian Dollar settling 6/15/12	14,040	14,174,659	14,155,650	(19,009)
Great British Pound settling 3/15/12	10,747	16,392,936	17,095,825	702,889
Great British Pound settling 3/15/12	8,562	13,541,231	13,620,029	78,798
Japanese Yen settling 3/15/12	4,138,713	53,545,075	50,918,392	(2,626,683)
Japanese Yen settling 6/15/12	391,665	5,151,792	4,822,996	(328,796)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Growth Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank:
Australian Dollar settling 3/15/12	6,713	$6,783,285	$7,188,753	$405,468
Euro settling 3/15/12	9,968	13,284,653	13,281,030	(3,623)
Singapore Dollar settling 6/15/12	6,922	5,549,298	5,536,570	(12,728)
UBS AG:
Canadian Dollar settling 3/15/12	69,910	68,385,683	70,634,177	2,248,494
Canadian Dollar settling 3/15/12	14,760	14,438,173	14,912,894	474,721
Westpac Banking Corp:
Australian Dollar settling 3/15/12	5,254	5,256,049	5,626,353	370,304

Sale Contracts
Bank of America NA:
Canadian Dollar settling 3/15/12	35,242	35,145,175	35,607,061	(461,886)
Euro settling 3/15/12	41,443	52,725,857	55,217,268	(2,491,411)
Hong Kong Dollar settling 6/15/12	30,240	3,899,916	3,899,702	214
Barclays Bank PLC Wholselale:
Hong Kong Dollar settling 3/15/12	67,206	8,663,280	8,665,035	(1,755)
Indian Rupee settling 3/15/12	274,109	5,542,034	5,568,456	(26,422)
Japanese Yen settling 3/15/12	3,187,327	39,313,557	39,213,534	100,023
Citibank NA:
Canadian Dollar settling 3/15/12	5,355	5,352,896	5,410,471	(57,575)
Japanese Yen settling 3/15/12	1,682,592	21,877,614	20,700,850	1,176,764
Swiss Franc settling 3/15/12	10,528	11,011,447	11,638,572	(627,125)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 3/15/12	14,760	14,511,562	14,912,894	(401,332)
Norwegian Krone settling 3/15/12	36,576	6,259,407	6,540,214	(280,807)
Deutsche Bank AG London:
Great British Pound settling 3/15/12	5,348	8,291,582	8,507,349	(215,767)
Goldman Sachs International:
Great British Pound settling 3/15/12	25,974	40,088,012	41,318,225	(1,230,213)
HSBC BankUSA:
Brazilian Real settling 5/03/12	34,525	19,409,152	19,814,072	(404,920)
Great British Pound settling 3/15/12	34,000	53,213,060	54,085,611	(872,551)
Hong Kong Dollar settling 3/15/12	440,953	56,702,544	56,853,156	(150,612)
Morgan Stanley and Co. Inc.:
Japanese Yen settling 3/15/12	1,134,806	14,721,107	13,961,465	759,642
Standard Chartered Bank:
Hong Kong Dollar settling 6/15/12	25,368	3,271,598	3,271,417	181
Indian Rupee settling 6/15/12	159,939	3,139,136	3,182,129	(42,993)
Singapore Dollar settling 3/15/12	5,779	4,462,514	4,620,828	(158,314)
UBS AG:
Euro settling 6/15/12	3,949	5,289,713	5,264,027	25,686

				$(5,407,529)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $8,375,172 or 0.7% of net assets.

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 43.9%
Canada – 4.0%
Canadian Government Bond 1.00%, 2/01/14	CAD	37,840	$38,166,982

United States – 39.9%
U.S. Treasury Notes 0.25%, 1/31/14-2/28/14	U.S.$	43,320	43,278,849
0.50%, 10/15/14		10,225	10,253,753
0.625%, 4/30/13		33,270	33,425,970
0.75%, 8/15/13		37,505	37,771,623
1.00%, 8/31/16-10/31/16		49,892	50,373,029
1.375%, 11/15/12-1/15/13		157,201	158,558,261
2.875%, 1/31/13		44,685	45,784,653

			379,446,138

Total Governments – Treasuries (cost $415,999,924)			417,613,120

ASSET-BACKED SECURITIES – 16.0%
Autos - Fixed Rate – 4.9%
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(a)		8,610	8,746,171
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		4,712	4,712,201
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		1,408	1,415,848
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(a)	CAD	2,058	2,107,685
Ford Credit Auto Lease Trust Series 2010-B, Class A2 0.75%, 10/15/12(a)	U.S.$	171	171,359
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,089	2,089,371
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(a)		3,075	3,075,830
Series 2011-B, Class A2 0.90%, 1/15/14(a)		3,285	3,287,411
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,680,807

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14	U.S.$	3,628	$3,635,272
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(a)		3,988	3,992,458
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,580	4,580,207
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		1,459	1,459,693

			46,954,313

Credit Cards - Floating Rate – 4.0%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.309%, 7/15/16(b)		6,000	5,992,928
Chase Issuance Trust Series 2011-A3, Class A3 0.369%, 12/15/15(b)		5,010	5,009,845
Citibank Omni Master Trust Series 2009-A8, Class A8 2.349%, 5/16/16(a)(b)		4,135	4,147,238
Discover Card Master Trust Series 2009-A1, Class A1 1.549%, 12/15/14(b)		3,835	3,848,466
Series 2009-A2, Class A 1.549%, 2/17/15(b)		1,320	1,326,926
Series 2010-A1, Class A1 0.899%, 9/15/15(b)		7,206	7,248,257
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.799%, 1/15/17(b)		2,700	2,722,074
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.996%, 12/18/14(a)(b)		7,390	7,406,205

			37,701,939

Autos - Floating Rate – 3.1%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.399%, 9/15/14(a)(b)		4,360	4,381,925
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.899%, 12/15/14(a)(b)		6,070	6,135,178
Series 2010-3, Class A2 1.949%, 2/15/17(a)(b)		3,025	3,123,450
Series 2012-1, Class A 0.719%, 1/15/16(b)		4,546	4,546,432

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.799%, 10/20/14(a)(b)	U.S.$	5,438	$5,481,532
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.499%, 11/17/14(a)(b)		3,765	3,782,844
Wheels SPV LLC Series 2009-1, Class A 1.799%, 3/15/18(a)(b)		2,080	2,084,596

			29,535,957

Other ABS - Floating Rate – 1.8%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.949%, 7/15/15(a)(b)		14,000	14,067,138
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.816%, 2/20/17(b)		3,510	3,509,986

			17,577,124

Other ABS - Fixed Rate – 1.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		4,313	4,330,558
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(a)		2,824	2,824,991
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		3,111	3,111,648

			10,267,197

Credit Cards - Fixed Rate – 0.7%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,321,826
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,172,732

			6,494,558

Home Equity Loans - Floating Rate – 0.3%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.53%, 4/25/33(c)		1,926	1,797,086
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.526%, 1/20/36(b)		951	787,541

			2,584,627

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	U.S.$	1,022	$908,816
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			908,816

Total Asset-Backed Securities (cost $152,059,475)			152,024,531

MORTGAGE PASS - THROUGHS – 15.2%
Agency ARMs – 5.7%
Federal Home Loan Mortgage Corp. 2.458%, 8/01/36(c)		3,014	3,211,500
2.737%, 6/01/37(c)		10,441	11,151,942
Series 2005 2.641%, 5/01/35(c)		3,378	3,600,057
Series 2007 2.554%, 11/01/36(b)		2,277	2,421,359
2.608%, 1/01/37(b)		2,150	2,291,625
Federal National Mortgage Association 2.397%, 1/01/36(c)		1,780	1,892,964
3.428%, 6/01/37(b)		2,833	3,003,992
4.777%, 10/01/39(c)		2,657	2,831,092
Series 2003 2.781%, 12/01/33(c)		885	939,456
Series 2005 2.404%, 2/01/35(b)		4,664	4,912,525
2.74%, 10/01/35(c)		2,630	2,802,541
Series 2006 2.548%, 11/01/36(b)		2,838	3,023,714
2.571%, 5/01/36(b)		3,240	3,452,916
2.786%, 7/01/36(c)		2,390	2,546,311
Series 2007 2.027%, 1/01/37(b)		1,162	1,208,194
4.598%, 2/01/37(b)		2,909	3,080,360
Series 2009 2.833%, 7/01/38(c)		2,029	2,124,336

			54,494,884

Agency Fixed Rate 30-Year – 5.2%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,407	1,545,368
Federal National Mortgage Association 5.50%, TBA		12,990	14,153,010

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.00%, 9/01/38	U.S.$	9,344	$10,267,475
Series 2008 6.00%, 5/01/38-8/01/38		18,906	20,774,104
Series 2010 6.00%, 4/01/40		2,734	3,004,539

			49,744,496

Agency Fixed Rate 15-Year – 4.3%
Federal National Mortgage Association 3.50%, 3/01/26-9/01/26		35,295	37,031,308
Series 1998 6.00%, 10/01/13-12/01/13		6	6,203
Series 2001 6.00%, 11/01/16		65	69,685
Series 2002 6.00%, 12/01/17		53	57,825
Series 2005 6.00%, 6/01/17-6/01/20		114	122,997
Series 2006 6.00%, 5/01/21-1/01/22		2,240	2,428,718
Series 2007 6.00%, 2/01/22		590	638,170

			40,354,906

Total Mortgage Pass-Throughs (cost $141,962,984)			144,594,286

CORPORATES - INVESTMENT GRADES – 10.2%
Industrial – 8.9%
Basic – 0.4%
BHP Billiton Finance USA Ltd. 1.00%, 2/24/15		3,325	3,335,693

Capital Goods – 1.3%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,065,763
Eaton Corp. 0.885%, 6/16/14(b)		2,469	2,472,163
General Dynamics Corp. 5.25%, 2/01/14		2,750	2,994,602
John Deere Capital Corp. 5.25%, 10/01/12		2,030	2,087,611

			12,620,139

Communications - Telecommunications – 1.3%
AT&T, Inc. 4.95%, 1/15/13		2,135	2,215,199

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cellco Partnership / Verizon Wireless Capital LLC 5.55%, 2/01/14	U.S.$	4,375	$4,758,373
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,707,107
1.95%, 3/28/14		3,130	3,213,214

			11,893,893

Consumer Cyclical - Automotive – 0.8%
American Honda Finance Corp. 2.375%, 3/18/13(a)		4,534	4,615,100
Toyota Motor Credit Corp. 1.25%, 11/17/14		3,360	3,404,721

			8,019,821

Consumer Cyclical - Entertainment – 0.1%
Walt Disney Co. (The) 4.50%, 12/15/13		934	1,000,018

Consumer Cyclical - Retailers – 1.0%
Target Corp. 0.61%, 1/11/13(b)		7,016	7,025,002
Wal-Mart Stores, Inc. 4.55%, 5/01/13		2,595	2,718,989

			9,743,991

Consumer Non-Cyclical – 1.8%
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,065,799
Bottling Group LLC 5.00%, 11/15/13		2,669	2,869,444
Eli Lilly & Co. 4.20%, 3/06/14		2,845	3,042,634
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,219,900
Novartis Capital Corp. 4.125%, 2/10/14		2,855	3,050,667
PepsiCo, Inc./NC 4.65%, 2/15/13		2,077	2,160,304
Sanofi 1.625%, 3/28/14		2,445	2,497,289

			16,906,037

Energy – 0.6%
Chevron Corp. 3.95%, 3/03/14		2,885	3,082,219
ConocoPhillips 4.75%, 2/01/14		2,710	2,924,857

			6,007,076

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.6%
Cisco Systems, Inc. 1.625%, 3/14/14	U.S.$	4,905	$5,015,936
Hewlett-Packard Co. 2.95%, 8/15/12		1,043	1,050,901
International Business Machines Corp. 0.55%, 2/06/15		1,887	1,877,748
Oracle Corp. 4.95%, 4/15/13		2,140	2,249,283
Texas Instruments, Inc. 1.375%, 5/15/14		4,990	5,074,062

			15,267,930

			84,794,598

Financial Institutions – 0.9%
Banking – 0.4%
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,006,285

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		4,791	4,855,904

			8,862,189

Utility – 0.4%
Natural Gas – 0.4%
Transcanada Pipelines Ltd. 0.875%, 3/02/15		3,330	3,317,646

Total Corporates - Investment Grades (cost $95,476,481)			96,974,433

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.2%
Non-Agency Fixed Rate CMBS – 2.9%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		4,949	4,950,348
Series 2011-C3, Class A1 1.875%, 2/15/46(a)		5,719	5,760,147
Series 2011-C4, Class A1 1.525%, 7/15/46(a)		2,649	2,650,465
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		2,993	3,037,903
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(a)		5,704	5,827,206

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C19, Class A4 4.612%, 5/15/44	U.S.$	2,362	$2,373,118
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(a)		2,601	2,658,222

			27,257,409

Non-Agency Floating Rate CMBS – 1.8%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.559%, 3/15/22(a)(b)		2,500	2,450,000
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.589%, 11/15/17(a)(b)		831	769,602
Series 2007-FL14, Class C 0.549%, 6/15/22(a)(b)		2,839	2,590,176
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.719%, 10/15/21(a)(b)		4,900	4,205,523
Series 2007-TFLA, Class A2 0.369%, 2/15/22(a)(b)		8,000	7,440,000

			17,455,301

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		5,229	5,291,740

Total Commercial Mortgage-Backed Securities (cost $51,465,138)			50,004,450

AGENCIES – 3.3%
Agency Debentures – 3.3%
Bank of America Corp.-FDIC Insured 2.10%, 4/30/12		8,760	8,787,533
Citibank NA-FDIC Insured 1.875%, 5/07/12		9,299	9,325,502
Goldman Sachs Group, Inc. (The)-FDIC Insured 3.25%, 6/15/12		6,800	6,858,575
Morgan Stanley-FDIC Insured 2.25%, 3/13/12		6,000	6,002,952

Total Agencies (cost $30,856,081)			30,974,562

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%
Agency Fixed Rate – 2.3%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	U.S.$	9,652	$9,934,410
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		5,246	5,480,325
Series 2011-39, Class DA 3.50%, 7/25/24		6,746	7,009,338

			22,424,073

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.64%, 2/25/42(a)(b)		3,049	2,691,934

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		512	498,530

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.524%, 10/25/33(b)		120	114,853
Freddie Mac Reference REMICs Series R008, Class FK 0.649%, 7/15/23(b)		334	333,602

			448,455

Total Collateralized Mortgage Obligations (cost $26,516,103)			26,062,992

INFLATION-LINKED SECURITIES – 1.1%
United States – 1.1%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS)		3,421	3,627,097
2.00%, 1/15/14 (TIPS)		6,770	7,278,622

Total Inflation-Linked Securities (cost $10,728,130)			10,905,719

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.887%, 11/03/14(a)(b) (cost $6,454,411)		6,456	6,389,703

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Short Duration Bond Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.3%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(f) (cost $24,864,308)	24,864,308	$24,864,308

	Principal Amount (000)
Certificates of Deposit – 1.4%
Royal Bank of Canada NY 2.25%, 3/15/13 (cost $12,807,522)	$12,810	12,985,164

Commercial Paper – 0.3%
Vodafone Group PLC Zero Coupon, 7/09/12 (cost $3,286,892)	3,300	3,286,892

Total Short-Term Investments (cost $40,958,722)		41,136,364

Total Investments – 102.6% (cost $972,477,449)		976,680,160
Other assets less liabilities – (2.6)%		(24,792,327)

Net Assets – 100.0%		$951,887,833

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,167	June 2012	$257,051,608	$257,013,517	$(38,091)
U.S. T-Note 5 Yr Futures	185	June 2012	22,779,927	22,786,797	6,870

Sold Contracts
U.S. T-Note 10 Yr Futures	112	June 2012	14,716,609	14,666,750	49,859

					$18,638

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Short Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
UBS AG:
Canadian Dollar settling 3/02/12	277	$276,526	$279,675	$3,149

Sale Contracts
Citibank NA:
Canadian Dollar settling 3/02/12	37,851	37,919,281	38,253,523	(334,242)
Morgan Stanley and Co. Inc:
Canadian Dollar settling 4/03/12	40,048	40,487,916	40,446,109	41,807
Canadian Dollar settling 4/03/12	40,048	40,487,916	40,446,109	41,807
State Street Bank and Trust Co.:
Canadian Dollar settling 3/02/12	2,474	2,480,256	2,500,105	(19,849)

				$(267,328)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $129,533,667 or 13.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(c)	Variable rate coupon, rate shown as of February 29, 2012.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 29, 2012, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FDIC	– Federal Deposit Insurance Corporation
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 38.6%
Canada – 1.0%
Canadian Government Bond 3.25%, 6/01/21	CAD	10,762	$12,035,124

Finland – 6.0%
Finland Government Bond 3.375%, 4/15/20	EUR	33,005	48,062,430
3.875%, 9/15/17		15,972	23,927,294

			71,989,724

Germany – 4.8%
Bundesrepublik Deutschland Series 05 3.50%, 1/04/16		31,029	46,005,130
Series 06 3.75%, 1/04/17		8,050	12,245,281

			58,250,411

Japan – 7.7%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,812,550	37,119,689
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		847,800	11,115,045
Series 48 2.50%, 12/21/20		2,384,400	33,484,086
Series 60 1.40%, 12/20/22		880,150	11,190,248

			92,909,068

Netherlands – 4.4%
Netherlands Government Bond 2.25%, 7/15/22	EUR	4,900	6,504,962
4.50%, 7/15/17		30,450	47,022,970

			53,527,932

South Africa – 2.1%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	183,357	25,036,013

United Kingdom – 8.5%
United Kingdom Gilt 2.00%, 1/22/16	GBP	3,998	6,666,291
3.75%, 9/07/20		9,087	16,597,518
4.00%, 9/07/16		12,818	23,237,882
4.25%, 6/07/32		6,950	13,103,140
4.50%, 3/07/19		5,211	9,967,698

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.75%, 12/07/30	GBP	16,349	$32,778,109

			102,350,638

United States – 4.1%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	24,247,679
U.S. Treasury Notes 2.625%, 11/15/20		21,234	22,751,891
3.625%, 2/15/20		2,780	3,208,512

			50,208,082

Total Governments - Treasuries (cost $458,033,448)			466,306,992

CORPORATES - INVESTMENT GRADES – 24.3%
Financial Institutions – 11.5%
Banking – 7.5%
Bank of America Corp. 5.875%, 2/07/42		2,896	2,888,954
7.625%, 6/01/19		1,700	1,922,110
Series L 5.65%, 5/01/18		4,350	4,513,069
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		5,410	5,899,583
BNP Paribas SA 5.00%, 1/15/21		2,966	3,034,678
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,604,072
Citigroup, Inc. 4.50%, 1/14/22		465	477,709
5.50%, 4/11/13		2,900	3,008,823
6.50%, 8/19/13		2,770	2,935,316
8.50%, 5/22/19		790	980,149
Compass Bank 5.50%, 4/01/20		4,989	4,776,568
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.875%, 2/08/22		3,060	3,051,934
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,348,091
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21	U.S.$	1,148	1,149,876
6.00%, 6/15/20		2,700	2,870,230
7.50%, 2/15/19		2,855	3,250,118
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,004,477

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		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 4.40%, 7/22/20	U.S.$	1,335	$1,399,113
4.625%, 5/10/21		857	910,845
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		3,820	3,901,511
Macquarie Group Ltd. 4.875%, 8/10/17(a)		3,420	3,363,905
Morgan Stanley 5.45%, 1/09/17		1,615	1,661,543
5.50%, 7/24/20		2,455	2,418,128
6.60%, 4/01/12		960	964,017
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,572,397
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	2,977,051
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,360,431
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,636,112
5.20%, 4/15/21(a)		1,355	1,310,509
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,585,444
Standard Chartered PLC 6.409%, 1/30/17(a)		4,800	4,497,523
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,041,016
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,228,539
Union Bank NA 5.95%, 5/11/16		1,005	1,084,758
Wachovia Corp. 5.50%, 5/01/13		1,225	1,291,064

			89,919,663

Finance – 0.4%
General Electric Capital Corp. 4.80%, 5/01/13		2,795	2,920,957
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,162,145

			5,083,102

Insurance – 2.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,071,326
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,859,814
Coventry Health Care, Inc. 5.95%, 3/15/17		665	754,091

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 1/15/15	U.S.$	260	$282,755
6.30%, 8/15/14		2,060	2,254,691
Genworth Financial, Inc. 6.515%, 5/22/18		2,299	2,344,488
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,665,199
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	705,541
5.50%, 3/30/20		1,727	1,798,000
Humana, Inc. 6.30%, 8/01/18		369	428,618
6.45%, 6/01/16		285	322,937
7.20%, 6/15/18		610	735,981
Lincoln National Corp. 8.75%, 7/01/19		791	1,008,481
Markel Corp. 7.125%, 9/30/19		1,685	1,922,282
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,195,985
MetLife, Inc. 4.75%, 2/08/21		1,085	1,203,352
7.717%, 2/15/19		1,159	1,476,268
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,316,850
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		1,630	1,484,617
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,543,618
XL Group PLC 5.25%, 9/15/14		1,920	2,032,514

			33,407,408

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		2,683	2,835,303

REITS – 0.6%
ERP Operating LP 5.25%, 9/15/14		2,600	2,810,540
HCP, Inc. 6.00%, 1/30/17		2,195	2,446,973
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,457,502

			7,715,015

			138,960,491

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 10.3%
Basic – 1.3%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	U.S.$	2,110	$2,162,750
ArcelorMittal 6.125%, 6/01/18		2,271	2,403,163
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,181,441
International Paper Co. 5.30%, 4/01/15		2,625	2,876,076
Packaging Corp. of America 5.75%, 8/01/13		1,329	1,400,540
PPG Industries, Inc. 5.75%, 3/15/13		1,642	1,717,734
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,438,320

			15,180,024

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	309,965
Republic Services, Inc. 3.80%, 5/15/18		85	91,937
5.25%, 11/15/21		1,213	1,399,442
5.50%, 9/15/19		1,768	2,041,044

			3,842,388

Communications - Media – 2.0%
CBS Corp. 5.75%, 4/15/20		1,410	1,639,761
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,818,715
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,028,714
4.75%, 10/01/14		1,200	1,307,543
News America, Inc. 4.50%, 2/15/21		890	959,459
6.55%, 3/15/33		1,383	1,584,860
9.25%, 2/01/13		670	717,776
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,644,958
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,498,220
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,666,058
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,182,621

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WPP Finance 2010 4.75%, 11/21/21(a)	U.S.$	417	$444,464
WPP Finance UK 8.00%, 9/15/14		2,616	3,021,289

			24,514,438

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	2,840,634
AT&T Corp. 8.00%, 11/15/31		295	424,859
AT&T, Inc. 4.45%, 5/15/21		1,694	1,900,595
Deutsche Telekom International 4.875%, 3/06/42(a)		2,586	2,549,899
Telecom Italia Capital SA 6.175%, 6/18/14		2,510	2,585,300
6.375%, 11/15/33		375	323,438
7.175%, 6/18/19		1,450	1,497,125
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,526,772

			13,648,622

Consumer Cyclical - Automotive – 0.5%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,675,060
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,323,128

			5,998,188

Consumer Cyclical - Entertainment – 0.7%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,628,116
7.625%, 4/15/31		2,810	3,769,039
Viacom, Inc. 5.625%, 9/15/19		2,895	3,402,152

			8,799,307

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		3,270	3,408,589

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,830,009

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.2%
Ahold Finance USA LLC 6.875%, 5/01/29	U.S.$	3,105	$3,901,647
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	513,366
5.875%, 5/15/13		2,720	2,840,034
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,694,831
Delhaize Group SA 5.875%, 2/01/14		775	833,868
Pepsico, Inc. 4.00%, 3/05/42		2,972	2,962,727

			14,746,473

Energy – 1.3%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	850,927
6.45%, 9/15/36		877	1,073,810
Marathon Petroleum Corp. 3.50%, 3/01/16		448	464,475
5.125%, 3/01/21		760	825,396
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,012,696
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,626,759
Noble Holding International Ltd. 4.90%, 8/01/20		251	274,916
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,374,161
Southwestern Energy Co. 4.10%, 3/15/22(a)		823	821,988
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,086,401

			15,411,529

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)		3,341	3,307,590

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	562,305
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,615,282
Motorola Solutions, Inc. 7.50%, 5/15/25		290	338,596
Xerox Corp. 8.25%, 5/15/14		310	348,161

			2,864,344

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14	U.S.$	1,695	$1,810,350
5.75%, 12/15/16		1,115	1,235,033

			3,045,383

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,333,605
Con-way, Inc. 6.70%, 5/01/34		2,144	2,064,402
Ryder System, Inc. 5.85%, 11/01/16		930	1,050,581
7.20%, 9/01/15		908	1,063,201

			7,511,789

			124,108,673

Utility – 1.9%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,740,878
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,181	1,328,737
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	2,922,945
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,131,275
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,532,761
TECO Finance, Inc. 4.00%, 3/15/16		745	788,295
5.15%, 3/15/20		915	1,028,233
Union Electric Co. 6.70%, 2/01/19		315	384,406

			13,857,530

Natural Gas – 0.8%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,112,878
7.50%, 7/01/38		2,264	2,655,803
EQT Corp. 8.125%, 6/01/19		1,707	2,024,382
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		1,340	1,392,582
Williams Partners LP 5.25%, 3/15/20		2,198	2,482,054

			9,667,699

			23,525,229

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Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.6%
Agencies - Not Government Guaranteed – 0.6%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)	U.S.$	757	$770,291
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,324,750
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		2,500	2,687,795

			6,782,836

Total Corporates - Investment Grades (cost $271,927,636)			293,377,229

MORTGAGE PASS-THROUGHS – 13.9%
Agency Fixed Rate 30-Year – 10.8%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		88	93,412
Series 2007 5.50%, 7/01/35		2,507	2,733,248
Federal National Mortgage Association 3.50%, 12/01/41		19,319	19,982,697
4.00%, TBA		47,405	49,886,358
6.00%, 5/01/31-5/01/38		15,841	17,405,928
Series 2003 5.50%, 4/01/33		2,134	2,332,204
Series 2004 5.50%, 4/01/34-11/01/34		6,759	7,383,796
Series 2005 5.50%, 2/01/35		1,652	1,805,095
6.00%, 4/01/35		5,659	6,316,954
Series 2006 5.00%, 1/01/36		7	7,110
Series 2007 4.50%, 8/01/37		553	588,720
Series 2008 6.00%, 3/01/37-5/01/38		18,445	20,335,098
Series 2011 6.00%, 4/01/40		1,803	1,981,251

			130,851,871

Agency ARMs – 2.1%
Federal Home Loan Mortgage Corp. 2.458%, 8/01/36(b)		3,133	3,338,785
2.665%, 4/01/36(b)		4,337	4,621,040
5.057%, 5/01/38(b)		3,129	3,316,169
Series 2007 2.252%, 2/01/37(c)		1,451	1,524,166

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 3.428%, 6/01/37(c)	U.S.$	3,002	$3,184,150
4.777%, 10/01/39(b)		2,725	2,903,684
Series 2003 2.781%, 12/01/33(b)		1,228	1,303,632
Series 2006 2.117%, 3/01/36(b)		765	803,460
2.373%, 2/01/36(b)		1,265	1,348,159
Series 2007 2.362%, 3/01/34(b)		2,250	2,354,339

			24,697,584

Agency Fixed Rate 15-Year – 1.0%
Federal National Mortgage Association 4.50%, TBA		11,145	11,925,150

Total Mortgage Pass-Throughs (cost $163,677,435)			167,474,605

ASSET-BACKED SECURITIES – 7.0%
Autos - Fixed Rate – 3.8%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		4,515	4,519,064
Series 2011-4, Class A2 0.92%, 3/09/15		2,250	2,253,641
Series 2011-5, Class A2 1.19%, 8/08/15		1,592	1,598,540
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		4,983	4,983,314
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	4,552	4,604,538
Ford Credit Auto Lease Trust Series 2011-A, Class A2
0.74%, 9/15/13	U.S.$	5,550	5,552,037
Series 2011-B, Class A2 0.82%, 1/15/14		2,257	2,259,686
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,326,389
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		2,173	2,173,386

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15	U.S.$	1,841	$1,842,186
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		4,730	4,730,214
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		3,414	3,407,709
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		5,748	5,752,284

			46,002,988

Credit Cards - Floating Rate – 2.1%
American Express Credit Account Master Trust Series 2011-1, Class A 0.419%, 4/17/17(c)		6,685	6,693,537
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.309%, 7/15/16(c)		5,500	5,493,518
Chase Issuance Trust Series 2008-A10, Class A10 0.999%, 8/17/15(c)		5,500	5,559,510
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.799%, 1/15/17(c)		2,830	2,853,137
Series 2011-2, Class A 0.729%, 5/15/19(c)		5,020	5,033,487

			25,633,189

Other ABS - Fixed Rate – 0.6%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		2,382	2,391,767
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,408,649
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		3,290	3,290,478

			7,090,894

Autos - Floating Rate – 0.3%
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.394%, 10/25/16(a)(c)		1,703	1,719,177

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wheels SPV LLC Series 2009-1, Class A 1.799%, 3/15/18(a)(c)	U.S.$	2,080	$2,084,597

			3,803,774

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.419%, 12/25/32		459	406,434
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		466	424,093

			830,527

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.514%, 5/25/37(c)(d)		3,715	69,823
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.506%, 1/20/35(c)		644	586,076
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.474%, 2/25/37(c)(d)		1,610	8,350

			664,249

Total Asset-Backed Securities (cost $89,297,976)			84,025,621

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.2%
Non-Agency Fixed Rate CMBS – 3.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A2 5.56%, 10/15/48		5,791	5,879,070
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,065	3,432,837
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	7,148,057

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 5.819%, 6/15/49	U.S.$	9,364	$10,339,130
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.32%, 6/15/29		6,015	6,482,919
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.902%, 6/12/46		3,075	3,498,584
Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,773,021

			44,553,618

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	4,977,371

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(c)		1,855	1,788,591

Total Commercial Mortgage-Backed Securities (cost $47,667,530)			51,319,580

GOVERNMENTS - SOVEREIGN AGENCIES – 4.2%
Canada – 4.2%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	38,670	42,195,225
4.10%, 12/15/18(a)		7,960	9,077,111

Total Governments - Sovereign Agencies (cost $50,973,155)			51,272,336

AGENCIES – 2.2%
Agency Debentures – 2.2%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $23,380,217)	U.S.$	32,305	26,912,617

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 2.00%, 4/15/12-1/15/14 (TIPS) (cost $17,809,055)	U.S.$	16,815	$18,077,387

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		1,990	2,288,500

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,828,158

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,136,705

Total Quasi-Sovereigns (cost $8,032,295)			9,253,363

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.3%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.593%, 2/25/36		2,605	1,500,578
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.742%, 5/25/35		1,770	1,601,514
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.401%, 5/25/36		1,367	607,166

			3,709,258

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.182%, 12/25/35(c)		927	520,251
Series 2006-OA14, Class 3A1 1.032%, 11/25/46(c)		4,057	1,790,685
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.774%, 2/25/35(c)(d)		2,801	135,776

			2,446,712

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency ARMs – 0.2%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.52%, 3/25/36(c)	U.S.$	2,559	$1,588,383

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.806%, 5/28/35		392	278,718

Total Collateralized Mortgage Obligations (cost $16,466,091)			8,023,071

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Lithuania – 0.2%
Lithuania Government International Bond 6.625%, 2/01/22(a)		1,768	1,898,390

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(a)		2,944	3,057,344

Russia – 0.2%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(a)		2,038	2,428,047

Total Governments - Sovereign Bonds (cost $6,887,843)			7,383,781

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $3,378,529)		3,310	4,398,262

COVERED BONDS – 0.3%
Covered Bonds – 0.3%
Credit Agricole Home Loan SFH 3.50%, 6/14/18(a) (cost $4,129,611)	EUR	3,000	4,172,378

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,893,675)	U.S.$	2,340	3,242,973

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Core Bond Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $53,343,138)	53,343,138	$53,343,138

Total Investments – 103.4% (cost $1,217,897,634)	1,248,583,333
Other assets less liabilities – (3.4)%		(40,523,588)

Net Assets – 100.0%		$1,208,059,745

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	127	June 2012	$27,969,516	$27,969,766	$(250)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 3/02/12	11,952	$11,987,705	$12,079,524	$(91,819)
Canadian Dollar settling 3/02/12	11,915	11,889,798	12,041,477	(151,679)
Canadian Dollar settling 3/02/12	19,452	19,452,502	19,658,902	(206,400)
BNP Paribas SA:
Canadian Dollar settling 4/03/12	67,646	68,416,280	68,318,341	97,939
Japanese Yen settling 3/21/12	912,670	11,654,350	11,229,086	425,264
Citibank N.A.:
Canadian Dollar settling 3/02/12	10,664	10,696,144	10,777,832	(81,688)
Japanese Yen settling 3/21/12	6,677,328	84,134,949	82,154,914	1,980,035
Deutsche Bank AG London:
Euro settling 3/29/12	18,217	24,461,143	24,273,393	187,750
Goldman Sachs International:
Euro settling 3/29/12	126,248	166,975,284	168,217,159	(1,241,875)
South African Rand settling 3/26/12	191,258	24,667,098	25,371,539	(704,441)

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Core Bond Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Royal Bank of Canada:
Canadian Dollar settling 3/02/12	13,662	$13,690,052	$13,807,638	$(117,586)
UBS AG:
Great British Pound settling 3/29/12	65,328	103,203,662	103,910,723	(707,061)

				$(611,561)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $154,275,139 or 12.8% of net assets.

(b)	Variable rate coupon, rate shown as of February 29, 2012.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(d)	Illiquid security.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
ZAR	– South African Rand

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.7%
United States – 96.7%
U.S. Treasury Inflation Index 0.125%, 1/15/22 (TIPS)(a)	U.S.$	18,682	$19,455,331
0.625%, 7/15/21 (TIPS)(a)		70,235	77,176,614
1.125%, 1/15/21 (TIPS)		13,577	15,516,456
1.25%, 7/15/20 (TIPS)(a)		60,680	70,279,977
1.375%, 7/15/18-1/15/20 (TIPS)(a)		48,101	55,942,332
1.625%, 1/15/15 (TIPS)(a)		46,440	50,905,791
1.625%, 1/15/18 (TIPS)		53,229	61,771,060
1.875%, 7/15/13-7/15/19 (TIPS)		118,391	131,711,363
1.875%, 7/15/15 (TIPS)(a)		81,024	90,861,301
2.00%, 7/15/14 (TIPS)(a)		99,851	109,437,747
2.125%, 1/15/19 (TIPS)(a)		26,159	31,697,192
2.375%, 1/15/17 (TIPS)(a)(b)		41,565	49,134,195
2.375%, 1/15/25 (TIPS)		1,197	1,556,236
2.50%, 7/15/16 (TIPS)		28,134	33,139,164
2.625%, 7/15/17 (TIPS)		4,955	6,015,340

Total Inflation-Linked Securities (cost $740,460,643)			804,600,099

CORPORATES - INVESTMENT GRADES – 16.1%
Industrial – 8.1%
Basic – 0.5%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,004,500
ArcelorMittal 6.125%, 6/01/18		769	813,753
Dow Chemical Co. (The) 5.25%, 11/15/41		945	1,041,123
8.55%, 5/15/19		637	847,304

			3,706,680

Capital Goods – 0.4%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,617,663
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	1,675	1,932,453

			3,550,116

Communications - Media – 1.7%
CBS Corp. 3.375%, 3/01/22		1,309	1,298,904
5.75%, 4/15/20		1,755	2,040,979
Comcast Corp. 5.15%, 3/01/20		1,745	2,045,309

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21	U.S.$	660	$716,017
Interpublic Group of Cos. Inc. (The) 4.00%, 3/15/22		199	196,487
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,860,526
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,687,714
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,622,600
Virgin Media Secured Finance PLC 5.25%, 1/15/21		428	468,668
WPP Finance 2010 4.75%, 11/21/21(c)		1,737	1,851,402

			13,788,606

Communications - Telecommunications – 1.6%
American Tower Corp. 5.05%, 9/01/20		1,355	1,399,658
AT&T, Inc. 5.35%, 9/01/40		1,397	1,573,958
Deutsche Telekom International 4.875%, 3/06/42(c)		1,777	1,752,193
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,617,597
Telecom Italia Capital SA 6.375%, 11/15/33	U.S.$	1,165	1,004,812
Telefonica Emisiones SAU 5.462%, 2/16/21		835	839,961
United States Cellular Corp. 6.70%, 12/15/33		835	822,487
Verizon Communications, Inc. 7.35%, 4/01/39		1,510	2,080,747
Vodafone Group PLC 6.15%, 2/27/37		1,660	2,088,167

			13,179,580

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,779,756

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 6.25%, 4/30/16		1,495	1,732,378

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	$1,664,839
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	1,700	1,772,049

			3,436,888

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,542	1,585,412

Consumer Non-Cyclical – 0.4%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,718,337
Delhaize Group SA 5.875%, 2/01/14		1,515	1,630,078

			3,348,415

Energy – 1.0%
Anadarko Petroleum Corp. 5.95%, 9/15/16		430	497,821
Marathon Petroleum Corp. 3.50%, 3/01/16		230	238,458
5.125%, 3/01/21		390	423,558
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,339,536
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,738,509
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,090,679
Southwestern Energy Co. 4.10%, 3/15/22(c)		568	567,301
Transocean, Inc. 6.375%, 12/15/21		1,450	1,711,218

			8,607,080

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	277,255
Hewlett-Packard Co. 4.65%, 12/09/21		778	838,911
Intel Corp. 4.80%, 10/01/41		1,130	1,279,093
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,798,061
Xerox Corp. 8.25%, 5/15/14		1,425	1,600,419

			5,793,739

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16	U.S.$	1,615	$1,788,860

Transportation - Railroads – 0.3%
CSX Corp. 4.75%, 5/30/42		1,970	2,056,059

Transportation - Services – 0.3%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	973,744
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,145,965
5.85%, 11/01/16		630	711,684

			2,831,393

			67,184,962

Financial Institutions – 5.4%
Banking – 3.2%
Bank of America Corp. 5.625%, 7/01/20		705	731,387
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,641,684
Barclays Bank PLC 5.125%, 1/08/20	U.S.$	790	835,266
5.45%, 9/12/12		665	679,393
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	1,200	1,602,246
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,608,148
Citigroup, Inc. 4.50%, 1/14/22		1,940	1,993,022
5.50%, 4/11/13		865	897,459
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		2,120	2,212,941
6.00%, 6/15/20		685	728,188
HSBC Holdings PLC 5.10%, 4/05/21		1,130	1,236,735
JPMorgan Chase & Co. 4.40%, 7/22/20		715	749,338
4.50%, 1/24/22		2,075	2,204,781
Macquarie Group Ltd. 7.625%, 8/13/19(c)		1,470	1,515,871
Morgan Stanley 5.50%, 7/24/20-7/28/21		2,413	2,386,438
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,045,394
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		980	983,456

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	1,610	$1,699,609
Union Bank NA 5.95%, 5/11/16		1,675	1,807,930

			26,559,286

Finance – 0.1%
SLM Corp. Series A 5.375%, 1/15/13		925	948,125

Insurance – 2.0%
Allstate Corp. (The) 6.125%, 5/15/37		1,145	1,120,669
American International Group, Inc. 6.40%, 12/15/20		1,660	1,851,181
Genworth Financial, Inc. 6.515%, 5/22/18		936	954,520
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		760	720,048
Humana, Inc. 7.20%, 6/15/18		1,520	1,833,919
Lincoln National Corp. 8.75%, 7/01/19		550	701,220
Markel Corp. 7.125%, 9/30/19		1,628	1,857,255
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,695,864
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,809,191
QBE Capital Funding III Ltd. 7.25%, 5/24/41(c)		760	692,214
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,637,647
XL Group PLC 5.25%, 9/15/14		1,590	1,683,176

			16,556,904

REITS – 0.1%
HCP, Inc. 5.375%, 2/01/21		972	1,065,422

			45,129,737

Utility – 2.0%
Electric – 0.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,465,149
Constellation Energy Group, Inc. 5.15%, 12/01/20		615	691,933
Nisource Finance Corp. 6.15%, 3/01/13		695	731,829

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ohio Power Co. Series F 5.50%, 2/15/13	U.S.$	350	$365,547
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	836,042
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,777,632

			5,868,132

Natural Gas – 1.3%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,673,615
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,825,662
Enterprise Products Operating LLC 5.20%, 9/01/20		720	816,740
EQT Corp. 8.125%, 6/01/19		1,385	1,642,513
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		969	1,007,023
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,786,129
Williams Partners LP 3.80%, 2/15/15		1,660	1,756,252

			10,507,934

			16,376,066

Non Corporate Sectors – 0.6%
Agencies – Not Government Guaranteed – 0.6%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(c)		344	350,040
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,416,355
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		1,695	1,707,712
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,687,935

			5,162,042

Total Corporates – Investment Grades (cost $130,136,107)			133,852,807

ASSET-BACKED SECURITIES – 5.9%
Autos - Fixed Rate – 2.7%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		2,382	2,383,585
Series 2011-4, Class A2 0.92%, 3/09/15		1,200	1,201,942

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16	U.S.$	825	$825,328
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		1,710	1,710,012
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		2,940	2,941,079
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,183,790
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,246,100
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		1,177	1,177,209
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		2,396	2,397,759
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,194,055
Santander Drive Auto Receivables Trust Series 2011-4, Class A2 1.37%, 3/16/15		923	923,594
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,440	2,440,110

			22,624,563

Credit Cards - Floating Rate – 1.9%
American Express Credit Account Master Trust Series 2007-8, Class A 0.549%, 5/15/15(d)		3,676	3,682,307
Series 2011-1, Class A 0.419%, 4/17/17(d)		3,350	3,354,278
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.799%, 1/15/17(d)		1,495	1,507,223
Series 2011-2, Class A 0.729%, 5/15/19(d)		2,625	2,632,052
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.996%, 12/18/14(c)(d)		4,090	4,098,969

			15,274,829

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.7%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.719%, 1/15/16(d)	U.S.$	3,956	$3,956,376
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.499%, 11/17/14(c)(d)		2,075	2,084,835

			6,041,211

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.816%, 2/20/17(d)		3,065	3,064,988

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,203	1,207,720
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	707,553

			1,915,273

Total Asset-Backed Securities (cost $48,881,426)			48,920,864

MORTGAGE PASS-THROUGHS – 5.4%
Agency Fixed Rate 30-Year – 3.7%
Federal National Mortgage Association 3.50%, 12/01/41		10,044	10,388,951
6.00%, 10/01/40		18,337	20,149,030

			30,537,981

Agency ARMs – 1.7%
Federal Home Loan Mortgage Corp. 3.521%, 10/01/39(e)		1,600	1,698,524
5.057%, 5/01/38(e)		1,615	1,711,571
5.148%, 11/01/35(d)		3,083	3,258,267
Federal National Mortgage Association 3.905%, 10/01/37(e)		2,879	3,038,884
4.53%, 8/01/38(d)		2,988	3,174,821
4.777%, 10/01/39(e)		1,533	1,633,322

			14,515,389

Total Mortgage Pass-Throughs (cost $44,953,596)			45,053,370

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.2%
Non-Agency Fixed Rate CMBS – 2.8%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A2 5.56%, 10/15/48	U.S.$	2,982	$3,027,753
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,752,040
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,196,560
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,531,826
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 5.874%, 6/15/38		3,220	3,692,181
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		2,085	2,116,346
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,686,116

			23,002,822

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		3,146	3,302,063

Total Commercial Mortgage-Backed Securities (cost $24,698,139)			26,304,885

GOVERNMENTS - TREASURIES – 1.5%
Canada – 1.5%
Canadian Government Bond 3.25%, 6/01/21 (cost $12,276,084)	CAD	11,050	12,357,193

GOVERNMENTS - SOVEREIGN AGENCIES – 1.2%
Australia – 0.3%
Suncorp-Metway Ltd. 2.067%, 7/16/12(c)(d)	U.S.$	2,600	2,614,906

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.9%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	1,465	$2,331,927
Skipton Building Society 2.00%, 4/05/12		1,485	2,364,849
West Bromwich Building Society 2.00%, 4/05/12		1,490	2,372,553

			7,069,329

Total Governments – Sovereign Agencies (cost $9,408,098)			9,684,235

AGENCIES – 1.0%
Agency Debentures – 1.0%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,886,377)	U.S.$	7,932	8,021,877

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,161,517

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)		1,328	1,527,200

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,693,875

Total Quasi-Sovereigns (cost $4,225,260)			4,382,592

SUPRANATIONALS – 0.4%
European Investment Bank 0.827%, 3/05/12(d) (cost $3,500,163)		3,500	3,500,000

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Republic of Indonesia 5.25%, 1/17/42(c)		1,025	1,092,906

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c)	U.S.$	1,445	$1,500,633

Total Governments – Sovereign Bonds (cost $2,436,174)			2,593,539

CORPORATES – NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Capital Goods – 0.0%
Ball Corp. 5.00%, 3/15/22 (cost $264,000)		264	269,940

Total Investments – 132.2% (cost $1,029,126,067)			1,099,541,401
Other assets less liabilities – (32.2)%			(267,680,929)

Net Assets – 100.0%			$831,860,472

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures	8	June 2012	$1,051,141	$1,047,625	$(3,516)
Sold Contracts
U.S. T-Note 30 Yr Futures	173	June 2012	24,604,520	24,506,532	97,988
U.S. T-Note 5 Yr Futures	395	June 2012	48,634,356	48,652,891	(18,535)

					$75,937

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank N.A.:
Canadian Dollar settling 3/02/12	4,437	$4,428,337	$4,484,252	$55,915
Royal Bank of Scotland PLC:
Mexican Nuevo Peso settling 3/26/12	53,384	4,146,682	4,149,169	2,487
South African Rand settling 3/26/12	32,022	4,184,455	4,247,862	63,407
Swedish Krona settling 3/28/12	55,711	8,483,494	8,410,914	(72,580)
Standard Chartered Bank:
Indian Rupee settling 3/30/12	203,477	4,108,993	4,112,834	3,841

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
UBS AG:
Australian Dollar settling 3/09/12	7,778	$8,380,362	$8,334,475	$(45,887)

Sale Contracts
Barclays Bank PLC Wholesale:
Euro settling 3/29/12	6,324	8,519,234	8,426,878	92,356
BNP Paribas SA:
Japanese Yen settling 3/21/12	315,223	4,025,248	3,878,368	146,880
Credit Suisse London Branch (GFX):
Great British Pound settling 3/29/12	4,462	7,045,922	7,097,528	(51,606)
Deutsche Bank AG London:
Euro settling 3/29/12	3,131	4,193,053	4,172,124	20,929
HSBC BankUSA:
Canadian Dollar settling 4/03/12	16,113	16,306,467	16,272,996	33,471
Morgan Stanley and Co Inc.:
Canadian Dollar settling 3/02/12	8,278	8,284,134	8,365,670	(81,536)
Royal Bank of Canada:
Canadian Dollar settling 3/02/12	12,272	12,312,890	12,402,781	(89,891)
Standard Chartered Bank:
Euro settling 3/29/12	12,536	16,623,988	16,703,325	(79,337)

				$(1,551)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(60,598)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(599,759)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(8,482)
JPMorgan Chase Bank, N.A.	8,040	5/17/21	3.268%	3 Month LIBOR	(975,088)
JPMorgan Chase Bank, N.A.	9,340	2/7/22	2.04%	3 Month LIBOR	9,041
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	(38,661)

					$(1,673,547)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Bond Inflation Protection Portfolio—Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 29, 2012
Bank of America†	0.00%	—	$22,837,500
Bank of America	0.18%	3/01/12	27,867,632
Bank of America	0.18%	4/04/12	7,775,936
Bank of America†	0.18%	—	3,292,500
Bank of America†	0.18%	—	3,736,250
Bank of America†	0.18%	—	4,128,800
Bank of America†	0.18%	—	4,340,000
Bank of America†	0.18%	—	9,097,888
Bank of America	0.19%	3/27/12	28,637,364
Bank of America	0.19%	5/03/12	32,266,807
Bank of America	0.20%	4/04/12	32,430,781
Bank of America	0.21%	5/10/12	6,028,984
Bank of America	0.22%	3/05/12	21,160,000
Bank of America	0.22%	3/05/12	29,092,340
Bank of America	0.22%	4/11/12	27,882,840
Barclays†	0.17%	—	4,324,668
Barclays†	0.17%	—	9,123,750
Barclays†	0.17%	—	10,637,500
Goldman	0.18%	4/03/12	5,494,415
Goldman	0.21%	5/10/12	11,894,200

			$(302,050,155)

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 29, 2012

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $554,890,480.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swap contracts. The aggregate market value of these securities amounted to $2,042,628.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $49,268,349 or 5.9% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(e)	Variable rate coupon, rate shown as of February 29, 2012.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 71.8%
Industrial – 58.6%
Basic – 4.1%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	243	$244,519
Aleris International, Inc. 7.625%, 2/15/18		1,100	1,155,000
Arch Coal, Inc. 7.00%, 6/15/19(a)		451	451,000
7.25%, 6/15/21(a)		1,184	1,181,040
Arch Western Finance LLC 6.75%, 7/01/13		696	699,480
Calcipar SA 6.875%, 5/01/18(a)		479	471,815
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,372,830
Consol Energy, Inc. 8.25%, 4/01/20		525	572,250
Huntsman International LLC 5.50%, 6/30/16		400	399,500
8.625%, 3/15/21		891	1,006,830
Ineos Finance PLC 8.375%, 2/15/19(a)		425	451,562
Ineos Group Holdings Ltd. 8.50%, 2/15/16(a)		1,000	912,500
JMC Steel Group 8.25%, 3/15/18(a)		236	246,325
Kinove German Bondco GmbH 9.625%, 6/15/18(a)		317	324,133
Lyondell Chemical Co. 11.00%, 5/01/18		357	391,203
LyondellBasell Industries NV 6.00%, 11/15/21(a)		339	372,053
Momentive Performance Materials, Inc. 11.50%, 12/01/16		270	226,800
NewMarket Corp. 7.125%, 12/15/16		615	633,450
NewPage Corp. 10.00%, 5/01/12(b)		397	20,843
Nova Chemicals Corp. 8.625%, 11/01/19		501	574,897
Peabody Energy Corp. 6.00%, 11/15/18(a)		275	288,063
6.25%, 11/15/21(a)		659	690,302
7.375%, 11/01/16		545	615,850
Polypore International, Inc. 7.50%, 11/15/17		380	398,050

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)	U.S.$	501	$531,060
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	500	717,776
Steel Dynamics, Inc. 7.75%, 4/15/16	U.S.$	625	650,000
TPC Group LLC 8.25%, 10/01/17		1,047	1,104,585
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		529	235,405
Weyerhaeuser Co. 7.375%, 3/15/32		685	744,948

			17,684,069

Capital Goods – 6.7%
Alliant Techsystems, Inc. 6.875%, 9/15/20		320	340,000
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)		620	666,500
Ball Corp. 5.00%, 3/15/22		233	238,243
Berry Plastics Corp. 9.75%, 1/15/21		1,205	1,289,350
Bombardier, Inc. 7.50%, 3/15/18(a)		624	709,800
Building Materials Corp. of America 7.00%, 2/15/20(a)		689	747,565
7.50%, 3/15/20(a)		499	545,781
CNH America LLC 7.25%, 1/15/16		935	1,030,837
CNH Capital LLC 6.25%, 11/01/16(a)		262	281,650
Graphic Packaging International, Inc. 7.875%, 10/01/18		500	550,000
Griffon Corp. 7.125%, 4/01/18		287	298,480
Grohe Holding GmbH 8.625%, 10/01/14(a)	EUR	354	474,582
KUKA AG 8.75%, 11/15/17(a)		361	514,627
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	1,028,030
Masco Corp. 7.125%, 3/15/20		900	960,376
Mohawk Industries, Inc. 6.875%, 1/15/16		1,377	1,519,864

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nordenia International AG 9.75%, 7/15/17(a)	EUR	517	$737,015
Nortek, Inc. 8.50%, 4/15/21	U.S.$	712	688,860
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,215,400
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,391,000
Pregis Corp. 6.245%, 4/15/13(c)	EUR	56	71,392
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	752,940
7.875%, 8/15/19(a)		2,365	2,589,675
8.25%, 2/15/21(a)		1,850	1,766,750
8.75%, 10/15/16(a)		118	125,670
9.00%, 4/15/19(a)		638	638,000
9.875%, 8/15/19(a)		526	543,753
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		750	795,000
Sealed Air Corp. 6.875%, 7/15/33(a)		1,320	1,267,200
8.125%, 9/15/19(a)		235	265,550
8.375%, 9/15/21(a)		241	275,945
Solo Cup Co./Solo Cup Operating Corp. 10.50%, 11/01/13		850	859,562
Sterling Merger, Inc. 11.00%, 10/01/19(a)		413	434,683
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(a)		340	351,050
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,320,000
United Rentals North America, Inc. 8.375%, 9/15/20		267	276,345
9.25%, 12/15/19		650	718,250
USG Corp. 6.30%, 11/15/16		1,115	1,045,312

			29,325,037

Communications - Media – 7.8%
Allbritton Communications Co. 8.00%, 5/15/18		510	539,325
Cablevision Systems Corp. 8.00%, 4/15/20		1,750	1,964,375

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19	U.S.$	2,250	$2,430,000
7.375%, 6/01/20		750	825,000
7.875%, 4/30/18		664	725,420
8.125%, 4/30/20		219	245,280
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)		1,015	1,088,588
Clear Channel Communications, Inc. 5.50%, 9/15/14		1,180	1,057,575
9.00%, 3/01/21		457	420,440
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20		544	544,000
Series A 7.625%, 3/15/20		100	100,000
Series B 9.25%, 12/15/17		1,440	1,584,000
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	501,725
CSC Holdings LLC 7.625%, 7/15/18		535	604,550
7.875%, 2/15/18		640	723,200
Cumulus Media, Inc. 7.75%, 5/01/19(a)		648	633,420
Dex One Corp. 12.00%, 1/29/17(d)		338	81,182
DISH DBS Corp. 6.625%, 10/01/14		970	1,057,300
6.75%, 6/01/21		1,100	1,221,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,047,025
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	1,999,750
11.25%, 6/15/16		212	224,190
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,778,906
11.50%, 2/04/17(a)(d)		300	306,000
11.50%, 2/04/17(d)		1,598	1,646,081
Kabel BW GmbH 7.50%, 3/15/19(a)		402	434,160
Lamar Media Corp. 5.875%, 2/01/22(a)		459	479,081
6.625%, 8/15/15		940	961,150
New York Times Co. (The) 6.625%, 12/15/16		500	521,250

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	1,985	$2,044,550
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	817,820
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	652,500
Univision Communications, Inc. 6.875%, 5/15/19(a)		1,000	1,020,000
8.50%, 5/15/21(a)		550	545,875
UPCB Finance III Ltd. 6.625%, 7/01/20(a)		550	566,500
UPCB Finance V Ltd. 7.25%, 11/15/21(a)		665	699,913
Virgin Media Finance PLC 5.25%, 2/15/22		650	650,000
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		975	1,067,625

			33,808,756

Communications - Telecommunications – 4.7%
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,095,000
eAccess Ltd. 8.25%, 4/01/18(a)		646	618,545
Fairpoint Communications Inc/Old Series 1 13.125%, 4/02/18(b)		1,966	19,661
Frontier Communications Corp. 6.25%, 1/15/13		851	878,657
9.00%, 8/15/31		545	531,375
Level 3 Communications, Inc. 11.875%, 2/01/19		1,575	1,791,562
Level 3 Financing, Inc. 8.625%, 7/15/20(a)		314	335,195
8.75%, 2/15/17		685	715,825
9.375%, 4/01/19		550	607,750
MetroPCS Wireless, Inc. 7.875%, 9/01/18		550	589,875
NII Capital Corp. 7.625%, 4/01/21		749	765,853
PAETEC Holding Corp. 9.875%, 12/01/18		1,045	1,170,400
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	345	481,625
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	1,740	1,357,200
8.75%, 3/15/32		1,180	1,050,200

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	350	$495,449
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)		420	570,757
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,139,004
VimpelCom Holdings BV 7.504%, 3/01/22(a)		800	784,400
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		1,850	1,813,000
Windstream Corp. 7.50%, 4/01/23		1,750	1,841,875
7.875%, 11/01/17		675	761,063
8.125%, 9/01/18		900	985,500

			20,399,771

Consumer Cyclical - Automotive – 4.0%
Affinia Group, Inc. 9.00%, 11/30/14		380	384,750
Allison Transmission, Inc. 7.125%, 5/15/19(a)		975	1,004,250
11.00%, 11/01/15(a)		53	55,981
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		427	431,270
Dana Holding Corp. 6.50%, 2/15/19		140	151,200
6.75%, 2/15/21		111	120,158
Delphi Corp. 5.875%, 5/15/19(a)		433	456,815
6.125%, 5/15/21(a)		325	348,562
Exide Technologies 8.625%, 2/01/18		331	257,352
Ford Motor Co. 7.45%, 7/16/31		1,000	1,283,750
Ford Motor Credit Co. LLC 3.875%, 1/15/15		1,125	1,153,320
7.00%, 10/01/13		2,734	2,927,551
8.00%, 12/15/16		2,665	3,167,065
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		964	1,053,170
8.75%, 8/15/20		857	943,771
Navistar International Corp. 8.25%, 11/01/21		909	994,219
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(a)		995	1,088,281
Schaeffler Finance BV 8.50%, 2/15/19(a)		800	866,000

114	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenneco, Inc. 6.875%, 12/15/20	U.S.$	330	$353,925
UCI International, Inc. 8.625%, 2/15/19		402	411,045

			17,452,435

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	397,375
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		775	798,250
Greektown Holdings LLC 10.75%, 12/01/13(b)(e)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		930	1,025,325
Regal Entertainment Group 9.125%, 8/15/18		1,020	1,116,900

			3,337,850

Consumer Cyclical - Other – 4.9%
Beazer Homes USA, Inc. 12.00%, 10/15/17		425	463,250
Boyd Gaming Corp. 9.125%, 12/01/18		525	544,687
Broder Brothers Co. 12.00%, 10/15/13(a)(d)		354	355,791
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	637,312
Chester Downs & Marina LLC 9.25%, 2/01/20(a)		326	341,485
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		1,015	700,350
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,172,105
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,274,400
Host Hotels & Resorts LP 6.875%, 11/01/14		385	392,700
Series Q 6.75%, 6/01/16		935	966,556
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	543,638
KB Home 8.00%, 3/15/20		650	661,375

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lennar Corp. Series B 6.50%, 4/15/16	U.S.$	1,260	$1,330,875
Levi Strauss & Co. 8.875%, 4/01/16		742	766,122
M/I Homes, Inc. 8.625%, 11/15/18		790	762,350
Marina District Finance Co., Inc. 9.875%, 8/15/18		745	707,750
Meritage Homes Corp. 7.15%, 4/15/20		133	137,323
MGM Resorts International 6.625%, 7/15/15		1,222	1,237,275
8.625%, 2/01/19(a)		415	441,975
NCL Corp. Ltd. 9.50%, 11/15/18(a)		161	173,075
11.75%, 11/15/16		500	580,000
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,983,962
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	341,700
Seminole Indian Tribe of Florida 6.535%, 10/01/20(a)		94	91,710
7.75%, 10/01/17(a)		631	684,635
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		703	713,545
Standard Pacific Corp. 8.375%, 5/15/18		500	535,000
Station Casinos, Inc. 6.625%, 3/15/18(b)(e)		3,610	– 0	–
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	544,548
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,142,250

			21,227,744

Consumer Cyclical - Restaurants – 0.4%
Burger King Corp. 9.875%, 10/15/18		640	723,200
CKE Restaurants, Inc. 11.375%, 7/15/18		675	769,500
Landry’s, Inc. 11.625%, 12/01/15		455	497,087

			1,989,787

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.4%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	357	$382,882
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		371	237,440
JC Penney Corp., Inc. 6.375%, 10/15/36		250	220,313
7.40%, 4/01/37		275	268,125
Limited Brands, Inc. 6.625%, 4/01/21		400	440,000
6.90%, 7/15/17		1,063	1,185,245
Ltd. Brands, Inc. 5.625%, 2/15/22		503	518,090
Michaels Stores, Inc. 7.75%, 11/01/18		500	528,750
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,140,000
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)		805	827,137
Toys R US, Inc. 7.375%, 10/15/18		370	334,850

			6,082,832

Consumer Non-Cyclical – 9.3%
ACCO Brands Corp. 7.625%, 8/15/15		500	513,745
10.625%, 3/15/15		760	838,858
Alere, Inc. 8.625%, 10/01/18		800	845,000
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		720	778,500
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,754,905
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		775	763,375
Biomet, Inc. 11.625%, 10/15/17		520	567,450
Capsugel FinanceCo SCA 9.875%, 8/01/19(a)	EUR	740	1,074,633
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	375	387,188
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		537	562,507
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		1,096	1,130,250
Del Monte Corp. 7.625%, 2/15/19		1,555	1,558,887

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18	U.S.$	165	$141,900
10.875%, 11/15/14		520	529,100
Dole Food Co., Inc. 8.00%, 10/01/16(a)		500	530,000
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	550,000
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	479,487
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,179,150
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19		195	214,500
7.25%, 1/15/22		255	283,688
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(a)		385	426,388
Grifols, Inc. 8.25%, 2/01/18		700	759,500
HCA Holdings, Inc. 7.75%, 5/15/21		700	736,750
HCA, Inc. 6.375%, 1/15/15		2,748	2,912,880
6.50%, 2/15/16-2/15/20		4,645	4,962,762
Health Management Associates, Inc. 7.375%, 1/15/20(a)		270	281,475
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		1,145	1,093,475
Jarden Corp. 7.50%, 1/15/20		280	306,250
JBS Finance II Ltd. 8.25%, 1/29/18(a)		1,000	1,020,000
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(a)		550	539,000
8.25%, 2/01/20(a)		764	786,920
Kindred Healthcare, Inc. 8.25%, 6/01/19		210	197,138
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(a)		1,015	1,055,600
Mylan, Inc./PA 7.875%, 7/15/20(a)		750	838,125
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,453,925
Pilgrim’s Pride Corp. 7.875%, 12/15/18		78	77,220
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	893,062

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 7.375%, 2/15/22(a)	U.S.$	319	$339,735
PSS World Medical, Inc. 6.375%, 3/01/22(a)		500	520,000
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	600	803,377
Select Medical Holdings Corp. 6.267%, 9/15/15(c)	U.S.$	500	447,500
Stater Bros Holdings, Inc. 7.375%, 11/15/18		275	298,031
STHI Holding Corp. 8.00%, 3/15/18(a)		175	186,375
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,026,000
Universal Hospital Services, Inc. 4.121%, 6/01/15(c)		895	848,012
Valeant Pharmaceuticals International 6.875%, 12/01/18(a)		825	843,562
7.00%, 10/01/20(a)		1,215	1,231,706
7.25%, 7/15/22(a)		210	211,313
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	615,000

			40,394,204

Energy – 6.9%
Antero Resources Finance Corp. 7.25%, 8/01/19(a)		384	405,120
9.375%, 12/01/17		495	544,500
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		410	266,500
Atwood Oceanics, Inc. 6.50%, 2/01/20		180	189,450
Basic Energy Services, Inc. 7.75%, 2/15/19		500	515,000
Bill Barrett Corp. 7.625%, 10/01/19		400	418,000
Bluewater Holding BV 3.572%, 7/17/14(a)(c)		600	492,000
Chesapeake Energy Corp. 6.50%, 8/15/17		2,025	2,126,250
6.625%, 8/15/20		300	313,500
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	820,000
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		891	997,920
Complete Production Services, Inc. 8.00%, 12/15/16		675	702,540

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 7.125%, 4/01/21	U.S.$	150	$166,500
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,325,205
8.25%, 2/15/20		95	108,300
Edgen Murray Corp. 12.25%, 1/15/15		300	306,000
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		900	949,500
9.25%, 12/15/17		800	886,000
Forest Oil Corp. 7.25%, 6/15/19		1,915	1,929,362
Key Energy Services, Inc. 6.75%, 3/01/21		466	488,135
Linn Energy LLC 6.25%, 11/01/19(a)		369	368,959
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,075,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,208,775
Offshore Group Investments Ltd. 11.50%, 8/01/15		1,100	1,226,500
Oil States International, Inc. 6.50%, 6/01/19		722	776,150
Parker Drilling Co. 9.125%, 4/01/18		520	557,700
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	775	713,741
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	348	365,400
PHI, Inc. 8.625%, 10/15/18		400	410,000
Pioneer Drilling Co. 9.875%, 3/15/18(a)		375	401,250
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,105,706
Plains Exploration & Production Co. 6.625%, 5/01/21		500	540,000
6.75%, 2/01/22		1,485	1,626,075
Precision Drilling Corp. 6.50%, 12/15/21(a)		299	319,183
Qep Resources, Inc. 5.375%, 10/01/22		946	955,460
Range Resources Corp. 5.75%, 6/01/21		1,060	1,134,200
SandRidge Energy, Inc. 7.50%, 3/15/21		361	364,610
8.75%, 1/15/20		775	825,375

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SESI LLC 6.375%, 5/01/19	U.S.$	144	$151,200
7.125%, 12/15/21(a)		563	622,115
Tesoro Corp. 6.25%, 11/01/12		680	697,000
W&T Offshore, Inc. 8.50%, 6/15/19		550	591,938

			29,986,119

Other Industrial – 1.2%
A123 Systems, Inc. 3.75%, 4/15/16		650	309,563
Briggs & Stratton Corp. 6.875%, 12/15/20		152	160,740
Brightstar Corp. 9.50%, 12/01/16(a)		883	918,320
Exova Ltd. 10.50%, 10/15/18(a)	GBP	500	688,064
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	704	743,600
Liberty Tire Recycling 11.00%, 10/01/16(a)		440	407,000
Neenah Foundry Co. 15.00%, 7/29/15(e)		347	347,284
New Enterprise Stone & Lime Co. 11.00%, 9/01/18		950	802,750
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	439	659,993

			5,037,314

Services – 1.5%
Ceridian Corp. 11.25%, 11/15/15	U.S.$	1,000	955,000
Mobile Mini, Inc. 7.875%, 12/01/20		309	324,450
Realogy Corp. 7.625%, 1/15/20(a)		449	463,592
Service Corp. International/US 6.75%, 4/01/16		1,560	1,731,600
ServiceMaster Co./TN 8.00%, 2/15/20(a)		118	124,490
10.75%, 7/15/15(a)(d)		149	157,488
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		440	474,100
Travelport LLC 11.875%, 9/01/16		399	126,683

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corp. 7.875%, 1/15/19	U.S.$	1,750	$1,892,187
8.625%, 10/01/18		133	145,968

			6,395,558

Technology – 3.8%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	134,159
8.125%, 12/15/17		202	221,695
Amkor Technology, Inc. 6.625%, 6/01/21		275	287,375
Aspect Software, Inc. 10.625%, 5/15/17		500	538,750
Avaya, Inc. 7.00%, 4/01/19(a)		102	103,403
9.75%, 11/01/15		895	895,000
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	728,035
8.50%, 4/01/19		1,049	1,122,430
CommScope, Inc. 8.25%, 1/15/19(a)		1,500	1,578,750
CPI International, Inc. 8.00%, 2/15/18		704	612,480
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		680	511,700
First Data Corp. 7.375%, 6/15/19(a)		1,600	1,628,000
11.25%, 3/31/16		700	663,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14		460	473,225
10.125%, 12/15/16		614	648,537
Interactive Data Corp. 10.25%, 8/01/18		750	845,625
Iron Mountain, Inc. 6.625%, 1/01/16		860	861,075
NXP BV/NXP Funding LLC 3.322%, 10/15/13(c)		118	118,000
9.50%, 10/15/15		420	441,000
Sanmina-SCI Corp. 7.00%, 5/15/19(a)		603	618,075
8.125%, 3/01/16		191	197,685
Seagate HDD Cayman 7.00%, 11/01/21(a)		769	851,667
Sensata Technologies BV 6.50%, 5/15/19(a)		800	828,000
Serena Software, Inc. 10.375%, 3/15/16		875	906,719

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SunGard Data Systems, Inc. 7.625%, 11/15/20	U.S.$	800	$864,000

			16,678,635

Transportation - Airlines – 0.3%
Air Canada 12.00%, 2/01/16(a)		500	442,500
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		345	370,012
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		465	488,250

			1,300,762

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17		164	165,640

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16		1,000	1,032,500
Hapag-Lloyd AG 9.75%, 10/15/17(a)		500	470,000
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,294,710
8.875%, 1/01/14		106	106,001
Swift Services Holdings, Inc. 10.00%, 11/15/18		638	697,813

			3,601,024

			254,867,537

Utility – 6.7%
Electric – 4.8%
AES Corp. (The) 7.375%, 7/01/21(a)		489	557,460
7.75%, 3/01/14		630	685,125
8.00%, 10/15/17		1,240	1,429,100
Calpine Corp. 7.25%, 10/15/17(a)		2,250	2,385,000
7.875%, 1/15/23(a)		500	545,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,095,989
DPL Inc 7.25%, 10/15/21(a)		850	969,000
Dynegy Holdings LLC 7.75%, 6/01/19(b)		1,460	949,000
8.375%, 5/01/16(b)		780	510,900
Edison Mission Energy 7.00%, 5/15/17		2,090	1,400,300
7.75%, 6/15/16		295	215,350

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EDP Finance BV 4.90%, 10/01/19(a)	U.S.$	105	$82,814
6.00%, 2/02/18(a)		500	425,620
Energy Future Holdings Corp. 10.00%, 1/15/20(f)		694	750,388
10.875%, 11/01/17		304	258,400
Series Q 6.50%, 11/15/24		481	233,285
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	860,310
GenOn Americas Generation LLC 8.50%, 10/01/21		725	659,750
GenOn Energy, Inc. 7.875%, 6/15/17		840	779,100
9.50%, 10/15/18		650	620,750
9.875%, 10/15/20		515	482,813
NRG Energy, Inc. 7.375%, 1/15/17		1,385	1,436,937
7.875%, 5/15/21		1,496	1,484,780
8.25%, 9/01/20		975	987,187
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	788,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)		761	513,675

			21,106,033

Natural Gas – 1.9%
Chesapeake Midstream Partners LP/CHKM Finance Corp. 6.125%, 7/15/22(a)		216	223,560
El Paso Corp. Series G 7.375%, 12/15/12		385	397,431
7.75%, 1/15/32		855	1,018,047
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,753,666
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21		1,000	965,000
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,868,694
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,600	1,728,000

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/01/21	U.S.$	330	$352,275

			8,306,673

			29,412,706

Financial Institutions – 6.5%
Banking – 1.1%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	959,655
HBOS Capital Funding LP 6.071%, 6/30/14(a)	U.S.$	665	472,150
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	747,420
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	1,150	931,712
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(b)		1,205	967,012
Swedbank AB 5.75%, 3/17/16	GBP	340	517,654

			4,595,603

Brokerage – 0.5%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	329	334,758
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(b)		5,500	1,505,625
Nuveen Investments, Inc. 10.50%, 11/15/15		430	449,350

			2,289,733

Finance – 3.3%
AGFC Capital Trust I 6.00%, 1/15/67(a)		1,830	832,650
Ally Financial, Inc. 6.75%, 12/01/14		760	801,523
8.00%, 11/01/31		1,332	1,486,845
Series 8 6.75%, 12/01/14		1,657	1,750,206
Capmark Financial Group, Inc. 5.875%, 5/10/12(b)(g)		1,666	– 0	–
Series B 9.00%, 9/30/15(c)		113	114,632
CIT Group, Inc. 5.50%, 2/15/19(a)		1,300	1,327,625
7.00%, 5/04/15-5/02/17(a)		5,763	5,770,606
7.00%, 5/01/16-5/01/17		1	545
International Lease Finance Corp. 6.375%, 3/25/13		1,715	1,753,587

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Capital LLC 9.625%, 5/15/15	U.S.$	375	$315,938

			14,154,157

Insurance – 0.7%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	991,631
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		410	399,750
MBIA Insurance Corp. 14.00%, 1/15/33(a)		1,452	936,540
XL Group PLC Series E 6.50%, 4/15/17		1,020	864,450

			3,192,371

Other Finance – 0.6%
FTI Consulting, Inc. 6.75%, 10/01/20		500	540,625
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 8.00%, 1/15/18		750	795,000
8.00%, 1/15/18(a)		390	413,400
iPayment Holdings, Inc. 10.25%, 5/15/18		860	821,300
15.00%, 11/15/18		283	251,612

			2,821,937

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		1,000	1,194,830

			28,248,631

Total Corporates - Non-Investment Grades (cost $297,643,684)			312,528,874

CORPORATES - INVESTMENT GRADES – 7.1%
Industrial – 3.4%
Basic – 0.7%
ArcelorMittal 6.25%, 2/25/22		865	893,694
Basell Finance Co. BV 8.10%, 3/15/27(a)		569	651,505
Domtar Corp. 7.125%, 8/15/15		626	694,860
Georgia-Pacific LLC 8.25%, 5/01/16(a)		375	415,435

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rhodia SA 6.875%, 9/15/20(a)	U.S.$	406	$448,630

			3,104,124

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	482,167

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,635,000

Communications - Telecommunications – 0.2%
Qwest Communications International, Inc. 7.50%, 2/15/14		350	351,225
Qwest Corp. 6.875%, 9/15/33		720	720,000

			1,071,225

Consumer Cyclical - Other – 0.5%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		2,065	2,155,344

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,087,476

Energy – 1.1%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	876,285
Petrohawk Energy Corp. 7.25%, 8/15/18		1,300	1,486,875
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		1,075	1,088,368
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,257,447
TNK-BP Finance SA 7.25%, 2/02/20(a)		204	231,030

			4,940,005

Technology – 0.1%
Motorola Solutions, Inc. 7.50%, 5/15/25		470	548,759

			15,024,100

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 3.0%
Banking – 1.1%
Barclays Bank PLC 4.75%, 3/15/20	EUR	520	$412,352
BBVA International Preferred SAU 5.919%, 4/18/17	U.S.$	400	311,547
Citigroup, Inc. 4.45%, 1/10/17		630	664,932
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		410	427,425
Countrywide Financial Corp. 6.25%, 5/15/16		731	735,057
Macquarie Group Ltd. 7.30%, 8/01/14(a)		660	695,476
National Capital Trust II 5.486%, 3/23/15(a)		647	620,523
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	917,688

			4,785,000

Brokerage – 0.1%
GFI Group, Inc. 8.375%, 7/19/18	U.S.$	500	473,750

Finance – 0.2%
SLM Corp. 8.00%, 3/25/20		525	577,500
Series A 5.00%, 10/01/13		400	409,600

			987,100

Insurance – 0.9%
American International Group, Inc. 6.82%, 11/15/37(a)		722	789,678
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		352	271,040
Metlife Capital Trust IV 7.875%, 12/15/37(a)		750	825,000
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		575	737,791
QBE Capital Funding III Ltd. 7.25%, 5/24/41(a)		440	400,755
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24	AUD	1,000	1,004,907

			4,029,171

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)	U.S.$	325	$322,153
7.125%, 10/15/20(a)		230	233,728

			555,881

REITS – 0.6%
Entertainment Properties Trust 7.75%, 7/15/20		842	899,181
Senior Housing Properties Trust 6.75%, 12/15/21		600	652,417
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		832	860,987

			2,412,585

			13,243,487

Utility – 0.4%
Electric – 0.4%
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		596	616,906
Oncor Electric Delivery Co. LLC 5.95%, 9/01/13		490	524,614
Sierra Pacific Power Co. Series M 6.00%, 5/15/16		440	513,839

			1,655,359

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,050	1,128,874

Total Corporates - Investment Grades (cost $27,220,400)			31,051,820

GOVERNMENTS - TREASURIES – 5.6%
Canada – 0.7%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	570,361
2.75%, 9/01/16		2,400	2,568,918

			3,139,279

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,876,276

United States – 4.2%
U.S. Treasury Bonds 3.125%, 2/15/42	U.S.$	10,900	10,981,750

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.50%, 7/31/16(h)	U.S.$	6,116	$6,314,293
2.125%, 8/15/21		1,195	1,219,002

			18,515,045

Total Governments - Treasuries (cost $24,450,891)			24,530,600

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.9%
Basic – 1.1%
Evraz Group SA 9.50%, 4/24/18(a)		720	799,200
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,203,240
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		508	550,545
Vedanta Resources PLC 8.75%, 1/15/14(a)		900	931,500
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		620	531,650

			5,016,135

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(a)		698	753,840

Consumer Cyclical - Other – 0.4%
Desarrolladora Homex SAB de CV 9.75%, 3/25/20(a)		1,050	1,084,533
MCE Finance Ltd. 10.25%, 5/15/18		460	514,050

			1,598,583

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 6.926%, 6/15/15(a)(c)	EUR	425	469,969

Consumer Non-Cyclical – 0.2%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16(a)	U.S.$	1,000	680,000
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	282	368,194

			1,048,194

Energy – 0.2%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15	U.S.$	400	432,740

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MIE Holdings Corp. 9.75%, 5/12/16(a)	U.S.$	340	$334,900

			767,640

Other Industrial – 0.4%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		1,650	1,501,500
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	459	428,178

			1,929,678

Technology – 0.1%
MMI International Ltd. 8.00%, 3/01/17(a)	U.S.$	475	491,625

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		772	733,958

Total Emerging Markets - Corporate Bonds (cost $12,625,006)			12,809,622

BANK LOANS – 2.3%
Industrial – 2.0%
Basic – 0.1%
Newpage Corporation 8.00%, 3/08/13(c)		750	755,625

Capital Goods – 0.3%
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(c)		1,280	1,289,236

Consumer Cyclical - Automotive – 0.1%
Schaeffler AG 1/27/17(i)		450	451,314

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(c)		545	546,030
Las Vegas Sands, LLC 2.75%, 11/23/16(c)		1,572	1,523,524

			2,069,554

Consumer Cyclical - Other – 0.3%
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(c)		50	49,937

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harrah’s Las Vegas Propco, LLC 3.24%, 2/13/13(c)	U.S.$	1,500	$1,155,540

			1,205,477

Consumer Non-Cyclical – 0.1%
Immucor, Inc. 7.25%, 8/19/18(c)		599	602,540

Other Industrial – 0.1%
Kinetic Concepts, Inc. 7.00%, 5/04/18(c)		400	406,500

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(c)		223	221,567

Technology – 0.4%
Blackboard Inc. 11.50%, 4/04/19(c)		1,100	1,005,818
Eastman Kodak Company 7/20/13(c)(i)		200	202,438
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)		697	609,437

			1,817,693

			8,819,506

Financial Institutions – 0.3%
Finance – 0.3%
iStar Financial, Inc. 7.00%, 6/30/14(c)		1,100	1,091,717

Total Bank Loans (cost $9,956,601)			9,911,223

EMERGING MARKETS - SOVEREIGNS – 1.9%
Argentina – 0.4%
Argentina Bonos 7.00%, 10/03/15		2,100	1,964,433

Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,062,200

Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22		1,051	1,121,942

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(a)	U.S.$	930	$841,483

Venezuela – 0.8%
Republic of Venezuela 7.00%, 3/31/38(a)		4,675	3,366,000

Total Emerging Markets - Sovereigns (cost $6,912,669)			8,356,058

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 1.1%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.226%, 7/15/44		1,170	1,135,805
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	1,004,280
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM 6.059%, 2/15/51		285	283,619
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,125	1,130,770
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(a)		1,300	1,334,298

			4,888,772

Non-Agency Floating Rate CMBS – 0.2%
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.649%, 9/15/21(a)(c)		510	333,160
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.25%, 6/15/44(a)(f)		390	348,373

			681,533

Total Commercial Mortgage-Backed Securities (cost $5,303,702)			5,570,305

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 1.2%
Financial Institutions – 1.1%
Banking – 0.4%
Citigroup Capital XIII 7.875%(f)		5,000	$135,450
US Bancorp 6.50%		35,000	956,900
Zions Bancorporation 9.50%		27,300	717,171

			1,809,521

Finance – 0.5%
Ally Financial, Inc. 7.00%(a)		1,687	1,463,789
Ally Financial, Inc. 8.50%		21,000	466,830
Citigroup Capital XII 8.50%		19,000	494,000

			2,424,619

REITS – 0.2%
Sovereign Real Estate Investment Trust 12.00%(a)		624	715,878

			4,950,018

Industrial – 0.1%
Consumer Cyclical – Other – 0.1%
Health Care REIT, Inc. 6.50%		13,825	345,625

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	54,057

Total Preferred Stocks (cost $5,073,517)			5,349,700

		Principal Amount (000)
QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
Kazakhstan – 0.4%
KazMunayGas National Co. 8.375%, 7/02/13(a)	U.S.$	400	427,000
9.125%, 7/02/18(a)		950	1,181,828

			1,608,828

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)	U.S.$	955	$1,009,913

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		750	912,375

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17(a)		800	630,000

Total Quasi-Sovereigns (cost $3,203,657)			4,161,116

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	408,102
Series 2006-15, Class A6 5.826%, 10/25/46		1,418	995,025
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,451	1,012,480

			2,415,607

Home Equity Loans - Floating Rate – 0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(c)		1,750	812,264
GSAA Trust Series 2006-6, Class AF5 5.070%, 3/25/36(c)		1,503	733,677

			1,545,941

Total Asset-Backed Securities (cost $4,633,416)			3,961,548

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Non-Agency Floating Rate – 0.4%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.464%, 6/25/37(c)		699	422,235

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.466%, 7/19/47(c)	U.S.$	1,042	$651,639
Lehman XS Trust Series 2007-4N, Class 3A2A 0.932%, 3/25/47(c)		321	192,192
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.682%, 8/25/47(c)		1,054	583,800

			1,849,866

		Shares
COMMON STOCKS – 0.4%
Capmark Financial Group, Inc.(j)		23,422	462,584
Fairpoint Communications, Inc.(j)		7,175	26,978
Greektown Superholdings, Inc.(e)(g)(j)		397	27,790
Keystone Automotive Operations, Inc.(e)		61,065	763,310
Neenah Enterprises, Inc.(e)(g)(j)		58,199	378,294
Rock-Tenn Co.		531	37,430
Voyager Learning Exchange(b)(e)(g)		982,000	1

Total Common Stocks (cost $3,231,411)			1,696,387

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
Kazakhstan – 0.2%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(a)	U.S.$	875	938,438

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15(j)		49	43,107
2.375%, 5/25/16		539	468,415

			511,522

Total Governments - Sovereign Agencies (cost $1,366,167)			1,449,960

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.60%, 11/01/40		325	434,772

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.95%, 3/01/36	U.S.$	700	$825,839

Total Local Governments - Municipal Bonds (cost $1,030,691)			1,260,611

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Lithuania – 0.2%
Lithuania Government International Bond 6.625%, 2/01/22(a) (cost $747,015)		752	807,460

		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $120.00(j)(k)		482	3,615
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $118.00(j)(k)		353	2,118
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $122.00(j)(k)		346	3,633
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $124.00(j)(k)		256	3,328
SPDR S&P 500 ETF Trust Expiration: Mar 2012, Exercise Price: $126.00(j)(k)		243	4,131
SPDR S&P 500 ETF Trust Expiration: Jun 2012, Exercise Price: $133.00(j)(k)		350	155,050
SPDR S&P 500 ETF Trust Expiration: Jun 2012, Exercise Price: $127.00(j)(k)		447	128,736

			300,611

Options on Forward Contracts – 0.0%
CNY/USD Expiration: Aug 2012, Exercise Price:CNY 7.00(j)(k)		235,000,000	37

Total Options Purchased - Puts (cost $1,855,870)			300,648

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(e)(g)(j)	12,231	$	– 0	–
Ipayment Holdings, Inc., expiring 11/15/18(j)	272		– 0	–
Talon Equity Co., expiring 11/15/24(e)(j)	671		– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(l) (cost $8,039,615)	8,039,615		8,039,615

Total Investments – 99.6% (cost $415,381,431)			433,635,413
Other assets less liabilities – 0.4%			1,593,563

Net Assets – 100.0%			$435,228,976

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Indian Rupee settling 3/30/12(1)	104,998	$2,119,499	$2,122,295	$2,796
South African Rand settling 3/26/12	9,752	1,254,957	1,293,668	38,711
Swedish Krona settling 3/28/12	8,624	1,314,260	1,302,053	(12,207)
Turkish Lira settling 3/26/12	2,254	1,274,512	1,282,269	7,757

Sale Contracts
State Street Bank and Trust Co.:
Australian Dollar settling 3/09/12	863	929,413	925,027	4,386
Canadian Dollar settling 3/02/12	3,918	3,927,926	3,959,361	(31,435)
Canadian Dollar settling 4/03/12	3,918	3,963,051	3,956,637	6,414
Euro settling 3/29/12	978	1,316,648	1,303,160	13,488
Euro settling 3/29/12	984	1,301,261	1,311,120	(9,859)
Euro settling 3/29/12	8,120	10,739,469	10,818,992	(79,523)
Great British Pound settling 3/29/12	3,279	5,173,784	5,214,849	(41,065)
Japanese Yen settling 3/21/12	162,661	2,079,821	2,001,306	78,515

				$(22,022)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN

Description	Counter- party	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount (000)	Premiums	Market Value
CDX-NAHYS17V3-5 Year Index	Bank of America, N.A.	Sell	93.00%	6/20/2012	$8,450	$257,539	$(129,543)
CDX-NAHYS17V3-5 Year Index	Bank of America, N.A.	Sell	98.00	6/20/2012	6,450	200,692	(203,100)
CDX-NAHYS17V1-5 Year Index	Bank of America, N.A.	Sell	89.00	3/21/2012	4,120	140,080	(2,032)
CDX-NAHYS17V1-5 Year Index	JPMorgan Chase Bank, N.A.	Sell	91.00	3/21/2012	4,300	223,600	(3,883)
CDX-NAHYS17V1-5 Year Index	Barclays Bank PLC	Sell	91.00	3/21/2012	4,300	219,300	(3,883)
CDX-NAHYS17V1-5 Year Index	Barclays Bank PLC	Sell	88.00	3/21/2012	6,075	315,900	(1,804)
CDX-NAHYS17V2-5 Year Index	Morgan Stanley Capital Services, Inc.	Sell	89.00	3/21/2012	4,200	151,767	(2,071)
CDX-NAHYS17V1-5 Year Index	Credit Suisse International	Sell	89.00	3/21/2012	6,250	230,794	(3,082)

							$(349,398)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	$43,000	2/17/17	1.069%	3 Month LIBOR	$94,861
Morgan Stanley Capital Services Inc	31,700	2/17/19	3 Month LIBOR	1.535%	(92,179)
Morgan Stanley Capital Services Inc	23,000	2/17/22	2.010%	3 Month LIBOR	104,975

					$107,657

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE, SOVEREIGN ISSUES AND INDICES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, N.A.: Fiat SpA, 6.625% 2/15/13, 3/20/2017*	(5.00)%	7.21%	EUR	380	$36,561	$43,145	$(6,584)
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	7.08		$2,800	167,863	479,829	(311,966)
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)	1.88		180	(11,777)	2,562	(14,339)
The McClatchy Company, 5.75% 9/1/17, 12/20/13*	(5.00)	6.56		180	2,810	4,804	(1,994)
Citibank, N.A.: CDX-NAHYS17V3-5 Year Index, 12/20/2016*	(5.00)	5.52		2,910	29,100	82,860	(53,760)
ITRAXX-XOVERS16V1-5 Year Index, 12/20/2016*	(5.00)	5.68	EUR	3,000	64,111	189,680	(125,569)
ITRAXX-XOVERS16V1-5 Year Index, 12/20/2016*	(5.00)	5.68		$2,500	53,426	159,215	(105,789)
Goldman Sachs International: CDXNAHYS11V17- 5 Year Index, 12/20/13*	(0.00)	88.61		909	673,633	360,096	313,537
JPMorgan Chase Bank, NA: CDX-NAIGS17V1-5 Year Index, 12/20/16*	(1.00)	0.94		8,300	(39,550)	150,244	(189,794)
JPMorgan Chase Bank: Fiat SpA, 6.625% 2/15/13, 12/20/16*	(5.00)	7.41		450	34,540	64,852	(30,312)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	5.89		370	1,749	27,708	(25,959)
Morgan Stanley Capital Services Inc.: CDX-EMS16V1-5 Year Index, 12/20/16*	(5.00)	2.51		9,800	(1,156,606)	(695,680)	(460,926)
CDX-NAIGS9V4-10 Year Index, 2/25/2017*	(0.80)	1.16		17,350	313,202	360,758	(47,556)

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
ITRAXX-XOVERS16V1-5 Year Index, 12/20/2016*	(5.00)%	5.68%	EUR	1,640	$35,047	$103,692	$(68,645)
XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	0.36		$1,260	(16,021)	2,198	(18,219)
UBS AG Bausch & Lomb Incorporated, 9.875% 11/01/15, 3/20/2017*	(5.00)	3.04		870	(84,400)	(72,803)	(11,597)

Sale Contracts
Bank of America, N.A.: Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	7.79		860	(66,810)	(46,616)	(20,194)
CDX-NAHYS17V3-5 Year Index, 12/20/2016*	5.00	5.52		3,153	(31,525)	(99,691)	68,166
Barclays Bank PLC: Alcatel-Lucent USA Inc., 6.5% 1/15/28, 6/20/16*	5.00	8.05		1,100	(98,351)	51,687	(150,038)
Amkor Technology, Inc., 9.25% 6/1/16, 6/20/16*	5.00	4.02		800	37,430	25,579	11,851
CDX NAIGS15V1-5 Year Index, 12/20/15*	1.00	4.22		500	(62,780)	(56,334)	(6,446)
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	5.06		800	6,299	(21,568)	27,867
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	6.13		1,850	(53,845)	(43,634)	(10,211)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00	4.46		550	15,932	26,278	(10,346)
Rite Aid Corporation, 7.7% 2/15/27, 3/20/12*	5.00	2.05		1,000	11,774	825	10,949
Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00	6.26		550	(18,369)	(14,597)	(3,772)
Citibank, N.A.: CDX-NAHYS17V3-5 Year Index, 12/20/2016*	5.00	5.52		3,153	(31,525)	(101,645)	70,120
Credit Suisse International CDX NAHY-15 5 Year Index, 12/20/15*	5.00	8.07		2,800	(288,225)	(230,782)	(57,443)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 29, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX NAHYS15V1-5 Year Index, 12/20/15*	5.00%	8.07%	$2,500	$(257,344)	$(207,671)	$(49,673)
Ford Motor Company 6.5%, 8/01/18, 6/20/16*	5.00	2.31	1,100	128,395	87,247	41,148
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	6.09	1,700	(44,347)	(44,128)	(219)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	3.97	800	18,574	11,930	6,644
Wind Acquisition Finance S.A., 11% 12/1/15, 6/20/16*	5.00	8.62	1,320	(139,424)	51,361	(190,785)
Goldman Sachs Bank USA: CDX S15V1-5 Year Index, 12/20/15*	1.00	4.61	900	(113,004)	(102,728)	(10,276)
CDX NAHYS15V1-3 Year Index, 12/20/13*	5.00	21.72	4,747	(1,152,050)	(764,800)	(387,250)
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	4.75	1,070	20,113	(36,618)	56,731
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	5.08	1,050	7,303	(27,371)	34,674
JPMorgan Chase Bank, N.A.: CDX-NAHYS17V3-5 Year Index, 12/20/2016*	5.00	5.52	1,261	(12,610)	(39,876)	27,266
Morgan Stanley Capital Services Inc.: AK Steel Holding Corporation, 7.625% 5/15/20, 3/20/16*	5.00	7.22	550	(33,617)	7,190	(40,807)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	4.27	550	10,606	7,382	3,224
CDX-NAHYS17V1-5 Year, 12/20/16*	5.00	5.52	1,183	(11,834)	(127,205)	115,371
CDX-NAIGS17V1-5 Year Index, 12/20/2016*	1.00	0.94	21,650	103,162	39,814	63,348

						$(1,559,573)

*	Termination date

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note C)

As of February 29, 2012, the Fund had the following unfunded loan commitment of $2,175,000, which may be drawn at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Value
Sandridge Energy, Inc., LIBOR+0.00%, 4/15/12	$900,000	$—	$—
General Motors Holding, LLC Revolver LIBOR+2.75%, 10/27/15	1,275,000	—	(134,666)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the aggregate market value of these securities amounted to $120,863,269 or 27.8% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2012.

(d)	Pay-In-Kind Payments (PIK).

(e)	Illiquid security.

(f)	Variable rate coupon, rate shown as of February 29, 2012.

(g)	Fair valued.

(h)	Position, or a portion thereof, has been segregated to collateralize interest rate and credit default swaps. The aggregate market value of these securities amounted to $3,048,742.

(i)	This position or a portion of this position represents an unsettled loan purchase. At February 29, 2012, the market value and unrealized gain of these unsettled loan purchases amounted to $653,752 and $16,752, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(j)	Non-income producing security.

(k)	One contract relates to 100 shares.

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound

Glossary:

CDS-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

LIBOR – London Interbank Offered Rates

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 27.3%
Capital Markets – 0.9%
Legg Mason, Inc.	123,750	$3,389,513

Commercial Banks – 10.4%
Associated Banc-Corp	348,330	4,611,889
CapitalSource, Inc.	630,310	4,254,593
Comerica, Inc.	158,250	4,698,443
First Niagara Financial Group, Inc.	412,708	3,945,488
Hancock Holding Co.	62,949	2,137,119
Huntington Bancshares, Inc./OH	740,910	4,330,619
Popular, Inc.(a)	1,657,186	3,148,653
Susquehanna Bancshares, Inc.	438,360	4,063,597
Webster Financial Corp.	102,880	2,251,014
Zions Bancorporation	258,730	4,915,870

		38,357,285

Insurance – 7.9%
Amtrust Financial Services, Inc.	108,700	2,935,987
Aspen Insurance Holdings Ltd.	138,090	3,663,528
Endurance Specialty Holdings Ltd.	132,200	5,084,412
Platinum Underwriters Holdings Ltd.	121,530	4,321,607
Reinsurance Group of America, Inc. – Class A	86,830	5,007,486
Torchmark Corp.	91,330	4,424,025
Unum Group	154,410	3,559,150

		28,996,195

Real Estate Investment Trusts (REITs) – 7.4%
BioMed Realty Trust, Inc.	215,240	3,964,721
BRE Properties, Inc.	74,525	3,609,246
Camden Property Trust	49,410	3,063,420
DiamondRock Hospitality Co.	372,180	3,706,913
Entertainment Properties Trust	94,610	4,304,755
Glimcher Realty Trust	384,670	3,808,233
Home Properties, Inc.	44,070	2,539,754
Mid-America Apartment Communities, Inc.	34,830	2,172,347

		27,169,389

Thrifts & Mortgage Finance – 0.7%
Washington Federal, Inc.	145,860	2,362,932

		100,275,314

Information Technology – 18.0%
Communications Equipment – 0.6%
Arris Group, Inc.(a)	189,440	2,157,722

Computers & Peripherals – 0.6%
NCR Corp.(a)	103,240	2,242,373

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 8.9%
Anixter International, Inc.(a)	34,670	$2,410,952
Arrow Electronics, Inc.(a)	113,440	4,554,616
AU Optronics Corp. (Sponsored ADR)	805,974	4,279,722
Avnet, Inc.(a)	135,470	4,841,698
Flextronics International Ltd.(a)	555,010	3,912,820
Ingram Micro, Inc.—Class A(a)	114,320	2,186,942
Insight Enterprises, Inc.(a)	148,800	3,109,920
TTM Technologies, Inc.(a)	369,078	4,321,903
Vishay Intertechnology, Inc.(a)	268,530	3,292,178

		32,910,751

IT Services – 2.3%
Amdocs Ltd.(a)	144,460	4,430,588
Convergys Corp.(a)	299,950	3,863,356

		8,293,944

Semiconductors & Semiconductor Equipment – 5.6%
Amkor Technology, Inc.(a)(b)	551,090	3,521,465
Entegris, Inc.(a)	471,500	4,262,360
Lam Research Corp.(a)	103,560	4,318,452
Micron Technology, Inc.(a)	619,020	5,292,621
MKS Instruments, Inc.	108,334	3,244,603

		20,639,501

		66,244,291

Consumer Discretionary – 16.4%
Auto Components – 4.7%
Cooper Tire & Rubber Co.	189,210	3,140,886
Dana Holding Corp.(a)	279,830	4,477,280
Lear Corp.	120,410	5,443,736
TRW Automotive Holdings Corp.(a)	91,520	4,186,125

		17,248,027

Hotels, Restaurants & Leisure – 2.3%
MGM Resorts International(a)	299,112	4,118,772
Royal Caribbean Cruises Ltd.	150,090	4,276,064

		8,394,836

Household Durables – 2.6%
Meritage Homes Corp.(a)	82,450	2,134,631
Newell Rubbermaid, Inc.	236,790	4,333,257
NVR, Inc.(a)	4,290	2,968,680

		9,436,568

Media – 1.1%
Gannett Co., Inc.	269,710	4,002,496

Specialty Retail – 4.5%
ANN, Inc.(a)	174,465	4,167,969

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Childrens Place Retail Stores, Inc. (The)(a)	56,350	$2,859,762
GameStop Corp. – Class A(b)	152,760	3,479,873
Office Depot, Inc.(a)	1,046,110	3,452,163
Signet Jewelers Ltd.	58,014	2,720,857

		16,680,624

Textiles, Apparel & Luxury Goods – 1.2%
Jones Group, Inc. (The)	468,660	4,616,301

		60,378,852

Industrials – 12.7%
Air Freight & Logistics – 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	55,070	2,347,083

Building Products – 0.9%
Fortune Brands Home & Security, Inc.(a)	166,993	3,229,645

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	144,500	4,407,250

Construction & Engineering – 1.0%
Tutor Perini Corp.(a)	219,260	3,459,923

Electrical Equipment – 2.4%
EnerSys(a)	123,088	4,133,295
General Cable Corp.(a)	146,880	4,548,874

		8,682,169

Machinery – 2.0%
Sauer-Danfoss, Inc.(a)	56,040	3,034,005
Timken Co.	83,000	4,349,200

		7,383,205

Road & Rail – 2.4%
Avis Budget Group, Inc.(a)	172,200	2,221,380
Con-way, Inc.	144,880	4,281,204
Hertz Global Holdings, Inc.(a)	162,690	2,326,467

		8,829,051

Trading Companies & Distributors – 2.2%
Aircastle Ltd.	347,400	4,728,114
WESCO International, Inc.(a)	53,760	3,380,966

		8,109,080

		46,447,406

Materials – 6.4%
Chemicals – 3.8%
Ferro Corp.(a)	488,510	2,711,230
Huntsman Corp.	246,780	3,371,015
PolyOne Corp.	291,840	3,919,411
Westlake Chemical Corp.(b)	63,130	3,802,320

		13,803,976

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.6%
Commercial Metals Co.	252,660	$3,357,851
Reliance Steel & Aluminum Co.	61,340	3,295,185
Steel Dynamics, Inc.	208,150	3,082,702

		9,735,738

		23,539,714

Utilities – 5.9%
Electric Utilities – 4.0%
Great Plains Energy, Inc.	138,820	2,745,860
NV Energy, Inc.	281,780	4,418,310
PNM Resources, Inc.	216,250	3,888,175
Portland General Electric Co.	149,660	3,687,622

		14,739,967

Gas Utilities – 1.9%
Atmos Energy Corp.	127,440	3,916,231
UGI Corp.	105,430	2,978,398

		6,894,629

		21,634,596

Energy – 5.8%
Energy Equipment & Services – 1.1%
Bristow Group, Inc.	89,740	4,236,625

Oil, Gas & Consumable Fuels – 4.7%
Plains Exploration & Production Co.(a)	92,410	4,072,509
Stone Energy Corp.(a)	108,920	3,479,994
Teekay Corp.	111,340	3,206,592
Tesoro Corp.(a)	85,610	2,271,233
Western Refining, Inc.(b)	229,730	4,169,600

		17,199,928

		21,436,553

Consumer Staples – 3.8%
Beverages – 1.5%
Constellation Brands, Inc. – Class A(a)	242,534	5,296,943

Food Products – 2.3%
Dean Foods Co.(a)	368,700	4,520,262
Dole Food Co., Inc.(a)(b)	296,100	2,836,638
Tyson Foods, Inc. – Class A	62,030	1,172,987

		8,529,887

		13,826,830

Health Care – 3.3%
Health Care Providers & Services – 3.3%
Health Net, Inc.(a)	129,070	4,871,102
LifePoint Hospitals, Inc.(a)	105,018	4,092,551

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	95,597	$3,246,474

		12,210,127

Total Common Stocks (cost $330,566,863)		365,993,683

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $3,443,558)	3,443,558	3,443,558

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% \(cost $334,010,421)		369,437,241

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 3.5%
Investment Companies – 3.5%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $12,779,658)	12,779,658	12,779,658

Total Investments – 104.0% (cost $346,790,079)		382,216,899
Other assets less liabilities – (4.0)%		(14,571,987)

Net Assets – 100.0%		$367,644,912

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Industrials – 26.0%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)	217,845	$5,504,943

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	94,660	4,130,016

Building Products – 0.8%
Simpson Manufacturing Co., Inc.	103,213	3,077,812

Electrical Equipment – 1.7%
AMETEK, Inc.	133,210	6,340,796

Machinery – 11.1%
Actuant Corp. – Class A	173,830	4,896,791
Gardner Denver, Inc.	85,770	5,890,684
IDEX Corp.	128,315	5,363,567
Joy Global, Inc.	77,520	6,741,139
Lincoln Electric Holdings, Inc.	96,350	4,450,406
Middleby Corp.(a)	50,040	4,890,910
Robbins & Myers, Inc.	89,085	4,348,239
Valmont Industries, Inc.	39,391	4,375,158

		40,956,894

Marine – 1.8%
Kirby Corp.(a)	95,208	6,533,173

Professional Services – 3.4%
CoStar Group, Inc.(a)	108,976	6,536,380
Robert Half International, Inc.	208,470	5,926,802

		12,463,182

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	75,980	4,514,732

Trading Companies & Distributors – 3.4%
MSC Industrial Direct Co., Inc. – Class A	80,390	6,383,770
United Rentals, Inc.(a)(b)	143,530	5,982,330

		12,366,100

		95,887,648

Information Technology – 19.7%
Communications Equipment – 0.6%
ADTRAN, Inc.	64,144	2,261,076

IT Services – 3.0%
Alliance Data Systems Corp.(a)	27,421	3,327,812
ServiceSource International, Inc.(a)	225,417	3,787,006
VeriFone Systems, Inc.(a)	80,364	3,848,632

		10,963,450

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 6.7%
Fairchild Semiconductor International, Inc.(a)	245,566	$3,582,808
Hittite Microwave Corp.(a)	39,990	2,286,628
International Rectifier Corp.(a)	111,458	2,502,232
LSI Corp.(a)	592,850	5,098,510
ON Semiconductor Corp.(a)	362,700	3,289,689
Skyworks Solutions, Inc.(a)	156,350	4,216,759
Teradyne, Inc.(a)	238,140	3,910,259

		24,886,885

Software – 9.4%
ANSYS, Inc.(a)	90,580	5,722,845
Aspen Technology, Inc.(a)	234,038	4,811,821
Cadence Design Systems, Inc.(a)	543,225	6,393,758
Fortinet, Inc.(a)	124,360	3,363,938
Informatica Corp.(a)	42,120	2,070,619
MICROS Systems, Inc.(a)	108,590	5,639,079
SolarWinds, Inc.(a)	78,634	2,929,903
TIBCO Software, Inc.(a)	124,770	3,614,587

		34,546,550

		72,657,961

Health Care – 17.7%
Biotechnology – 3.4%
Alexion Pharmaceuticals, Inc.(a)	18,310	1,533,096
Amarin Corp. PLC (ADR)(a)	277,040	2,147,060
Ariad Pharmaceuticals, Inc.(a)	158,495	2,272,818
AVEO Pharmaceuticals, Inc.(a)	118,013	1,538,890
BioMarin Pharmaceutical, Inc.(a)	97,480	3,484,910
Ironwood Pharmaceuticals, Inc.(a)	120,030	1,607,202

		12,583,976

Health Care Equipment & Supplies – 4.0%
NxStage Medical, Inc.(a)	168,600	3,372,000
Sirona Dental Systems, Inc.(a)	87,926	4,387,507
Volcano Corp.(a)	132,760	3,721,263
Zoll Medical Corp.(a)	44,720	3,271,268

		14,752,038

Health Care Providers & Services – 7.7%
AMERIGROUP Corp.(a)	83,470	5,670,117
Catalyst Health Solutions, Inc.(a)	93,000	5,767,860
Centene Corp.(a)	110,660	5,400,208
HMS Holdings Corp.(a)	139,965	4,509,672
Mednax, Inc.(a)	94,283	7,013,713

		28,361,570

Health Care Technology – 1.7%
SXC Health Solutions Corp.(a)	87,129	6,168,733

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.9%
Akorn, Inc.(a)	267,269	$3,348,881

		65,215,198

Consumer Discretionary – 17.1%
Distributors – 1.5%
LKQ Corp.(a)	179,290	5,712,180

Hotels, Restaurants & Leisure – 4.2%
Orient-Express Hotels Ltd. – Class A(a)	438,970	4,341,413
Panera Bread Co. – Class A(a)	37,630	5,816,845
Wyndham Worldwide Corp.	124,740	5,487,313

		15,645,571

Household Durables – 1.8%
Tempur-Pedic International, Inc.(a)	82,605	6,525,795

Media – 2.2%
National CineMedia, Inc.	291,040	4,630,446
Pandora Media, Inc.(a)	255,447	3,336,138

		7,966,584

Multiline Retail – 1.5%
Dollar Tree, Inc.(a)	63,220	5,595,602

Specialty Retail – 5.9%
CarMax, Inc.(a)	120,520	3,698,759
Dick’s Sporting Goods, Inc.	157,610	7,054,624
Tractor Supply Co.	68,785	5,879,054
Ulta Salon Cosmetics & Fragrance, Inc.(a)	63,100	5,252,444

		21,884,881

		63,330,613

Energy – 8.2%
Energy Equipment & Services – 4.6%
FMC Technologies, Inc.(a)	75,040	3,784,267
Oceaneering International, Inc.	82,150	4,458,281
Oil States International, Inc.(a)	61,220	4,972,288
Superior Energy Services, Inc.(a)	130,910	3,840,899

		17,055,735

Oil, Gas & Consumable Fuels – 3.6%
Cabot Oil & Gas Corp.	133,590	4,659,619
Concho Resources, Inc.(a)	30,650	3,274,646
Range Resources Corp.	23,250	1,480,560
SM Energy Co.	48,223	3,796,115

		13,210,940

		30,266,675

Financials – 5.5%
Capital Markets – 3.5%
Affiliated Managers Group, Inc.(a)	42,320	4,502,425

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	135,770	$4,135,554
Stifel Financial Corp.(a)	109,611	4,113,701

		12,751,680

Commercial Banks – 2.0%
Iberiabank Corp.	65,592	3,479,000
Signature Bank/New York NY(a)	66,420	3,942,691

		7,421,691

		20,173,371

Materials – 1.6%
Chemicals – 1.6%
Solutia, Inc.	211,080	5,933,459

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
tw telecom, Inc.(a)	258,547	5,584,615

Consumer Staples – 1.1%
Food Products – 1.1%
Green Mountain Coffee Roasters, Inc.(a)(b)	64,418	4,185,237

Total Common Stocks (cost $260,442,472)		363,234,777

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $5,615,565)	5,615,565	5,615,565

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $266,058,037)		368,850,342

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.4%
Investment Companies – 2.4%
AllianceBernstein Exchange Reserves – Class I, 0.22%(c) (cost $8,740,611)	8,740,611	8,740,611

Total Investments – 102.3% (cost $274,798,648)		377,590,953
Other assets less liabilities – (2.3)%		(8,383,183)

Net Assets – 100.0%		$369,207,770

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.2%
Energy – 22.3%
Coal & Consumable Fuels – 0.4%
Banpu PCL	98,100	$2,120,133

Integrated Oil & Gas – 15.3%
BG Group PLC	238,300	5,750,968
BP PLC	1,453,210	11,370,773
Chevron Corp.	76,210	8,316,035
China Petroleum & Chemical Corp. – Class H	3,476,000	3,949,063
Exxon Mobil Corp.	247,480	21,407,020
Gazprom OAO (Sponsored ADR)	551,440	7,279,008
Hess Corp.	31,530	2,046,928
Petroleo Brasileiro SA (ADR)	177,620	5,300,181
Petroleo Brasileiro SA (Sponsored ADR)	75,018	2,137,263
PTT PCL	195,400	2,343,638
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	284,827	10,396,264
Royal Dutch Shell PLC – Class B	97,360	3,608,849
Suncor Energy, Inc. (Toronto)	163,690	5,892,807
Total SA	67,480	3,774,866

		93,573,663

Oil & Gas Drilling – 1.3%
Ensco PLC (Sponsored ADR)(a)	29,060	1,694,198
Seadrill Ltd.	78,660	3,309,226
Transocean Ltd./Switzerland	53,880	2,873,959

		7,877,383

Oil & Gas Equipment & Services – 0.8%
Halliburton Co.	55,950	2,047,211
Schlumberger Ltd.	40,240	3,123,026

		5,170,237

Oil & Gas Exploration & Production – 4.2%
Anadarko Petroleum Corp.	59,250	4,984,110
Cabot Oil & Gas Corp.	32,000	1,116,160
Devon Energy Corp.	48,770	3,575,329
EOG Resources, Inc.	27,090	3,084,467
Marathon Oil Corp.	62,550	2,119,820
Nexen, Inc. (Toronto)	100,184	2,042,257
Noble Energy, Inc.	24,990	2,440,273
Occidental Petroleum Corp.	49,520	5,168,402
Penn West Petroleum Ltd.	67	1,463
Stone Energy Corp.(b)	33,930	1,084,064

		25,616,345

Oil & Gas Refining & Marketing – 0.3%
Marathon Petroleum Corp.	46,670	1,939,139

		136,296,900

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Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 10.9%
Diversified Chemicals – 0.5%
BASF SE	30,860	$2,709,308

Diversified Metals & Mining – 4.6%
Anglo American PLC	124,660	5,255,004
BHP Billiton Ltd.	151,840	5,878,556
BHP Billiton PLC	62,330	2,015,920
Exxaro Resources Ltd.	117,410	3,279,214
Freeport-McMoRan Copper & Gold, Inc.	23,810	1,013,354
Rio Tinto Ltd.	18,600	1,336,245
Rio Tinto PLC	119,280	6,766,676
Teck Resources Ltd.	72,160	2,889,463

		28,434,432

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	43,000	3,658,335
Monsanto Co.	46,100	3,567,218

		7,225,553

Gold – 2.0%
Goldcorp, Inc.	105,860	5,132,249
IAMGOLD Corp.	119,500	1,806,782
Kinross Gold Corp.	266,980	2,954,602
New Gold, Inc.(b)	183,290	2,141,424
Real Gold Mining Ltd.(a)(c)(d)	686,500	321,468

		12,356,525

Paper Products – 0.3%
Mondi PLC(e)	193,210	1,803,592

Specialty Chemicals – 0.4%
Koninklijke DSM NV	48,730	2,707,427

Steel – 1.9%
Commercial Metals Co.	147,400	1,958,946
JFE Holdings, Inc.	95,100	2,057,024
OneSteel Ltd.	671,187	758,316
United States Steel Corp.(a)	33,840	921,125
Vale SA (Sponsored ADR) (Local Preference Shares)	245,040	6,023,083

		11,718,494

		66,955,331

Equity: Other – 10.7%
Diversified/Specialty – 9.9%
British Land Co. PLC	382,895	2,858,040
CapitaLand Ltd.	497,000	1,220,386
CBRE Group, Inc.(b)	75,770	1,388,864
Dexus Property Group	1,845,639	1,767,413

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Digital Realty Trust, Inc.(a)	77,550	$5,622,375
Duke Realty Corp.	176,160	2,445,101
Dundee Real Estate Investment Trust	57,846	2,011,120
Evergrande Real Estate Group Ltd.	1,644,000	1,035,889
Forest City Enterprises, Inc.(b)	104,309	1,524,997
Hang Lung Properties Ltd.	278,000	1,049,606
Hysan Development Co., Ltd.	623,366	2,701,893
Mitsui Fudosan Co., Ltd.	409,000	7,752,894
Morguard Real Estate Investment Trust	73,100	1,204,235
Soho China Ltd.	3,135,000	2,277,416
Sun Hung Kai Properties Ltd.	512,305	7,873,855
Telecity Group PLC(b)	97,795	1,070,565
Tokyu Land Corp.	532,000	2,567,406
Unibail-Rodamco SE	30,507	5,871,482
UOL Group Ltd.	306,715	1,146,705
Weyerhaeuser Co.	95,520	1,995,413
Wharf Holdings Ltd.	807,000	5,043,873

		60,429,528

Health Care – 0.8%
Ventas, Inc.	92,140	5,152,469

		65,581,997

Retail – 7.4%
Regional Mall – 3.5%
General Growth Properties, Inc.	152,130	2,475,155
Glimcher Realty Trust	407,846	4,037,676
Multiplan Empreendimentos Imobiliarios SA	16,605	377,112
Simon Property Group, Inc.	76,711	10,392,806
Westfield Group	448,967	4,214,009

		21,496,758

Shopping Center/Other Retail – 3.9%
Aeon Mall Co., Ltd.	105,400	2,362,908
Corio NV	57,908	2,773,064
DDR Corp.	209,376	2,958,483
Hammerson PLC	481,810	2,995,969
Klepierre	47,142	1,492,239
Link REIT (The)	537,878	2,011,118
Regency Centers Corp.	57,000	2,439,030
Retail Opportunity Investments Corp.(a)	162,376	1,888,433
RioCan Real Estate Investment Trust (New York)(f)	132,100	3,620,751
RioCan Real Estate Investment Trust (Toronto)	1	27
Weingarten Realty Investors(a)	58,900	1,466,610

		24,008,632

		45,505,390

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 4.6%
Multi-Family – 3.1%
BRE Properties, Inc.	60,290	$2,919,845
Camden Property Trust	39,530	2,450,860
China Overseas Land & Investment Ltd.(a)	596,000	1,235,945
Equity Residential	23,310	1,326,106
Essex Property Trust, Inc.	13,184	1,845,628
GSW Immobilien AG(b)	31,960	1,005,329
MRV Engenharia e Participacoes SA	116,400	938,792
Northern Property Real Estate Investment Trust	45,176	1,515,835
Post Properties, Inc.	53,860	2,352,066
Rossi Residencial SA	277,000	1,659,822
Stockland	462,400	1,562,939

		18,813,167

Self Storage – 1.5%
Big Yellow Group PLC	451,533	2,079,864
CubeSmart	41,590	469,135
Extra Space Storage, Inc.	75,277	1,985,055
Public Storage	17,427	2,336,438
Sovran Self Storage, Inc.	53,192	2,527,152

		9,397,644

		28,210,811

Office – 4.1%
Office – 4.1%
Allied Properties Real Estate Investment Trust	33,644	904,132
Boston Properties, Inc.	18,703	1,899,290
Castellum AB	184,984	2,434,419
Cominar Real Estate Investment Trust	85,843	1,991,971
Corporate Office Properties Trust	39,011	956,550
Derwent London PLC	55,530	1,489,260
Douglas Emmett, Inc.	210,438	4,433,929
Great Portland Estates PLC	263,330	1,476,798
Hufvudstaden AB – Class A	148,642	1,649,022
Kilroy Realty Corp.	34,909	1,530,410
Nippon Building Fund, Inc.	53	508,820
NTT Urban Development Corp.	612	492,548
PS Business Parks, Inc.	30,560	1,907,555
SL Green Realty Corp.	45,487	3,459,286

		25,133,990

Industrials – 2.4%
Industrial Warehouse Distribution – 1.8%
EastGroup Properties, Inc.	58,340	2,811,405
Global Logistic Properties Ltd.(b)	1,541,000	2,679,160
ProLogis, Inc.	173,996	5,856,705

		11,347,270

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mixed Office Industrial – 0.6%
Goodman Group	4,866,980	$3,582,762

		14,930,032

Lodging – 2.3%
Lodging – 2.3%
Ashford Hospitality Trust, Inc.	128,614	1,085,502
Great Eagle Holdings Ltd.	859,000	2,500,832
InnVest Real Estate Investment Trust	174,266	961,638
Intercontinental Hotels Group PLC	116,120	2,638,338
LaSalle Hotel Properties	89,810	2,396,131
Pebblebrook Hotel Trust	63,550	1,361,877
Starwood Hotels & Resorts Worldwide, Inc.	34,520	1,860,628
Strategic Hotels & Resorts, Inc.(b)	158,590	988,016

		13,792,962

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.3%
Bunge Ltd.	23,460	1,579,327

Packaged Foods & Meats – 0.2%
Tyson Foods Inc – Class A	79,540	1,504,103

		3,083,430

Total Common Stocks (cost $361,800,736)		399,490,843

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 13.4%
United States – 13.4%
U.S. Treasury Inflation Index 1.875%, 7/15/15, (TIPS) (cost $80,802,610)	$73,129	82,006,781

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Equity Index – 0.2%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $ 1,300.00(b)(g) (cost $1,014,617)	105	885,675

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTION PURCHASED – CALL – 0.0%
Options on Funds and Investment Trusts – 0.0%
United States Oil Fund LP Expiration: Apr 2012, Exercise Price: $ 45.00(b)(g) (cost $370,384)	3,943	$224,751

	Shares
SHORT-TERM INVESTMENTS – 18.5%
Investment Companies – 7.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio 0.09%(h) (cost $46,136,848)	46,136,848	46,136,848

	Principal Amount (000)
U.S. TREASURY BILLS – 11.0%
U.S. Treasury Bill
Zero Coupon, 3/15/12	$34,000	33,999,514
Zero Coupon, 4/12/12(i)	33,400	33,398,781

Total U.S. Treasury Bills (cost $67,398,295)		67,398,295

Total Investments Before Security Lending Collateral for Securities Loaned – 97.3% (cost $557,523,490)		596,143,193

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.7%
Investment Companies – 1.7%

AllianceBernstein Exchange Reserves – Class I, 0.22%(h) (cost $9,988,082)	9,988,082	9,988,082

Total Investments – 99.0% (cost $567,511,572)		606,131,275
Other assets less liabilities – 1.0%		6,409,422

Net Assets – 100.0%		$612,540,697

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Multi-Asset Real Return Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	28	June 2012	$3,351,903	$3,383,800	$31,897
Cocoa Futures	21	May 2012	513,122	490,140	(22,982)
Gasoline RBOB Futures	3	May 2012	407,425	409,588	2,163
Nickel Futures	8	May 2012	983,432	923,760	(59,672)
Platinum Futures	93	April 2012	6,718,713	7,870,590	1,151,877
Platinum Futures	56	July 2012	4,834,740	4,752,160	(82,580)
Soybean Meal Futures	127	May 2012	4,223,426	4,481,830	258,404
Zinc Futures	27	May 2012	1,368,419	1,424,925	56,506

Sold Contracts
Coffee C Futures	38	May 2012	3,146,274	2,896,313	249,961
Copper LME Futures	1	May 2012	210,249	212,500	(2,251)
Gold 100 OZ Futures	47	April 2012	7,845,940	8,043,110	(197,170)
Heating Oil Futures	7	May 2012	948,984	942,270	6,714
Lean Hogs Futures	29	April 2012	1,047,058	1,037,330	9,728
Nickel Futures	1	May 2012	129,869	115,470	14,399
Silver Futures	12	May 2012	2,047,752	2,078,520	(30,768)
Wheat Futures	17	May 2012	584,610	602,225	(17,615)
Zing Futures	27	May 2012	1,394,639	1,424,925	(30,286)

					$1,338,325

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 3/15/12	2,857	$3,008,921	$3,059,477	$50,556
Canadian Dollar settling 3/15/12	3,816	3,795,938	3,855,528	59,590
Canadian Dollar settling 3/15/12	2,894	2,872,405	2,923,978	51,573
Euro settling 3/15/12	3,818	5,009,063	5,086,975	77,912
Great British Pound settling 3/15/12	2,199	3,446,851	3,498,066	51,215
Malaysian Ringgit settling 3/02/12(1)	6,085	2,014,367	2,031,380	17,013
South African Rand settling 3/02/12	29,176	3,851,007	3,883,945	32,938
Swedish Krona settling 3/15/12	11,509	1,699,375	1,738,458	39,083
Swiss Franc settling 3/15/12	1,191	1,292,654	1,316,635	23,981
Credit Suisse London Branch (GFX):
Euro settling 3/15/12	1,491	1,952,579	1,986,558	33,979
Great British Pound settling 3/15/12	1,251	1,958,532	1,990,033	31,501
Indian Rupee settling 3/02/12(1)	140,492	2,870,652	2,866,599	(4,053)
Indian Rupee settling 4/03/12(1)	140,492	2,824,528	2,835,931	11,403
Indonesian Rupiah settling 3/02/12(1)	20,453,303	2,246,381	2,267,550	21,169
Indonesian Rupiah settling 4/03/12(1)	20,453,303	2,209,973	2,244,409	34,436
Japanese Yen settling 3/15/12	445,677	5,751,413	5,483,143	(268,270)
Malaysian Ringgit settling 3/02/12(1)	6,085	2,030,296	2,031,380	1,084
Malaysian Ringgit settling 4/03/12(1)	6,085	2,007,721	2,023,905	16,184
Singapore Dollar settling 3/15/12	2,352	1,872,928	1,880,635	7,707
South Korean Won settling 3/02/12	2,171,428	1,927,588	1,940,985	13,397
South Korean Won settling 4/03/12	2,171,428	1,916,276	1,936,693	20,417
HSBC Bank USA:
Euro settling 3/15/12	1,627	2,082,511	2,167,760	85,249
Euro settling 3/15/12	1,207	1,581,991	1,608,167	26,176

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Hong Kong Dollar settling 3/15/12	14,055	$1,812,629	$1,812,146	$(483)
Hong Kong Dollar settling 3/15/12	24,644	3,178,149	3,177,412	(737)
Mexican Nuevo Peso settling 3/02/12	24,513	1,931,831	1,908,934	(22,897)
JPMorgan Chase Bank USA:
Great British Pound settling 3/15/12	1,117	1,752,107	1,776,871	24,764
Morgan Stanley & Co., Inc.:
Australian Dollar settling 3/15/12	7,137	7,627,312	7,642,803	15,491
Australian Dollar settling 6/15/12	5,949	6,297,017	6,304,689	7,672
Brazilian Real settling 3/02/12	1,629	946,268	948,610	2,342
Brazilian Real settling 3/02/12	4,498	2,631,641	2,619,305	(12,336)
Canadian Dollar settling 3/15/12	3,888	3,780,814	3,928,275	147,461
South Korean Won settling 3/02/12	2,171,428	1,931,961	1,940,984	9,023
Royal Bank of Canada:
Canadian Dollar settling 3/15/12	1,896	1,830,293	1,915,641	85,348
Royal Bank of Scotland PLC:
Indian Rupee settling 3/02/12(1)	140,492	2,855,528	2,866,598	11,070
Mexican Nuevo Peso settling 4/03/12	24,513	1,887,080	1,903,974	16,894
South African Rand settling 4/03/12	29,176	3,808,132	3,865,890	57,758
Standard Chartered Bank:
Brazilian Real settling 3/02/12	2,869	1,627,340	1,670,695	43,355
Chinese Yuan Renminbi settling 3/15/12(1)	201,006	31,466,187	31,930,594	464,407
Chinese Yuan Renminbi settling 3/15/12(1)	12,130	1,906,933	1,926,898	19,965
Chinese Yuan Renminbi settling 6/15/12(1)	9,596	1,526,081	1,525,377	(704)
Great British Pound settling 3/15/12	1,633	2,527,855	2,597,700	69,845
Indonesian Rupiah settling 3/02/12(1)	20,453,303	2,278,920	2,267,551	(11,369)
Singapore Dollar settling 3/15/12	5,436	4,195,837	4,346,569	150,732
State Street Bank & Trust Co.:
Japanese Yen settling 3/15/12	152,976	1,968,170	1,882,057	(86,113)
Westpac Banking Corporation:
Australian Dollar settling 6/15/12	1,809	1,913,073	1,917,160	4,087

Sale Contracts
Bank of America, N.A.:
Great British Pound settling 6/15/12	1,288	2,037,745	2,047,471	(9,726)
Barclays Bank PLC Wholesale
Malaysian Ringgit settling 3/02/12(1)	6,085	2,030,296	2,031,380	(1,084)
Barclays Bank PLC Wholesale:
Australian Dollar settling 3/15/12	1,860	1,871,861	1,991,819	(119,958)
Canadian Dollar settling 3/15/12	3,789	3,786,187	3,828,249	(42,062)
Canadian Dollar settling 3/15/12	17,759	17,327,595	17,942,960	(615,365)
Great British Pound settling 3/15/12	1,925	3,089,329	3,062,200	27,129
Hong Kong Dollar settling 3/15/12	10,775	1,389,312	1,389,248	64
Japanese Yen settling 3/15/12	217,775	2,855,051	2,679,276	175,775
Singapore Dollar settling 3/15/12	3,180	2,527,888	2,542,695	(14,807)
Citibank N.A.:
Euro settling 3/15/12	1,357	1,775,902	1,808,022	(32,120)
Hong Kong Dollar settling 3/15/12	14,046	1,811,072	1,810,986	86
Credit Suisse London Branch (GFX):
Malaysian Ringgit settling 3/02/12(1)	6,085	2,011,105	2,031,381	(20,276)
Credit Suisse Londong Branch (GFX):
Great British Pound settling 3/15/12	1,516	2,371,066	2,411,581	(40,515)
Indian Rupee settling 3/02/12(1)	140,492	2,848,003	2,866,598	(18,595)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Multi-Asset Real Return Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah settling 3/02/12(1)	20,453,303	$2,228,029	$2,267,551	$(39,522)
South Korean Won settling 3/02/12	2,171,428	1,920,768	1,940,985	(20,217)
Deutsche Bank AG London:
Great British Pound settling 3/15/12	2,722	4,259,884	4,330,031	(70,147)
Goldman Sachs International:
Canadian Dollar settling 3/15/12	2,414	2,364,233	2,439,006	(74,773)
HSBC Bank USA:
Australian Dollar settling 3/15/12	8,134	8,185,960	8,710,460	(524,500)
Euro settling 3/15/12	16,400	21,930,769	21,850,812	79,957
Great British Pound settling 6/15/12	13,828	21,813,670	21,981,694	(168,024)
Hong Kong Dollar settling 3/15/12	13,878	1,781,698	1,789,325	(7,627)
JPMorgan Chase Bank, N.A.:
Euro settling 6/15/12	2,436	3,187,667	3,247,195	(59,528)
Morgan Stanley & Co., Inc.:
Brazilian Real settling 3/02/12	1,629	953,077	948,609	4,468
Brazilian Real settling 3/02/12	4,498	2,533,514	2,619,305	(85,791)
Chinese Yuan Renminbi settling 3/15/12(1)	11,748	1,866,243	1,866,216	27
Great British Pound settling 3/15/12	1,356	2,106,831	2,157,062	(50,231)
Great British Pound settling 3/15/12	2,057	3,206,904	3,272,179	(65,275)
South Korean Won settling 3/02/12	2,171,428	1,927,588	1,940,985	(13,397)
Royal Bank of Canada:
Canadian Dollar settling 3/15/12	2,890	2,825,881	2,919,937	(94,056)
Euro settling 3/15/12	1,454	1,887,365	1,937,261	(49,896)
Royal Bank of Scotland PLC:
Canadian Dollar settling 3/15/12	2,230	2,231,428	2,253,100	(21,672)
Indian Rupee settling 3/02/12(1)	140,492	2,870,562	2,866,509	4,053
Mexican Nuevo Peso settling 3/02/12	24,513	1,892,224	1,908,934	(16,710)
South African Rand settling 3/02/12	29,176	3,825,681	3,883,945	(58,264)
Standard Chartered Bank:
Brazilian Real settling 3/02/12	2,869	1,678,563	1,670,694	7,869
Chinese Yuan Renminbi settling 3/15/12(1)	35,719	5,668,783	5,674,104	(5,321)
Chinese Yuan Renminbi settling 3/15/12(1)	11,185	1,746,565	1,776,782	(30,217)
Indonesian Rupiah settling 3/02/12(1)	20,453,303	2,246,381	2,267,550	(21,169)
State Street Bank & Trust Co.:
Thailand Baht settling 3/02/12	73,259	2,362,279	2,420,585	(58,306)
Thailand Baht settling 4/03/12	73,259	2,403,274	2,415,238	(11,964)
UBS AG:
Canadian Dollar settling 3/15/12	2,020	1,984,965	2,040,924	(55,959)
Canadian Dollar settling 6/15/12	1,594	1,592,050	1,607,130	(15,080)
Swedish Krona settling 3/15/12	11,509	1,645,858	1,738,458	(92,600)

				$(895,511)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index (premium received $409,182)	105	$1,075	December 2012	$(354,900)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	193,405	0.20%	$60,035	3/15/12	Barclays Bank PLC	$1,263,797
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	60,246	0.30%	6,013	3/15/12	Citibank, N.A.	261,415
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	238,168	0.20%	73,930	3/15/12	Credit Suisse International	1,556,298
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	23,799	0.20%	7,387	3/15/12	Goldman Sachs International	155,514
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	18,425	0.20%	5,719	3/15/12	Goldman Sachs International	120,397
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	10,109	0.20%	3,138	5/15/12	Goldman Sachs International	66,057
Receive	Dow Jones-UBS Commodity Index	147,944	0.13%	21,408	3/15/12	JPMorgan Chase Bank, N.A.	492,090
Receive	Dow Jones-UBS Commodity Index	48,714	0.13%	7,049	3/15/12	JPMorgan Chase Bank, N.A.	162,032

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Multi-Asset Real Return Portfolio—Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	10,543	0.13%	$1,526	3/15/12	JPMorgan Chase Bank, N.A.	$35,068
Receive	Dow Jones-UBS Commodity Index	40,068	0.13%	5,798	3/15/12	JPMorgan Chase Bank, N.A.	133,274

							$4,245,942

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued.

(d)	Illiquid security.

(e)	When-Issued or delayed delivery security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2012, the market value of this security amounted to $3,620,751 or 0.6% of net assets.

(g)	One contract relates to 100 shares.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(i)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,999,883.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Multi-Asset Real Return Portfolio—Portfolio of Investments

VOLATILITY MANAGEMENT

PORTFOLIO OF INVESTMENTS

February 29, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 15.5%
Information Technology – 2.2%
Communications Equipment – 0.2%
Cisco Systems, Inc.	87,900	$1,747,452
F5 Networks, Inc.(a)	1,300	162,448
Harris Corp.	1,900	82,897
JDS Uniphase Corp.(a)	3,700	48,248
Juniper Networks, Inc.(a)	8,600	195,736
Motorola Mobility Holdings, Inc.(a)	4,300	170,710
Motorola Solutions, Inc.	4,700	234,060
QUALCOMM, Inc.	27,500	1,709,950

		4,351,501

Computers & Peripherals – 0.6%
Apple, Inc.(a)	15,200	8,245,088
Dell, Inc.(a)	24,900	430,770
EMC Corp./Massachusetts(a)	33,300	922,077
Hewlett-Packard Co.	32,500	822,575
Lexmark International, Inc. – Class A	1,100	40,568
NetApp, Inc.(a)	5,800	249,400
SanDisk Corp.(a)	3,900	192,894
Western Digital Corp.(a)	3,800	149,150

		11,052,522

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	2,700	151,092
Corning, Inc.	25,700	335,128
FLIR Systems, Inc.	2,500	65,425
Jabil Circuit, Inc.	2,900	74,907
Molex, Inc.	2,200	59,620
TE Connectivity Ltd.	6,900	252,195

		938,367

Internet Software & Services – 0.2%
Akamai Technologies, Inc.(a)	2,900	104,400
eBay, Inc.(a)	18,700	668,338
Google, Inc. – Class A(a)	4,200	2,596,650
VeriSign, Inc.	2,600	96,070
Yahoo!, Inc.(a)	20,200	299,566

		3,765,024

IT Services – 0.4%
Accenture PLC	10,500	625,170
Automatic Data Processing, Inc.	8,000	434,560
Cognizant Technology Solutions Corp. – Class A(a)	4,900	347,655
Computer Sciences Corp.	2,500	79,400
Fidelity National Information Services, Inc.	3,900	123,747

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Fiserv, Inc.(a)	2,300	$152,490
International Business Machines Corp.	19,300	3,796,889
Mastercard, Inc. – Class A	1,800	756,000
Paychex, Inc.	5,200	162,760
SAIC, Inc.(a)	4,500	54,990
Teradata Corp.(a)	2,700	179,685
Total System Services, Inc.	2,600	56,888
Visa, Inc. – Class A	8,300	965,871
Western Union Co. (The) – Class W	10,100	176,447

		7,912,552

Office Electronics – 0.0%
Xerox Corp.	22,600	185,998

Semiconductors & Semiconductor Equipment – 0.3%
Advanced Micro Devices, Inc.(a)	9,500	69,825
Altera Corp.	5,200	199,940
Analog Devices, Inc.	4,800	188,208
Applied Materials, Inc.	21,300	260,712
Broadcom Corp. – Class A(a)	7,900	293,485
Intel Corp.	83,300	2,239,104
KLA-Tencor Corp.	2,700	130,680
Linear Technology Corp.	3,700	123,876
LSI Corp.(a)	9,200	79,120
Microchip Technology, Inc.(b)	3,100	111,817
Micron Technology, Inc.(a)	16,100	137,655
Novellus Systems, Inc.(a)	1,100	51,128
NVIDIA Corp.(a)	9,900	149,985
Teradyne, Inc.(a)	3,000	49,260
Texas Instruments, Inc.	18,600	620,310
Xilinx, Inc.	4,300	158,799

		4,863,904

Software – 0.4%
Adobe Systems, Inc.(a)	8,000	263,120
Autodesk, Inc.(a)	3,700	140,045
BMC Software, Inc.(a)	2,700	101,088
CA, Inc.	6,000	162,180
Citrix Systems, Inc.(a)	3,100	231,694
Electronic Arts, Inc.(a)	5,400	88,182
Intuit, Inc.	4,900	283,416
Microsoft Corp.	122,400	3,884,976
Oracle Corp.	64,300	1,882,061
Red Hat, Inc.(a)	3,100	153,326
Salesforce.com, Inc.(a)	2,200	314,952
Symantec Corp.(a)	12,000	214,080

		7,719,120

		40,788,988

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Equity:Other – 1.8%
Diversified/Specialty – 1.4%
Affine SA	450	$8,665
Alexandria Real Estate Equities, Inc.	6,210	445,195
American Assets Trust, Inc.	3,900	83,928
Artis Real Estate Investment Trust	8,400	134,899
Azrieli Group	6,550	151,329
BioMed Realty Trust, Inc.	15,300	281,826
British Land Co. PLC	89,150	665,442
CA Immobilien Anlagen AG(a)	8,869	92,368
Campus Crest Communities, Inc.	3,000	31,770
Canadian Real Estate Investment Trust	6,750	260,872
CapLease, Inc.	6,600	26,598
City Developments Ltd.	69,600	617,827
Cofinimmo	1,420	170,841
Country Garden Holdings Co., Ltd.(b)	333,300	150,324
Cousins Properties, Inc.	10,314	76,221
Daejan Holdings PLC	555	25,261
Dexus Property Group	487,580	466,914
DIC Asset AG	3,450	30,630
Digital Realty Trust, Inc.(b)	10,760	780,100
Duke Realty Corp.	25,060	347,833
Dundee Real Estate Investment Trust	6,650	231,199
DuPont Fabros Technology, Inc.	6,190	141,751
Eurobank Properties Real Estate Investment Co.	1,870	9,966
F&C Commercial Property Trust Ltd.	50,933	83,298
FKP Property Group	89,590	52,751
Fonciere Des Regions	2,720	196,596
Forest City Enterprises, Inc.(a)	14,960	218,715
Gecina SA	1,910	182,665
GPT Group	185,030	617,724
H&R Real Estate Investment Trust	16,750	399,853
Helical Bar PLC	11,766	34,945
Henderson Land Development Co., Ltd.	118,050	738,823
Hopson Development Holdings Ltd.	69,950	56,398
Hysan Development Co., Ltd.	79,750	345,665
ICADE	2,150	177,507
Inmobiliaria Colonial SA(a)	3,445	8,721
Investors Real Estate Trust	8,060	61,498
Invista Foundation Property Trust Ltd.	35,513	19,774
Kenedix Realty Investment Corp. – Class A	29	100,363
Keppel Land Ltd.(b)	75,300	204,908
Kerry Properties Ltd.	71,950	342,052
Kiwi Income Property Trust	98,000	82,989
Klovern AB	12,390	46,762
Klovern AB (Preference Shares)(a)	34	707

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kungsleden AB	13,800	$102,967
Land Securities Group PLC	78,469	842,403
Lexington Realty Trust	15,380	133,037
London & Stamford Property PLC	54,427	98,869
Mitsubishi Estate Co., Ltd.	104,440	1,892,166
Mitsui Fudosan Co., Ltd.	88,040	1,668,863
Mobimo Holding AG(a)	650	155,880
Morguard Real Estate Investment Trust	4,250	70,014
Mucklow A & J Group PLC	2,368	12,055
New World China Land Ltd.	258,700	70,126
New World Development Co., Ltd.	449,650	619,774
Nieuwe Steen Investments NV	6,024	71,160
Nomura Real Estate Holdings, Inc.	7,580	131,995
Picton Property Income Ltd.	34,284	22,865
Premier Investment Corp.	20	72,864
Quintain Estates & Development PLC(a)	51,612	34,075
Shui On Land Ltd.(b)	260,050	111,536
Sino Land Co., Ltd.	290,160	516,956
Soho China Ltd.	207,050	150,411
ST Modwen Properties PLC	14,923	38,641
Standard Life Investment Property Income Trust PLC	13,600	13,177
Sumitomo Realty & Development Co., Ltd.	46,990	1,101,375
Sun Hung Kai Properties Ltd.	194,400	2,987,825
Suntec Real Estate Investment Trust	221,500	217,369
TAG Immobilien AG(a)	7,520	61,561
Tokyu Land Corp.	39,870	192,411
Tokyu REIT, Inc.	13	71,557
Top REIT, Inc.	16	84,781
Unibail-Rodamco SE	9,210	1,772,588
Unite Group PLC	15,823	46,592
United Urban Investment Corp.	210	230,512
Vornado Realty Trust	21,570	1,762,916
Wallenstam AB	12,050	122,554
Wereldhave Belgium NV	250	22,816
Wereldhave NV	2,170	161,803
Weyerhaeuser Co.	8,700	181,743
Wharf Holdings Ltd.	152,850	955,336
Whiterock Real Estate Investment Trust	3,600	59,015
Wihlborgs Fastigheter AB	7,770	107,434
Winthrop Realty Trust	2,450	27,906

		26,202,401

Health Care – 0.3%
Chartwell Seniors Housing Real Estate Investment Trust	14,600	135,309
Extendicare Real Estate Investment Trust	7,950	68,296

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

HCP, Inc.	47,510	$1,876,645
Health Care REIT, Inc.	22,520	1,225,989
Healthcare Realty Trust, Inc.	7,750	160,192
LTC Properties, Inc.	3,050	94,123
Medical Properties Trust, Inc.	11,030	107,212
National Health Investors, Inc.	2,800	131,964
Omega Healthcare Investors, Inc.(b)	10,240	208,589
Primary Health Properties PLC	6,759	35,807
Senior Housing Properties Trust	16,180	346,252
Universal Health Realty Income Trust	1,260	47,615
Ventas, Inc.	33,690	1,883,945

		6,321,938

Triple Net – 0.1%
Agree Realty Corp.	900	21,600
Entertainment Properties Trust	4,610	209,755
Getty Realty Corp.(b)	2,450	41,650
National Retail Properties, Inc.	10,400	277,160
Realty Income Corp.(b)	13,770	507,975

		1,058,140

		33,582,479

Financials – 1.5%
Capital Markets – 0.2%
Ameriprise Financial, Inc.	3,700	206,312
Bank of New York Mellon Corp. (The)	19,800	437,778
BlackRock, Inc. – Class A	1,700	338,300
Charles Schwab Corp. (The)	17,600	244,288
E*Trade Financial Corp.(a)	4,100	39,483
Federated Investors, Inc. – Class B(b)	1,500	30,735
Franklin Resources, Inc.	2,400	282,936
Goldman Sachs Group, Inc. (The)	8,100	932,634
Invesco Ltd.	7,300	180,821
Legg Mason, Inc.	2,000	54,780
Morgan Stanley	24,200	448,668
Northern Trust Corp.	3,900	173,199
State Street Corp.	8,000	337,840
T Rowe Price Group, Inc.	4,100	252,519

		3,960,293

Commercial Banks – 0.3%
BB&T Corp.	11,400	333,450
Comerica, Inc.	3,200	95,008
Fifth Third Bancorp	15,000	204,150
First Horizon National Corp.	4,300	40,420
Huntington Bancshares, Inc./OH	14,100	82,415
KeyCorp	15,500	125,550
M&T Bank Corp.	2,100	171,402
PNC Financial Services Group, Inc.	8,600	511,872

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Regions Financial Corp.	20,500	$118,080
SunTrust Banks, Inc.	8,700	199,752
US Bancorp	31,200	917,280
Wells Fargo & Co.	86,200	2,697,198
Zions Bancorporation	3,000	57,000

		5,553,577

Consumer Finance – 0.1%
American Express Co.	16,500	872,685
Capital One Financial Corp.	8,885	449,581
Discover Financial Services	8,900	267,089
SLM Corp.	8,300	130,808

		1,720,163

Diversified Financial Services – 0.3%
Bank of America Corp.	165,800	1,321,426
Citigroup, Inc.	47,800	1,592,696
CME Group, Inc. – Class A	1,100	318,439
IntercontinentalExchange, Inc.(a)	1,200	165,552
JPMorgan Chase & Co.	62,100	2,436,804
Leucadia National Corp.	3,200	91,168
Moody’s Corp.	3,200	123,552
NASDAQ OMX Group, Inc. (The)(a)	2,000	52,680
NYSE Euronext	4,200	125,034

		6,227,351

Insurance – 0.4%
ACE Ltd.	5,500	394,405
Aflac, Inc.	7,600	359,100
Allstate Corp. (The)	8,200	257,726
American International Group, Inc.(a)	7,100	207,462
AON Corp.	5,300	248,093
Assurant, Inc.	1,500	63,705
Berkshire Hathaway, Inc.(a)	28,800	2,259,360
Chubb Corp. (The)	4,600	312,616
Cincinnati Financial Corp.	2,600	91,442
Genworth Financial, Inc. – Class A(a)	8,000	72,720
Hartford Financial Services Group, Inc.	7,200	149,112
Lincoln National Corp.	4,900	121,716
Loews Corp.	5,000	195,700
Marsh & McLennan Cos., Inc.	8,800	274,560
MetLife, Inc.	17,300	666,915
Principal Financial Group, Inc.	4,900	135,534
Progressive Corp. (The)	10,000	214,200
Prudential Financial, Inc.	7,700	470,932
Torchmark Corp.	1,700	82,348
Travelers Cos., Inc. (The)	6,700	388,399
Unum Group	4,700	108,335
XL Group PLC	5,200	108,160

		7,182,540

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 0.0%
American Tower Corp.	6,400	$400,512
Plum Creek Timber Co., Inc.	2,600	101,816

		502,328

Real Estate Management & Development – 0.2%
CapitaLand Ltd.	319,300	784,043
CapitaMalls Asia Ltd.	156,446	191,916
CBRE Group, Inc.(a)	5,300	97,149
China Overseas Land & Investment Ltd.(b)	411,300	852,926
Hang Lung Properties Ltd.	224,850	848,935

		2,774,969

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	8,600	58,910
People’s United Financial, Inc.	5,900	74,281

		133,191

		28,054,412

Industrials – 1.4%
Aerospace & Defense – 0.3%
Boeing Co. (The)	12,200	914,390
General Dynamics Corp.	5,800	424,734
Goodrich Corp.	2,100	264,537
Honeywell International, Inc.	12,700	756,539
L-3 Communications Holdings, Inc.	1,600	112,400
Lockheed Martin Corp.	4,400	389,004
Northrop Grumman Corp.	4,300	257,183
Precision Castparts Corp.	2,400	401,832
Raytheon Co.	5,600	282,912
Rockwell Collins, Inc.	2,500	148,225
Textron, Inc.	4,500	123,795
United Technologies Corp.	14,800	1,241,276

		5,316,827

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	2,700	178,659
Expeditors International of Washington, Inc.	3,400	148,342
FedEx Corp.	5,200	467,948
United Parcel Service, Inc. – Class B	15,800	1,214,862

		2,009,811

Airlines – 0.0%
Southwest Airlines Co.	12,700	114,046

Building Products – 0.0%
Masco Corp.	5,800	68,904

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	1,700	$51,850
Cintas Corp.	1,800	69,408
Iron Mountain, Inc.	3,000	93,150
Pitney Bowes, Inc.(b)	3,200	58,016
Republic Services, Inc. – Class A	5,100	152,133
RR Donnelley & Sons Co.(b)	3,000	41,460
Stericycle, Inc.(a)	1,400	121,478
Waste Management, Inc.	7,500	262,350

		849,845

Construction & Engineering – 0.0%
Fluor Corp.	2,800	169,344
Jacobs Engineering Group, Inc.(a)	2,100	97,062
Quanta Services, Inc.(a)	3,400	71,060

		337,466

Electrical Equipment – 0.1%
Cooper Industries PLC	2,600	159,172
Emerson Electric Co.	12,000	603,720
First Solar, Inc.(a)(b)	900	29,070
Rockwell Automation, Inc.	2,300	183,954
Roper Industries, Inc.	1,600	146,432

		1,122,348

Industrial Conglomerates – 0.3%
3M Co.	11,500	1,007,400
Danaher Corp.	9,300	491,319
General Electric Co.	172,700	3,289,935
Tyco International Ltd.	7,500	388,650

		5,177,304

Industrial Warehouse Distribution –0.2%
Ascendas Real Estate Investment Trust	209,150	344,032
DCT Industrial Trust, Inc.	24,410	138,161
EastGroup Properties, Inc.	2,680	129,149
First Industrial Realty Trust, Inc.(a)	8,550	101,061
Global Logistic Properties Ltd.(a)	185,165	321,925
Hansteen Holdings PLC	63,763	75,808
Mapletree Industrial Trust	122,962	115,829
Mapletree Logistics Trust	183,305	131,663
ProLogis, Inc.	53,785	1,810,403
Segro PLC	74,825	278,950
Warehouses De Pauw SCA	990	50,622

		3,497,603

Machinery – 0.2%
Caterpillar, Inc.	10,600	1,210,626
Cummins, Inc.	3,200	385,824

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Deere & Co.	6,800	$563,924
Dover Corp.	3,000	192,060
Eaton Corp.	5,500	287,045
Flowserve Corp.	900	106,713
Illinois Tool Works, Inc.	7,900	439,951
Ingersoll-Rand PLC	5,100	203,388
Joy Global, Inc.	1,700	147,832
PACCAR, Inc.	5,800	266,858
Pall Corp.	1,900	120,555
Parker Hannifin Corp.	2,500	224,525
Snap-On, Inc.	900	55,017
Stanley Black & Decker, Inc.	2,800	215,040
Xylem, Inc.	3,000	77,940

		4,497,298

Mixed Office Industrial – 0.0%
Goodman Group	745,040	548,451

Professional Services – 0.0%
Dun & Bradstreet Corp. (The)	800	66,120
Equifax, Inc.	2,000	84,080
Robert Half International, Inc.	2,300	65,389

		215,589

Road & Rail – 0.1%
CSX Corp.	17,100	359,271
Norfolk Southern Corp.	5,500	378,950
Ryder System, Inc.	800	42,584
Union Pacific Corp.	7,900	870,975

		1,651,780

Trading Companies & Distributors – 0.0%
Fastenal Co.	4,800	252,864
WW Grainger, Inc.	1,000	207,730

		460,594

		25,867,866

Energy – 1.3%
Energy Equipment & Services – 0.2%
Baker Hughes, Inc.	7,100	356,988
Cameron International Corp.(a)	4,000	222,840
Diamond Offshore Drilling, Inc.(b)	1,100	75,317
FMC Technologies, Inc.(a)	3,900	196,677
Halliburton Co.	15,000	548,850
Helmerich & Payne, Inc.	1,800	110,340
Nabors Industries Ltd.(a)	4,700	102,366
National Oilwell Varco, Inc.	6,900	569,457
Noble Corp.(a)	4,100	164,738
Rowan Cos., Inc.(a)	2,000	73,740

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Schlumberger Ltd.	22,000	$1,707,420

		4,128,733

Oil, Gas & Consumable Fuels – 1.1%
Alpha Natural Resources, Inc.(a)	3,500	64,960
Anadarko Petroleum Corp.	8,200	689,784
Apache Corp.	6,300	679,959
Cabot Oil & Gas Corp.	3,400	118,592
Chesapeake Energy Corp.	10,700	267,500
Chevron Corp.	32,600	3,557,312
ConocoPhillips	21,700	1,661,135
Consol Energy, Inc.	3,700	132,534
Denbury Resources, Inc.(a)	6,400	127,424
Devon Energy Corp.	6,600	483,846
El Paso Corp.	12,600	350,406
EOG Resources, Inc.	4,400	500,984
EQT Corp.	2,400	127,248
Exxon Mobil Corp.	78,400	6,781,600
Hess Corp.	4,900	318,108
Marathon Oil Corp.	11,400	386,346
Marathon Petroleum Corp.	5,800	240,990
Murphy Oil Corp.	3,200	204,608
Newfield Exploration Co.(a)	2,100	75,600
Noble Energy, Inc.	2,900	283,185
Occidental Petroleum Corp.	13,300	1,388,121
Peabody Energy Corp.	4,400	153,472
Pioneer Natural Resources Co.	2,000	219,280
QEP Resources, Inc.	2,800	95,592
Range Resources Corp.	2,600	165,568
Southwestern Energy Co.(a)	5,600	185,136
Spectra Energy Corp.	10,600	332,628
Sunoco, Inc.	1,700	65,671
Tesoro Corp.(a)	2,300	61,019
Valero Energy Corp.	9,100	222,859
Williams Cos., Inc. (The)	9,600	286,848
WPX Energy, Inc.(a)	3,200	58,112

		20,286,427

		24,415,160

Health Care – 1.2%
Biotechnology – 0.1%
Amgen, Inc.	13,000	883,350
Biogen Idec, Inc.(a)	4,000	465,880
Celgene Corp.(a)	7,300	535,273
Gilead Sciences, Inc.(a)	12,300	559,650

		2,444,153

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.2%
Baxter International, Inc.	9,200	$534,796
Becton Dickinson and Co.	3,500	266,770
Boston Scientific Corp.(a)	24,200	150,524
CareFusion Corp.(a)	3,600	92,916
Covidien PLC	7,900	412,775
CR Bard, Inc.	1,400	131,068
DENTSPLY International, Inc.	2,300	88,964
Edwards Lifesciences Corp.(a)	1,900	138,947
Intuitive Surgical, Inc.(a)	700	358,134
Medtronic, Inc.	17,200	655,664
St Jude Medical, Inc.	5,200	219,024
Stryker Corp.	5,300	284,292
Varian Medical Systems, Inc.(a)	1,800	117,450
Zimmer Holdings, Inc.(a)	2,900	176,175

		3,627,499

Health Care Providers & Services – 0.2%
Aetna, Inc.	5,900	275,884
AmerisourceBergen Corp. – Class A	4,200	156,870
Cardinal Health, Inc.	5,600	232,680
CIGNA Corp.	4,700	207,317
Coventry Health Care, Inc.(a)	2,300	75,187
DaVita, Inc.(a)	1,500	129,825
Express Scripts, Inc. – Class A(a)	7,900	421,307
Humana, Inc.	2,700	235,170
Laboratory Corp. of America Holdings(a)	1,600	143,824
McKesson Corp.	4,000	334,040
Medco Health Solutions, Inc.(a)	6,300	425,817
Patterson Cos., Inc.	1,400	44,688
Quest Diagnostics, Inc./DE	2,600	150,930
Tenet Healthcare Corp.(a)	7,100	40,115
UnitedHealth Group, Inc.	17,400	970,050
WellPoint, Inc.	5,700	374,091

		4,217,795

Health Care Technology – 0.0%
Cerner Corp.(a)	2,400	177,192

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.(a)	5,700	248,634
Life Technologies Corp.(a)	2,900	137,199
PerkinElmer, Inc.	1,800	48,600
Thermo Fisher Scientific, Inc.(a)	6,200	351,044
Waters Corp.(a)	1,500	134,400

		919,877

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.6%
Abbott Laboratories	25,500	$1,443,555
Allergan, Inc./United States	5,000	447,950
Bristol-Myers Squibb Co.	27,700	891,109
Eli Lilly & Co.	16,600	651,384
Forest Laboratories, Inc.(a)	4,300	139,836
Hospira, Inc.(a)	2,700	96,174
Johnson & Johnson	44,700	2,909,076
Merck & Co., Inc.	49,800	1,900,866
Mylan, Inc./PA(a)	6,900	161,736
Perrigo Co.	1,500	154,590
Pfizer, Inc.	125,700	2,652,270
Watson Pharmaceuticals, Inc.(a)	2,100	122,472

		11,571,018

		22,957,534

Consumer Discretionary – 1.2%
Auto Components – 0.0%
BorgWarner, Inc.(a)	1,800	149,112
Goodyear Tire & Rubber Co. (The)(a)	3,900	50,154
Johnson Controls, Inc.	11,100	362,193

		561,459

Automobiles – 0.1%
Ford Motor Co.	62,100	768,798
Harley-Davidson, Inc.	3,800	177,004

		945,802

Distributors – 0.0%
Genuine Parts Co.	2,500	156,700

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	1,900	81,016
DeVry, Inc.	1,000	35,530
H&R Block, Inc.	4,700	76,610

		193,156

Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	7,400	224,146
Chipotle Mexican Grill, Inc. – Class A(a)	600	234,132
Darden Restaurants, Inc.	2,100	107,079
International Game Technology	4,800	72,096
Marriott International, Inc./DE – Class A	4,300	151,704
McDonald’s Corp.	16,800	1,667,904
Starbucks Corp.	12,200	592,432
Starwood Hotels & Resorts Worldwide, Inc.	3,100	167,090
Wynn Resorts Ltd.	1,300	154,102
Yum! Brands, Inc.	7,500	496,800

		3,867,485

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.0%
DR Horton, Inc.	4,500	$64,530
Harman International Industries, Inc.	1,100	54,043
Leggett & Platt, Inc.(b)	2,200	49,786
Lennar Corp. – Class A	2,600	60,788
Newell Rubbermaid, Inc.	4,700	86,010
Pulte Group, Inc.(a)	5,500	48,510
Whirlpool Corp.	1,200	90,684

		454,351

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	6,000	1,078,140
Expedia, Inc.(b)	1,500	51,075
NetFlix, Inc.(a)(b)	900	99,657
priceline.com, Inc.(a)	900	564,318
TripAdvisor, Inc.(a)	1,500	48,345

		1,841,535

Leisure Equipment & Products – 0.0%
Hasbro, Inc.	1,900	67,108
Mattel, Inc.	5,500	178,420

		245,528

Media – 0.4%
Cablevision Systems Corp.	3,600	51,228
CBS Corp. – Class B	10,700	319,930
Comcast Corp. – Class A	44,500	1,307,410
DIRECTV(a)	11,500	532,680
Discovery Communications, Inc. – Class A(a)	4,300	200,595
Gannett Co., Inc.	3,800	56,392
Interpublic Group of Cos., Inc. (The)	7,500	87,900
McGraw-Hill Cos., Inc. (The)	4,800	223,392
News Corp. – Class A	35,800	711,346
Omnicom Group, Inc.	4,500	222,480
Scripps Networks Interactive, Inc. – Class A	1,600	72,320
Time Warner Cable, Inc. – Class A	5,200	412,568
Time Warner, Inc.	16,300	606,523
Viacom, Inc. – Class B	9,000	428,580
Walt Disney Co. (The)	29,400	1,234,506
Washington Post Co. (The) – Class B(b)	100	39,390

		6,507,240

Multiline Retail – 0.1%
Big Lots, Inc.(a)	1,000	43,850
Dollar Tree, Inc.(a)	2,000	177,020
Family Dollar Stores, Inc.	1,900	102,581
JC Penney Co., Inc.(b)	2,300	91,080
Kohl’s Corp.	4,100	203,688

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Macy’s, Inc.	6,800	$258,196
Nordstrom, Inc.	2,600	139,412
Sears Holdings Corp.(a)(b)	600	41,796
Target Corp.	11,000	623,590

		1,681,213

Specialty Retail – 0.2%
Abercrombie & Fitch Co. – Class A	1,400	64,106
AutoNation, Inc.(a)(b)	700	23,856
AutoZone, Inc.(a)	500	187,240
Bed Bath & Beyond, Inc.(a)	3,900	232,986
Best Buy Co., Inc.	4,800	118,560
CarMax, Inc.(a)	3,700	113,553
GameStop Corp. – Class A(b)	2,200	50,116
Gap, Inc. (The)	5,600	130,816
Home Depot, Inc. (The)	25,200	1,198,764
Limited Brands, Inc.	4,000	186,120
Lowe’s Cos., Inc.	20,400	578,952
O’Reilly Automotive, Inc.(a)	2,100	181,650
Ross Stores, Inc.	3,800	202,654
Staples, Inc.	11,400	167,124
Tiffany & Co.	2,100	136,521
TJX Cos., Inc.	12,200	446,642
Urban Outfitters, Inc.(a)	1,800	51,102

		4,070,762

Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc.	4,800	359,232
NIKE, Inc. – Class B	6,100	658,312
Ralph Lauren Corp.	1,100	191,103
VF Corp.	1,500	219,075

		1,427,722

		21,952,953

Consumer Staples – 1.2%
Beverages – 0.3%
Beam, Inc.	2,500	137,700
Brown-Forman Corp. – Class B	1,700	138,805
Coca-Cola Co. (The)	37,200	2,598,792
Coca-Cola Enterprises, Inc.	5,100	147,390
Constellation Brands, Inc. – Class A(a)	2,800	61,152
Dr Pepper Snapple Group, Inc.	3,500	133,175
Molson Coors Brewing Co. – Class B	2,600	114,244
PepsiCo, Inc./NC	25,600	1,611,264

		4,942,522

Food & Staples Retailing – 0.3%
Costco Wholesale Corp.	7,100	611,026
CVS Caremark Corp.	21,300	960,630

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Kroger Co. (The)	9,700	$230,763
Safeway, Inc.(b)	5,500	117,975
SUPERVALU, Inc.(b)	3,400	22,202
Sysco Corp.	9,600	282,432
Wal-Mart Stores, Inc.	28,600	1,689,688
Walgreen Co.	14,500	480,820
Whole Foods Market, Inc.	2,600	209,924

		4,605,460

Food Products – 0.2%
Archer-Daniels-Midland Co.	10,900	340,080
Campbell Soup Co.(b)	2,900	96,628
ConAgra Foods, Inc.	6,700	175,875
Dean Foods Co.(a)	3,000	36,780
General Mills, Inc.	10,500	402,255
Hershey Co. (The)	2,500	151,750
HJ Heinz Co.	5,200	274,092
Hormel Foods Corp.	2,200	62,634
JM Smucker Co. (The)	1,900	143,108
Kellogg Co.	4,000	209,400
Kraft Foods, Inc. – Class A	28,700	1,092,609
McCormick & Co., Inc./MD	2,200	110,990
Mead Johnson Nutrition Co. – Class A	3,300	256,575
Sara Lee Corp.	9,600	194,400
Tyson Foods, Inc. – Class A	4,700	88,877

		3,636,053

Household Products – 0.2%
Clorox Co. (The)	2,200	148,742
Colgate-Palmolive Co.	7,900	736,122
Kimberly-Clark Corp.	6,500	473,720
Procter & Gamble Co. (The)	45,000	3,038,400

		4,396,984

Personal Products – 0.0%
Avon Products, Inc.	7,000	130,830
Estee Lauder Cos., Inc. (The) – Class A	3,700	216,598

		347,428

Tobacco – 0.2%
Altria Group, Inc.	33,600	1,011,360
Lorillard, Inc.	2,200	288,376
Philip Morris International, Inc.	28,400	2,371,968
Reynolds American, Inc.	5,500	230,615

		3,902,319

		21,830,766

Retail – 1.1%
Regional Mall – 0.6%
Alexander’s, Inc.	240	91,068
CapitaMall Trust	251,750	361,641

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

CBL & Associates Properties, Inc.	14,740	$259,866
CFS Retail Property Trust	213,180	405,099
General Growth Properties, Inc.	48,000	780,960
Glimcher Realty Trust	10,680	105,732
Macerich Co. (The)	13,570	732,644
Pennsylvania Real Estate Investment Trust	5,510	73,944
Simon Property Group, Inc.	34,270	4,642,900
Taubman Centers, Inc.	6,050	417,874
Westfield Group	232,580	2,182,999

		10,054,727

Shopping Center/Other Retail – 0.5%
Acadia Realty Trust	4,160	88,150
Aeon Mall Co., Ltd.	9,120	204,457
BWP Trust	51,860	101,040
Calloway Real Estate Investment Trust	10,800	295,364
Capital & Counties Properties PLC	68,965	207,906
Capital Shopping Centres Group PLC	64,973	343,003
Cedar Realty Trust, Inc.	6,750	32,130
Charter Hall Retail REIT	30,176	101,191
Citycon Oyj	20,980	70,704
Corio NV	9,310	445,832
Crombie Real Estate Investment Trust	4,150	60,397
DDR Corp.	27,570	389,564
Deutsche Euroshop AG	5,265	181,237
Development Securities PLC	12,113	32,243
Equity One, Inc.	5,630	107,083
Eurocommercial Properties N.V.	4,140	148,781
Federal Realty Investment Trust	6,530	622,635
First Capital Realty, Inc.(b)	6,880	124,535
Hammerson PLC	71,378	443,839
Immobiliare Grande Distribuzione	12,000	13,056
Inland Real Estate Corp.	8,850	76,730
Japan Retail Fund Investment Corp.(b)	188	282,386
Kimco Realty Corp.	48,180	885,548
Kite Realty Group Trust	6,300	30,933
Klepierre	9,550	302,297
Link REIT (The)	226,500	846,880
Mercialys SA	4,590	159,091
Primaris Retail Real Estate Investment Trust	8,100	177,726
Ramco-Gershenson Properties Trust	3,830	42,398
Regency Centers Corp.	9,420	403,082
Retail Opportunity Investments Corp.(b)	4,800	55,824
RioCan Real Estate Investment Trust (Toronto)	27,550	755,123
Rouse Properties, Inc.(a)(b)	1,700	24,871

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Saul Centers, Inc.	1,440	$54,518
Shaftesbury PLC	25,283	196,578
Tanger Factory Outlet Centers	8,540	250,051
Urstadt Biddle Properties, Inc.	2,000	38,040
Vastned Retail NV	1,910	85,234
Weingarten Realty Investors(b)	12,020	299,298
Westfield Retail Trust	307,780	826,684

		9,806,439

		19,861,166

Residential – 0.7%
Manufactured Homes – 0.0%
Equity Lifestyle Properties, Inc.	4,140	275,351
Sun Communities, Inc.	2,640	109,270

		384,621

Multi-Family – 0.6%
Agile Property Holdings Ltd.(b)	138,600	184,899
Apartment Investment & Management Co. – Class A	13,940	346,270
Associated Estates Realty Corp.	4,150	61,918
AvalonBay Communities, Inc.	11,150	1,445,821
Boardwalk Real Estate Investment Trust	4,850	272,780
BRE Properties, Inc.	7,820	378,723
Camden Property Trust	7,100	440,200
Canadian Apartment Properties REIT	8,550	199,006
China Resources Land Ltd.(b)	234,750	444,509
Colonia Real Estate AG(a)	2,180	9,410
Colonial Properties Trust(b)	8,650	177,498
Conwert Immobilien Invest SE	8,194	92,600
Deutsche Wohnen AG	10,250	136,177
Equity Residential	34,500	1,962,705
Essex Property Trust, Inc.	3,380	473,166
GAGFAH SA	9,000	50,804
Grainger PLC	31,015	54,138
GSW Immobilien AG(a)	4,150	130,542
Home Properties, Inc.	4,850	279,506
Killam Properties, Inc.	4,900	62,349
Mid-America Apartment Communities, Inc.	3,830	238,877
Mirvac Group	344,250	441,362
Nippon Accommodations Fund, Inc.(b)	15	98,172
Northern Property Real Estate Investment Trust	2,950	98,984
Patrizia Immobilien AG(a)	2,550	15,295
Post Properties, Inc.	5,200	227,084
Shenzhen Investment Ltd.	266,500	63,819
Shimao Property Holdings Ltd.(b)	141,300	183,602
Stockland	235,950	797,525

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Transglobe Apartment Real Estate Investment Trust	5,750	$72,002
UDR, Inc.	22,630	566,203
Wing Tai Holdings Ltd.	59,375	60,458
Yanlord Land Group Ltd.(b)	58,288	64,084

		10,130,488

Self Storage – 0.1%
Big Yellow Group PLC	12,954	59,669
CubeSmart	12,230	137,954
Extra Space Storage, Inc.	9,350	246,560
Public Storage	15,320	2,053,953
Safestore Holdings PLC	18,633	35,177
Sovran Self Storage, Inc.	2,830	134,453

		2,667,766

Student Housing – 0.0%
American Campus Communities, Inc.	7,070	290,931
Education Realty Trust, Inc.	9,180	94,370

		385,301

		13,568,176

Office – 0.7%
Office – 0.7%
Allied Properties Real Estate Investment Trust	5,150	138,399
Allreal Holding AG(a)	680	109,119
Alstria Office REIT-AG	7,170	80,616
Befimmo SCA Sicafi	1,770	113,274
Beni Stabili SpA	96,550	53,806
Boston Properties, Inc.	17,250	1,751,737
Brandywine Realty Trust	13,350	144,314
Brookfield Office Properties, Inc.	37,850	657,579
CapitaCommercial Trust	212,500	200,872
Castellum AB	17,310	227,802
Champion REIT	246,000	109,879
Charter Hall Office REIT(b)	49,713	162,919
CLS Holdings PLC(a)	2,254	22,377
Cominar Real Estate Investment Trust	10,955	254,209
Commonwealth Property Office Fund	246,840	257,511
CommonWealth REIT	8,330	154,938
Corporate Office Properties Trust	7,100	174,092
Derwent London PLC	10,270	275,431
Douglas Emmett, Inc.	9,540	201,008
Fabege AB	16,640	149,891
First Potomac Realty Trust	4,950	65,489
Franklin Street Properties Corp.	8,220	84,748
Government Properties Income Trust	3,470	80,955
Great Portland Estates PLC	31,581	177,111

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Highwoods Properties, Inc.	7,180	$229,760
Hongkong Land Holdings Ltd.	175,400	966,359
Hufvudstaden AB – Class A	15,380	170,624
Intervest Offices & Warehouses	650	17,168
Investa Office Fund	265,230	177,375
IVG Immobilien AG(a)	15,700	45,624
Japan Prime Realty Investment Corp.	72	191,762
Japan Real Estate Investment Corp.(b)	50	442,897
Kilroy Realty Corp.	5,870	257,341
Liberty Property Trust	11,580	392,794
Mack-Cali Realty Corp.	8,670	247,962
Mori Trust Sogo Reit, Inc.	13	119,359
Nippon Building Fund, Inc.	58	556,822
Nomura Real Estate Office Fund, Inc.	31	180,373
NorthWest Healthcare Properties Real Estate Investment Trust	3,450	43,062
Norwegian Property ASA	50,250	74,442
NTT Urban Development Corp.	132	106,236
Orix JREIT, Inc.(b)	22	103,303
Parkway Properties Inc./MD	2,100	20,979
Piedmont Office Realty Trust, Inc.(b)	17,200	303,064
Prime Office REIT-AG(a)	3,900	21,618
PS Business Parks, Inc.	1,790	111,732
PSP Swiss Property AG(a)	4,680	406,112
SL Green Realty Corp.	8,580	652,509
Societe de la Tour Eiffel	570	29,652
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,340	138,961
Sponda Oyj	28,560	120,392
Swiss Prime Site AG(a)	4,030	314,588
Technopolis PLC	6,410	33,288
Tokyo Tatemono Co., Ltd.(a)	31,860	130,278
Washington Real Estate Investment Trust	6,540	193,715
Workspace Group PLC	14,297	51,233
Zueblin Immobilien Holding AG(a)	4,490	11,708

		12,511,168

Materials – 0.4%
Chemicals – 0.3%
Air Products & Chemicals, Inc.	3,500	315,840
Airgas, Inc.	1,100	90,563
CF Industries Holdings, Inc.	1,100	204,600
Dow Chemical Co. (The)	19,300	646,743
Eastman Chemical Co.	2,200	119,086
Ecolab, Inc.	4,900	294,000
EI du Pont de Nemours & Co.	15,100	767,835
FMC Corp.	1,200	118,764

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	1,300	$74,139
Monsanto Co.	8,800	680,944
Mosaic Co. (The)	4,900	282,975
PPG Industries, Inc.	2,500	228,125
Praxair, Inc.	4,900	534,100
Sherwin-Williams Co. (The)	1,400	144,410
Sigma-Aldrich Corp.	2,000	143,580

		4,645,704

Construction Materials – 0.0%
Vulcan Materials Co.(b)	2,100	93,576

Containers & Packaging – 0.0%
Ball Corp.	2,600	104,208
Bemis Co., Inc.	1,600	50,192
Owens-Illinois, Inc.(a)	2,600	62,140
Sealed Air Corp.	3,100	60,853

		277,393

Metals & Mining – 0.1%
Alcoa, Inc.	17,400	176,958
Allegheny Technologies, Inc.	1,700	74,579
Cliffs Natural Resources, Inc.	2,300	146,004
Freeport-McMoRan Copper & Gold, Inc.	15,500	659,680
Newmont Mining Corp.	8,100	481,140
Nucor Corp.	5,200	226,356
Titanium Metals Corp.(b)	1,300	19,058
United States Steel Corp.(b)	2,300	62,606

		1,846,381

Paper & Forest Products – 0.0%
International Paper Co.	7,100	249,565
MeadWestvaco Corp.	2,700	81,756

		331,321

		7,194,375

Utilities – 0.4%
Electric Utilities – 0.2%
American Electric Power Co., Inc.	7,900	297,119
Duke Energy Corp.	21,800	456,056
Edison International	5,300	221,911
Entergy Corp.	2,900	193,227
Exelon Corp.	10,800	421,956
FirstEnergy Corp.	6,800	301,172
NextEra Energy, Inc.	6,900	410,619
Northeast Utilities	2,900	104,110
Pepco Holdings, Inc.	3,700	71,928
Pinnacle West Capital Corp.	1,800	84,654
PPL Corp.	9,400	268,370
Progress Energy, Inc.	4,800	254,784

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Southern Co. (The)	14,100	$623,079

		3,708,985

Gas Utilities – 0.0%
AGL Resources, Inc.	1,900	75,753
Oneok, Inc.	1,700	140,488

		216,241

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)	10,500	142,380
Constellation Energy Group, Inc.	3,300	119,658
NRG Energy, Inc.(a)	3,700	63,270

		325,308

Multi-Utilities – 0.2%
Ameren Corp.	3,900	125,073
CenterPoint Energy, Inc.	6,900	134,481
CMS Energy Corp.	4,100	87,781
Consolidated Edison, Inc.	4,800	278,880
Dominion Resources, Inc./VA	9,300	469,371
DTE Energy Co.	2,800	151,172
Integrys Energy Group, Inc.	1,300	67,639
NiSource, Inc.	4,500	108,000
PG&E Corp.	6,600	275,088
Public Service Enterprise Group, Inc.	8,200	252,396
SCANA Corp.	1,900	85,500
Sempra Energy	3,900	231,036
TECO Energy, Inc.	3,500	62,825
Wisconsin Energy Corp.	3,700	126,096
Xcel Energy, Inc.	7,900	209,271

		2,664,609

		6,915,143

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
AT&T, Inc.	96,900	2,964,171
CenturyLink, Inc.	10,100	406,525
Frontier Communications Corp.(b)	16,200	74,358
Verizon Communications, Inc.	46,300	1,764,493
Windstream Corp.	9,500	114,760

		5,324,307

Wireless Telecommunication Services – 0.0%
MetroPCS Communications, Inc.(a)	4,800	49,440
Sprint Nextel Corp.(a)	49,000	121,030

		170,470

		5,494,777

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

Lodging – 0.1%
Lodging – 0.1%
Ashford Hospitality Trust, Inc.	6,710	$56,632
CDL Hospitality Trusts	72,288	98,937
Chesapeake Lodging Trust	3,150	55,535
DiamondRock Hospitality Co.	16,620	165,535
FelCor Lodging Trust, Inc.(a)	12,340	47,386
Hersha Hospitality Trust	16,840	84,705
Hospitality Properties Trust	12,260	303,190
Host Hotels & Resorts, Inc.	82,610	1,303,586
InnVest Real Estate Investment Trust	9,300	51,319
LaSalle Hotel Properties	8,300	221,444
Pebblebrook Hotel Trust	5,050	108,222
RLJ Lodging Trust	10,550	184,836
Strategic Hotels & Resorts, Inc.(a)	18,450	114,943
Sunstone Hotel Investors, Inc.(a)	11,680	104,886
Wyndham Worldwide Corp.	2,500	109,975

		3,011,131

Total Common Stocks (cost $277,960,139)		288,006,094

INVESTMENT COMPANIES – 7.8%
Funds and Investment Trusts – 7.8%
IRP Property Investments Ltd.	11,010	13,305
iShares MSCI Emerging Markets Index Fund	1,151,090	51,004,798
UK Commercial Property Trust Ltd./fund	35,849	41,907
Vanguard MSCI Emerging Markets ETF	2,097,220	93,598,929

Total Investment Companies (cost $140,492,384)		144,658,939

	Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Equity Indices – 0.0%
Euro STOXX 50 Index Expiration: Mar 2012, Exercise Price: EUR 2,750.00(a)(c)	1,369	10,032
S&P 500 Index: Expiration: Mar 2012, Exercise Price: $ 1,425.00(a)(d)	1,314	108,405
S&P 500 Index: Expiration: Mar 2012, Exercise Price: $ 1,450.00(a)(d)	4,905	147,150

Total Options Purchased – Calls (cost $4,141,042)		265,587

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity: Other – 0.0%
Diversified/Specialty – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a) (cost $0)	250	$	– 0 –

RIGHTS – 0.0%
Retail – 0.0%
Shopping Center/Other Retail – 0.0%
Rouse Properties, Inc.(a) (cost $0)	1,700		– 0 –

SHORT-TERM INVESTMENTS – 74.3%
Investment Companies – 74.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(e) (cost $1,376,439,264)	1,376,439,264		1,376,439,264

Total Investments Before Security Lending Collateral for Securities Loaned: – 97.6% (cost $1,799,032,829)			1,809,369,884

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.3%
Investment Companies – 0.3%
AllianceBernstein Exchange Reserves – Class I, 0.22%(e) (cost $5,610,052)	5,610,052		5,610,052

Total Investments – 97.9% (cost $1,804,642,881)			1,814,979,936
Other assets less liabilities – 2.1%			38,824,524

Net Assets – 100.0%			$1,853,804,460

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Govt Bond Futures	18	March 2012	$31,578,454	$31,604,625	$26,171
ASX SPI 200 Index Futures	480	March 2012	54,486,859	55,184,011	697,152

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Volatility Management—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Australian T-Bond 10 Yr Futures	17	March 2012	$2,141,060	$2,117,198	$(23,862)
FTSE 100 Index Futures	1,560	March 2012	141,929,661	145,259,992	3,330,331
German Euro Bund Futures	6	March 2012	1,110,328	1,118,252	7,924
German Euro Buxl Futures	27	March 2012	4,515,787	4,597,233	81,446
Hang Seng Index Futures	157	March 2012	21,692,073	21,911,825	219,752
S&P 500 E Mini Index Futures	9,153	March 2012	598,882,352	624,417,660	25,535,308
S&P Midcap 400 EMini Index Futures	1,168	March 2012	110,002,473	114,066,880	4,064,407
S&P TSE 60 Index Futures	533	March 2012	76,728,904	77,333,347	604,443
Topix Index Futures	1,207	March 2012	112,569,869	123,758,703	11,188,834
U.S. T-Note 10 Yr Futures	28	June 2012	3,665,860	3,666,688	828
UK Long GILT Bond Futures	54	June 2012	9,837,488	9,882,067	44,579

					$45,777,313

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Great British Pound settling 3/15/12	12,788	$19,601,063	$20,342,553	$741,490
Great British Pound settling 3/15/12	32,184	50,605,156	51,196,803	591,647
Great British Pound settling 3/15/12	4,013	6,203,560	6,383,693	180,133
Barclays Bank PLC Wholesale:
Canadian Dollar settling 6/15/12	1,856	1,853,481	1,871,288	17,807
Great British Pound settling 6/15/12	3,516	5,577,276	5,589,213	11,937
Japanese Yen settling 3/15/12	151,389	1,949,164	1,862,532	(86,632)
Japanese Yen settling 3/15/12	260,150	3,348,220	3,200,613	(147,607)
Japanese Yen settling 3/15/12	489,245	6,363,376	6,019,158	(344,218)
Japanese Yen settling 6/15/12	899,651	11,136,624	11,078,379	(58,245)
Citibank NA:
Australian Dollar settling 3/15/12	18,435	19,544,345	19,741,498	197,153
Australian Dollar settling 3/15/12	1,817	1,850,705	1,945,771	95,066
Great British Pound settling 3/15/12	3,151	4,947,476	5,012,463	64,987
Japanese Yen settling 3/15/12	354,928	4,580,088	4,366,662	(213,426)
Swiss Franc settling 3/15/12	1,639	1,777,985	1,811,894	33,909
Credit Suisse London Branch (GFX):
Great British Pound settling 3/15/12	2,790	4,363,850	4,438,201	74,351
Goldman Sachs International:
Canadian Dollar settling 6/15/12	12,251	12,281,706	12,351,915	70,209
Canadian Dollar settling 6/15/12	8,456	8,523,077	8,525,653	2,576
Great British Pound settling 6/15/12	10,398	16,541,970	16,529,191	(12,779)

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2012	Unrealized Appreciation/ (Depreciation)
HSBC BankUSA:
Australian Dollar settling 6/15/12	9,550	$10,179,727	$10,120,991	$(58,736)
Great British Pound settling 6/15/12	14,535	23,071,260	23,105,577	34,317
Japanese Yen settling 3/15/12	1,403,380	18,305,116	17,265,719	(1,039,397)
Morgan Stanley and Co., Inc.:
Japanese Yen settling 3/15/12	3,723,485	48,560,017	45,809,861	(2,750,156)
Royal Bank of Scotland PLC:
Australian Dollar settling 3/15/12	6,967	7,148,490	7,460,754	312,264
Canadian Dollar settling 3/15/12	50,869	50,776,333	51,395,937	619,604
Euro settling 3/15/12	4,333	5,656,948	5,773,144	116,196
Great British Pound settling 3/15/12	2,301	3,602,791	3,660,324	57,533
Japanese Yen settling 6/15/12	1,329,315	16,366,843	16,369,298	2,455
Japanese Yen settling 6/15/12	2,054,241	26,760,822	25,296,099	(1,464,723)
Standard Chartered Bank:
Australian Dollar settling 3/15/12	2,101	2,114,362	2,249,899	135,537
Great British Pound settling 3/15/12	1,075	1,667,089	1,710,060	42,971
UBS AG:
Australian Dollar settling 3/15/12	2,345	2,425,480	2,511,191	85,711
Australian Dollar settling 6/15/12	5,527	5,860,610	5,857,458	(3,152)
Japanese Yen settling 3/15/12	292,008	3,813,235	3,592,560	(220,675)
Westpac Banking Corp.:
Australian Dollar settling 3/15/12	1,520	1,564,688	1,627,723	63,035

Sale Contracts
Bank of America NA:
Euro settling 6/15/12	1,680	2,227,174	2,239,444	(12,270)
Barclays Bank PLC Wholesale:
Euro settling 3/15/12	1,296	1,762,110	1,726,747	35,363
BNP Paribas SA:
Euro settling 3/15/12	2,901	3,831,061	3,865,196	(34,135)
HSBC BankUSA:
Euro settling 3/15/12	4,684	6,263,642	6,240,805	22,837
Royal Bank of Scotland PLC:
Swiss Franc settling 3/15/12	1,476	1,576,805	1,631,699	(54,894)
State Street Bank and Trust Co.:
Swiss Franc settling 3/15/12	163	180,156	180,118	(38)
UBS AG:
Euro settling 3/15/12	1,243	1,602,575	1,656,132	(53,557)

				$(2,945,552)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	528	0.25%	$1,948	10/15/12	Citibank, N.A.	$(6,187)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Volatility Management—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	4,457	0.25%	$13,498	2/15/13	Deutsche Bank AG	$106,100
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	2,846	—	8,671	3/15/13	Deutsche Bank AG	18,909
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	1,601	0.00%	4,881	3/15/13	Deutsche Bank AG	6,819
Receive	Russell 2000 Total Return Index	1,614	0.24%	6,050	3/15/13	Deutsche Bank AG	(115,534)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	349	0.25%	1,057	12/17/12	JPMorgan Chase Bank, N.A.	8,316
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	5,866	0.25%	17,766	12/17/12	JPMorgan Chase Bank, N.A.	139,776
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	2,264	0.25%	6,857	1/15/13	JPMorgan Chase Bank, N.A.	53,947
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	6,411	0.25%	19,416	1/15/13	JPMorgan Chase Bank, N.A.	152,762

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	341	0.25%	$1,033	1/15/13	JPMorgan Chase Bank, N.A.	$8,125
Receive	Russell 2000 Total Return Index	3,533	0.00%	12,990	3/15/13	JPMorgan Chase Bank, N.A.	(766)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	5,390	0.25%	16,324	2/15/13	Morgan Stanley Capital Services Inc.	129,046
Receive	Russell 2000 Total Return Index	244	0.25%	900	6/15/12	Morgan Stanley Capital Services Inc.	(2,904)
Receive	Russell 2000 Total Return Index	1,346	0.25%	4,965	2/15/13	Morgan Stanley Capital Services Inc.	(15,858)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	3,269	0.25%	9,900	10/15/12	UBS AG	78,018
Receive	Russell 2000 Total Return Index	5,069	0.25%	18,699	2/15/13	UBS AG	(59,909)
Receive	Russell 2000 Total Return Index	13,044	0.25%	48,117	2/15/13	UBS AG	(152,478)

							$348,182

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Volatility Management—Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	One contract relates to 10 shares.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT	– Real Estate Investment Trust

See notes to financial statements.

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Volatility Management—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2012 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,145,976,782, $1,001,115,076 and $1,078,236,300, respectively)(a)	$1,288,493,865		$1,263,221,488		$1,110,790,915
Affiliated issuers (cost $25,284,579, $29,604,011 and $30,308,394,—including investment of cash collateral for securities loaned of $4,230,960, $11,842,425 and $24,451,319, respectively)	25,284,579		29,604,011		30,308,394
Cash(b)	– 0	–	– 0	–	455,021
Foreign currencies, at value (cost $0, $0 and $4,273,742, respectively)	– 0	–	– 0	–	4,298,979
Dividends and interest receivable	4,766,893		1,704,720		4,898,680
Receivable for shares of beneficial interest sold	426,407		58,593		491
Receivable for investment securities sold	– 0	–	34,654,298		246,368
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	8,633,992

Total assets	1,318,971,744		1,329,243,110		1,159,632,840

Liabilities
Payable for investment securities purchased and foreign currency transactions	4,518,383		– 0	–	1,509,087
Payable for collateral received on securities loaned	4,230,960		11,842,425		24,451,319
Payable for shares of beneficial interest redeemed	– 0	–	495,284		1,494,926
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	5,349,745
Payable for variation margin on futures contracts	– 0	–	– 0	–	77,342
Accrued expenses and other liabilities	80,660		83,407		176,514

Total liabilities	8,830,003		12,421,116		33,058,933

Net Assets	$1,310,141,741		$1,316,821,994		$1,126,573,907

Composition of Net Assets
Paid-in capital	$1,840,013,315		$1,174,017,207		$1,552,507,987
Undistributed net investment income	6,213,548		2,210,575		4,683,349
Accumulated net realized loss on investment and foreign currency transactions	(678,602,205)		(121,512,200)		(467,280,919)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	142,517,083		262,106,412		36,663,490

Net Assets	$1,310,141,741		$1,316,821,994		$1,126,573,907

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	148,651,050		108,273,404		155,481,527

Net Asset Value	$8.81		$12.16		$7.25

(a)	Includes securities on loan with a value of $4,037,527, $11,560,463 and $22,372,145, respectively (see Note D).

(b)	An amount of $455,021 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2012 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Statement of Assets & Liabilities

	International Growth		Short Duration Bond		Global Core Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,037,287,118, $947,613,141 and $1,164,554,496, respectively)(a)	$1,112,178,384		$951,815,852		$1,195,240,195
Affiliated issuers (cost $32,467,276, $24,864,308 and $53,343,138,—including investment of cash collateral for securities loaned of $31,106,287, $0 and $0, respectively)	32,467,276		24,864,308		53,343,138
Cash(b)	– 0	–	8,872,295		34,925
Foreign currencies, at value (cost $3,856,359, $0 and $98,369, respectively)	3,873,369		– 0	–	97,633
Receivable for investment securities sold and foreign currency transactions	27,546,291		142,399		19,329,570
Unrealized appreciation of forward currency exchange contracts	8,433,359		86,763		2,690,988
Dividends and interest receivable	2,624,960		2,738,101		10,931,587
Receivable for shares of beneficial interest sold	– 0	–	448,157		193,690
Receivable for variation margin on futures contracts	– 0	–	– 0	–	7,938
Other asset (see Note F)	– 0	–	– 0	–	926,278

Total assets	1,187,123,639		988,967,875		1,282,795,942

Liabilities
Payable for collateral received on securities loaned	31,106,287		– 0	–	– 0	–
Payable for investment securities purchased and foreign currency transactions	19,061,756		36,585,191		71,359,491
Unrealized depreciation of forward currency exchange contracts	13,840,888		354,091		3,302,549
Payable for shares of beneficial interest redeemed	2,310,877		– 0	–	7,741
Payable for variation margin on futures contracts	– 0	–	64,406		– 0	–
Accrued expenses and other liabilities	340,523		76,354		66,416

Total liabilities	66,660,331		37,080,042		74,736,197

Net Assets	$1,120,463,308		$951,887,833		$1,208,059,745

Composition of Net Assets
Paid-in capital	$1,478,544,949		$1,017,027,751		$1,148,123,538
Undistributed/(distributions in excess of) net investment income	3,619,199		(3,275,257)		(430,965)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(431,047,460)		(65,733,745)		29,716,037
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities and other assets	69,346,620		3,869,084		30,651,135

Net Assets	$1,120,463,308		$951,887,833		$1,208,059,745

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	139,216,982		99,775,798		112,848,069

Net Asset Value	$8.05		$9.54		$10.71

(a)	Includes securities on loan with a value of $29,502,232 for the International Growth Portfolio (see Note D).

(b)	Amounts of $358,960 and $34,925 have been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2012 for the Short Duration Bond Portfolio and Global Core Bond Portfolio, respectively.

See notes to financial statements.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,029,126,067, $407,341,816 and $330,566,863, respectively)(a)	$1,099,541,401		$425,595,798		$365,993,683
Affiliated issuers (cost $0, $8,039,615 and $16,223,216,—including investment of cash collateral for securities loaned of $0, $0 and $12,779,658, respectively)	– 0	–	8,039,615		16,223,216
Cash(b)	6,822,106		35,362		– 0	–
Foreign currencies, at value (cost $0, $594,454 and $0, respectively)	– 0	–	592,341		– 0	–
Receivable for investment securities sold	32,552,055		204,388		1,154,674
Dividends and interest receivable	4,084,210		7,124,648		363,320
Unrealized appreciation of forward currency exchange contracts	419,286		152,067		– 0	–
Receivable for variation margin on futures contracts	207,250		– 0	–	– 0	–
Receivable for shares of beneficial interest sold	142,736		21,595		115,008
Unrealized appreciation on interest rate swap contracts	9,041		199,836		– 0	–
Premium paid on credit default swap contracts	– 0	–	2,340,936		– 0	–
Unrealized appreciation on credit default swap contracts	– 0	–	850,896		– 0	–

Total assets	1,143,778,085		445,157,482		383,849,901

Liabilities
Payable reverse repurchase agreements	302,050,155		– 0	–	– 0	–
Payable for investment securities purchased and foreign currency transactions	7,701,593		3,949,234		3,368,449
Unrealized depreciation on interest rate swap contracts	1,682,588		92,179		– 0	–
Unrealized depreciation of forward currency exchange contracts	420,837		174,089		– 0	–
Premium received on credit default swap contracts	– 0	–	2,733,747		– 0	–
Unrealized depreciation on credit default swap contracts	– 0	–	2,410,469		– 0	–
Options written, at value (premium received $0, $1,739,672 and $0)	– 0	–	349,398		– 0	–
Unfunded loan commitment, at value	– 0	–	134,666		– 0	–
Payable for shares of beneficial interest redeemed	– 0	–	2,927		– 0	–
Payable for collateral received on securities loaned	– 0	–	– 0	–	12,779,658
Accrued expenses and other liabilities	62,440		81,797		56,882

Total liabilities	311,917,613		9,928,506		16,204,989

Net Assets	$831,860,472		$435,228,976		$367,644,912

Composition of Net Assets
Paid-in capital	$755,751,341		$456,833,597		$313,014,909
Undistributed/(distributions in excess of) net investment income	(2,961,582)		3,992,688		2,539,828
Accumulated net realized gain (loss) on investment and foreign currency transactions	10,292,201		(43,727,522)		16,663,355
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	68,778,512		18,130,213		35,426,820

Net Assets	$831,860,472		$435,228,976		$367,644,912

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	76,438,296		43,142,271		31,234,597

Net Asset Value	$10.88		$10.09		$11.77

(a)	Includes securities on loan with a value of $12,140,816 for the Small-Mid Cap Value Portfolio (see Note D).

(b)	An amount of $734,990 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2012 for the Bond Inflation Protection Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Assets
Investments in securities, at value
Unaffiliated issuers (cost $260,442,472, $511,386,642 and $422,593,565, respectively)(a)	$363,234,777		$550,006,345		$432,930,620
Affiliated issuers (cost $14,356,176, $56,124,930 and $1,382,049,316,—including investment of cash collateral for securities loaned of $8,740,611, $9,988,082 and $5,610,052, respectively)(b)	14,356,176		56,124,930		1,382,049,316
Cash(c)(d)	– 0	–	11,365,467		40,583,256
Foreign currencies, at value (cost $0, $1,470,570 and $19,346,575, respectively)(e)	– 0	–	1,462,004		19,596,293
Receivable for investment securities sold	1,240,076		2,140,681		15,940,898
Dividends and interest receivable	89,005		1,472,148		664,999
Receivable for shares of beneficial interest sold	22,114		16,361		75,917
Unrealized appreciation on total return swap contracts	– 0	–	4,245,942		701,818
Unrealized appreciation of forward currency exchange contracts	– 0	–	2,136,205		3,609,088
Receivable for variation margin on futures contracts	– 0	–	360,881		– 0	–

Total assets	378,942,148		629,330,964		1,896,152,205

Liabilities
Payable for collateral received on securities loaned	8,740,611		9,988,082		5,610,052
Payable for investment securities purchased and foreign currency transactions	944,370		1,347,535		21,680,719
Unrealized depreciation of forward currency exchange contracts	– 0	–	3,031,716		6,554,640
Collateral received from broker	– 0	–	1,910,000		1,320,000
Options written, at value (premium received $0, $409,182 and $0, respectively)	– 0	–	354,900		– 0	–
Transfer Agent fee payable	– 0	–	7,570		– 0	–
Payable for shares of beneficial interest redeemed	– 0	–	2,722		585,025
Payable for variation margin on futures contracts	– 0	–	– 0	–	6,179,262
Unrealized depreciation on total return swap contracts	– 0	–	– 0	–	353,636
Administrative fee payable	– 0	–	– 0	–	15,247
Accrued expenses and other liabilities	49,397		147,742		49,164

Total liabilities	9,734,378		16,790,267		42,347,745

Net Assets	$369,207,770		$612,540,697		$1,853,804,460

Composition of Net Assets
Paid-in capital	$232,294,233		$867,500,101		$1,789,516,896
Undistributed/(distributions in excess of) net investment income	180,078		(18,403,489)		(2,000,016)
Accumulated net realized gain (loss) on investment and foreign currency transactions	33,941,154		(279,936,991)		12,521,556
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	102,792,305		43,381,076		53,766,024

Net Assets	$369,207,770		$612,540,697		$1,853,804,460

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	27,639,359		69,078,682		176,050,518

Net Asset Value	$13.36		$8.87		$10.53

(a)	Includes securities on loan with a value of $8,420,330, $9,432,452 and $5,357,627, respectively (see Note D).

(b)	Includes investment of cash collateral of $1,910,000 and $1,320,000 received from broker for total return swap agreements for the Multi-Asset Real Return Portfolio and Volatility Management Portfolio, respectively.

(c)	An amount of $1,260,000 has been segregated to collaterallize open total return swap agreements for the Multi-Asset Real Return Portfolio.

(d)	An amount of $40,583,256 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2012 for the Volatility Management Portfolio.

(e)	An amount equivalent to $19,060,584 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2012 for the Volatility Management Portfolio.

*	Consolidated (see Note A).

See notes to financial statements.

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2012 (unaudited)

	U.S. Value		U.S. Large Cap Growth		International Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $409,782, $10,366 and $706,983, respectively)	$22,412,038		$9,404,378		$11,796,857
Affiliated issuers	10,438		7,968		4,370
Interest	– 0	–	– 0	–	1,974
Securities lending income	51,180		14,224		181,684

Total income	22,473,656		9,426,570		11,984,885

Expenses
Custodian	83,456		92,749		136,962
Legal	18,862		19,065		18,048
Audit	18,780		18,755		20,749
Printing	2,890		2,650		2,829
Trustees’ fees	2,184		2,189		2,185
Miscellaneous	19,982		30,850		23,648

Total expenses	146,154		166,258		204,421

Net investment income	22,327,502		9,260,312		11,780,464

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	19,553,323		138,104,184		(58,529,968)
Futures contracts	– 0	–	– 0	–	(554,969)
Foreign currency transactions	(2,573)		– 0	–	493,693
Net change in unrealized appreciation/depreciation of:
Investments	123,998,304		57,980,485		109,754,770 (a)
Futures contracts	– 0	–	– 0	–	1,317,836
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(858,353)

Net gain on investment and foreign currency transactions	143,549,054		196,084,669		51,623,009

Net Increase in Net Assets from Operations	$165,876,556		$205,344,981		$63,403,473

(a)	Net of increase in accrued foreign capital gains taxes of $86,631.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Statement of Operations

	International Growth		Short Duration Bond			Global Core Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $203,868, $0 and $0, respectively)	$7,423,497		$	– 0	–	$	– 0	–
Affiliated issuers	5,727			15,264			39,812
Interest	1,628			6,924,013			19,823,315
Securities lending income	222,263			– 0	–		– 0	–

Total income	7,653,115			6,939,277			19,863,127

Expenses
Custodian	133,814			86,680			101,930
Audit	20,362			21,684			21,541
Legal	18,253			15,392			18,148
Printing	2,909			2,483			3,442
Trustees’ fees	2,194			2,184			2,347
Registration fees	– 0	–		123			2,028
Miscellaneous	31,681			17,147			23,192

Total expenses	209,213			145,693			172,628

Net investment income	7,443,902			6,793,584			19,690,499

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(77,971,526)			(7,287,043)			43,593,587
Futures contracts	– 0	–		211,059			134,887
Swap contracts	– 0	–		– 0	–		(852,631)
Foreign currency transactions	(1,687,263)			2,966,176			(1,689,093)
Net change in unrealized appreciation/depreciation of:
Investments	73,423,429	(a)		1,257,023			(24,340,618)
Futures contracts	– 0	–		(368,472)			(6,053)
Swap contracts	– 0	–		– 0	–		(101,159)
Foreign currency denominated assets and liabilities	(5,858,312)			(792,207)			(1,902,714)

Net gain (loss) on investment and foreign currency transactions	(12,093,672)			(4,013,464)			14,836,206

Net Increase (Decrease) in Net Assets from Operations	$(4,649,770)			$2,780,120			$34,526,705

(a)	Net of increase in accrued foreign capital gains taxes of $258,912.

See notes to financial statements.

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Bond Inflation Protection		High-Yield		Small-Mid Cap Value
Investment Income
Interest	$7,535,734		$17,343,362		$	– 0	–
Dividends
Unaffiliated issuers	– 0	–	176,898			3,204,749
Affiliated issuers	3,746		9,961			2,714
Securities lending income	– 0	–	– 0	–		19,170
Other fee income	– 0	–	35,262			– 0	–

Total income	7,539,480		17,565,483			3,226,633

Expenses
Custodian	78,052		96,159			54,194
Audit	22,186		28,535			18,799
Legal	16,456		17,264			18,060
Trustees’ fees	2,368		2,522			2,188
Printing	2,288		3,025			2,991
Registration fees	– 0	–	345			504
Miscellaneous	9,321		7,033			5,821

Total expenses before interest expense	130,671		154,883			102,557
Interest expense	216,275		– 0	–		– 0	–

Total expenses	346,946		154,883			102,557

Net investment income	7,192,534		17,410,600			3,124,076

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	10,224,259		(1,287,753)			23,145,497
Futures contracts	(935,016)		– 0	–		– 0	–
Options written	– 0	–	1,094,586			– 0	–
Swap contracts	(976,518)		1,232,642			– 0	–
Foreign currency transactions	5,227,725		1,125,611			– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	2,502,230		8,906,742			28,162,036
Futures contracts	(107,704)		– 0	–		– 0	–
Options written	– 0	–	1,193,833			– 0	–
Swap contracts	264,334		965,412			– 0	–
Unfunded loan commitments	– 0	–	112,364			– 0	–
Foreign currency denominated assets and liabilities	542,661		524,838			– 0	–

Net gain on investment and foreign currency transactions	16,741,971		13,868,275			51,307,533

Contributions from Adviser (see Note B)	– 0	–	1,035			– 0	–

Net Increase in Net Assets from Operations	$23,934,505		$31,279,910			$54,431,609

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Statement of Operations

	Small-Mid Cap Growth		Multi-Asset Real Return*		Volatility Management
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $0, $381,175 and $35,006, respectively)	$831,154		$7,330,305		$1,252,002
Affiliated issuers	3,112		8,720		313,252
Interest	– 0	–	– 0	–	985,158
Securities lending income	527,495		41,192		7,101

Total income	1,361,761		7,380,217		2,557,513

Expenses
Transfer agency	– 0	–	6,006		– 0	–
Custodian	60,343		128,688		146,187
Audit	18,805		24,826		24,392
Legal	17,989		24,517		13,368
Printing	3,077		3,301		1,268
Trustees’ fees	2,333		2,418		2,187
Registration fees	450		501		– 0	–
Amortization of offering expense	– 0	–	2,830		– 0	–
Administrative	– 0	–	– 0	–	32,573
Miscellaneous	6,071		27,826		38,375

Total expenses before interest expense	109,068		220,913		258,350
Interest expense	– 0	–	574,211		– 0	–

Net expenses	109,068		795,124		258,350

Net investment income	1,252,693		6,585,093		2,299,163

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	56,216,238		1,297,708		(448,257)
Futures contracts	– 0	–	(2,971,725)		13,567,634
Options written	– 0	–	5,262,981		– 0	–
Swap contracts	– 0	–	(20,307,616)		7,139,996
Foreign currency transactions	– 0	–	356,655		(381,245)
Net change in unrealized appreciation/depreciation of:
Investments	14,669,997		18,316,656	(a)	8,193,689
Futures contracts	– 0	–	3,528,095		47,325,148
Options written	– 0	–	54,282		– 0	–
Swap contracts	– 0	–	(6,632,619)		360,220
Foreign currency denominated assets and liabilities	– 0	–	(665,800)		(2,309,616)

Net gain (loss) on investment and foreign currency transactions	70,886,235		(1,761,383)		73,447,569

Net Increase in Net Assets from Operations	$72,138,928		$4,823,710		$75,746,732

(a)	Net of increase in accrued foreign capital gains taxes of $8,897.

*	Consolidated (see Note A).

See notes to financial statements.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$22,327,502	$46,363,312
Net realized gain on investment transactions	19,550,750	200,463,053
Net change in unrealized appreciation/depreciation of investments	123,998,304	32,311,712

Net increase in net assets from operations	165,876,556	279,138,077
Dividends to Shareholders from
Net investment income	(28,132,794)	(42,781,375)
Transactions in Shares of Beneficial Interest
Net decrease	(770,395,525)	(231,391,163)

Total increase (decrease)	(632,651,763)	4,965,539
Net Assets
Beginning of period	1,942,793,504	1,937,827,965

End of period (including undistributed net investment income of $6,213,548 and $12,018,840, respectively)	$1,310,141,741	$1,942,793,504

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$9,260,312	$24,082,966
Net realized gain on investment and foreign currency transactions	138,104,184	276,074,498
Net change in unrealized appreciation/depreciation of investments	57,980,485	108,585,412

Net increase in net assets from operations	205,344,981	408,742,876
Dividends to Shareholders from
Net investment income	(14,576,491)	(20,138,612)
Transactions in Shares of Beneficial Interest
Net decrease	(826,792,750)	(359,378,530)

Total increase (decrease)	(636,024,260)	29,225,734
Net Assets
Beginning of period	1,952,846,254	1,923,620,520

End of period (including undistributed net investment income of $2,210,575 and $7,526,754, respectively)	$1,316,821,994	$1,952,846,254

See notes to financial statements.

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,780,464	$34,005,731
Net realized gain (loss) on investment and foreign currency transactions	(58,591,244)	30,984,726
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	110,214,253	(3,025,225)

Net increase in net assets from operations	63,403,473	61,965,232
Dividends to Shareholders from
Net investment income	(13,765,709)	(45,343,296)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	93,116,931	(45,875,425)

Total increase (decrease)	142,754,695	(29,253,489)
Net Assets
Beginning of period	983,819,212	1,013,072,701

End of period (including undistributed net investment income of $4,683,349 and $6,668,594, respectively)	$1,126,573,907	$983,819,212

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,443,902	$24,293,272
Net realized gain (loss) on investment and foreign currency transactions	(79,658,789)	78,606,100
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	67,565,117	(43,962,926)

Net increase (decrease) in net assets from operations	(4,649,770)	58,936,446
Dividends to Shareholders from
Net investment income	(14,042,335)	(44,303,767)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	117,179,481	(29,905,901)

Total increase (decrease)	98,487,376	(15,273,222)
Net Assets
Beginning of period	1,021,975,932	1,037,249,154

End of period (including undistributed net investment income of $3,619,199 and $10,217,632, respectively)	$1,120,463,308	$1,021,975,932

See notes to financial statements.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,793,584	$22,638,369
Net realized loss on investment transactions	(4,109,808)	(14,277,435)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	96,344	22,623,147

Net increase in net assets from operations	2,780,120	30,984,081
Dividends to Shareholders from
Net investment income	(9,077,077)	(25,915,259)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(327,553,724)	62,658,671

Total increase (decrease)	(333,850,681)	67,727,493
Net Assets
Beginning of period	1,285,738,514	1,218,011,021

End of period (including distributions in excess of net investment income of ($3,275,257) and ($991,764), respectively)	$951,887,833	$1,285,738,514

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Statement of Changes in Net Assets

	Global Core Bond
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,690,499	$53,564,054
Net realized gain on investment and foreign currency transactions	41,186,750	25,742,930
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(26,350,544)	(5,299,531)

Net increase in net assets from operations	34,526,705	74,007,453
Dividends and Distributions to Shareholders from
Net investment income	(23,516,639)	(56,340,131)
Net realized gain on investment transactions	(32,616,025)	(3,197,066)
Transactions in Shares of Beneficial Interest
Net decrease	(77,596,805)	(60,630,492)

Total decrease	(99,202,764)	(46,160,236)
Net Assets
Beginning of period	1,307,262,509	1,353,422,745

End of period (including distributions in excess of net investment income of ($430,965) and undistributed net investment income of $3,395,175, respectively)	$1,208,059,745	$1,307,262,509

See notes to financial statements.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Bond Inflation Protection
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$7,192,534	$44,256,421
Net realized gain on investment and foreign currency transactions	13,540,450	4,484,669
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,201,521	22,163,161

Net increase in net assets from operations	23,934,505	70,904,251
Dividends and Distributions to Shareholders from
Net investment income	(43,265,419)	(19,696,303)
Net realized gain on investment transactions	(12,914,162)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	151,375,040	(6,241,355)

Total increase	119,129,964	44,966,593
Net Assets
Beginning of period	712,730,508	667,763,915

End of period (including distributions in excess of net investment income of ($2,961,582) and undistributed net investment income of $33,111,303, respectively)	$831,860,472	$712,730,508

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,410,600	$44,120,701
Net realized gain on investment and foreign currency transactions	2,165,086	17,498,951
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,703,189	(20,965,969)
Contributions from Adviser (see Note B)	1,035	3,487

Net increase in net assets from operations	31,279,910	40,657,170
Dividends to Shareholders from
Net investment income	(15,829,643)	(47,357,542)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(62,643,945)	1,372,306

Total decrease	(47,193,678)	(5,328,066)
Net Assets
Beginning of period	482,422,654	487,750,720

End of period (including undistributed net investment income of $3,992,688 and $2,411,731, respectively)	$435,228,976	$482,422,654

See notes to financial statements.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,124,076	$7,919,419
Net realized gain on investment transactions	23,145,497	83,651,355
Net change in unrealized appreciation/depreciation of investments	28,162,036	(1,487,080)

Net increase in net assets from operations	54,431,609	90,083,694
Dividends to Shareholders from
Net investment income	(2,301,812)	(7,671,358)
Transactions in Shares of Beneficial Interest
Net decrease	(181,533,836)	(85,888,438)

Total decrease	(129,404,039)	(3,476,102)
Net Assets
Beginning of period	497,048,951	500,525,053

End of period (including undistributed net investment income of $2,539,828 and $1,717,564, respectively)	$367,644,912	$497,048,951

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$1,252,693	$2,556,485
Net realized gain on investment transactions	56,216,238	174,050,355
Net change in unrealized appreciation/depreciation of investments	14,669,997	18,014,101

Net increase in net assets from operations	72,138,928	194,620,941
Dividends and Distributions to Shareholders from
Net investment income	(1,549,611)	(2,621,006)
Net realized gain on investment transactions	(124,716,703)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(81,600,676)	(207,657,215)

Total decrease	(135,728,062)	(15,657,280)
Net Assets
Beginning of period	504,935,832	520,593,112

End of period (including undistributed net investment income of $180,078 and $476,996, respectively)	$369,207,770	$504,935,832

See notes to financial statements.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Multi-Asset Real Return*
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,585,093	$25,176,162
Net realized gain (loss) on investment and foreign currency transactions	(16,361,997)	245,866,795
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,600,614	(129,127,865)

Net increase in net assets from operations	4,823,710	141,915,092
Dividends to Shareholders from
Net investment income	(34,377,414)	(76,523,004)
Transactions in Shares of Beneficial Interest
Net decrease	(295,186,930)	(53,153,080)

Total increase (decrease)	(324,740,634)	12,239,008
Net Assets
Beginning of period	937,281,331	925,042,323

End of period (including distributions in excess of net investment income of ($18,403,489) and undistributed net investment income of $9,388,832, respectively)	$612,540,697	$937,281,331

*	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Statement of Changes in Net Assets

	Volatility Management
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$2,299,163	$2,935,174
Net realized gain on investment and foreign currency transactions	19,878,128	36,703,854
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,569,441	8,573,688

Net increase in net assets from operations	75,746,732	48,212,716
Dividends and Distributions to Shareholders from
Net investment income	(5,546,626)	(2,676,402)
Net realized gain on investment transactions	(24,959,819)	(12,752,268)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	1,524,181,655	(44,653,853)

Total increase (decrease)	1,569,421,942	(11,869,807)
Net Assets
Beginning of period	284,382,518	296,252,325

End of period (including distributions in excess of net investment income of ($2,000,016) and undistributed net investment income of $1,247,447, respectively)	$1,853,804,460	$284,382,518

See notes to financial statements.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended February 29, 2012 (unaudited)

	Bond Inflation Protection
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$10,974,216
Interest expense paid	(216,275)
Operating expenses paid	(157,943)
Purchases of long-term investments	(392,136,152)
Proceeds from disposition of long-term investments	286,625,424
Purchases of short-term investments, net	23,858,087
Proceeds from swap contracts, net	(866,655)
Variation margin paid on futures contracts	(1,083,149)

Net decrease in cash from operating activities		$(73,002,447)
Financing Activities:
Redemptions of beneficial interest, net	94,444,678
Decrease in reverse repurchase agreements	(20,438,174)

Net increase in cash from financing activities		74,006,504
Effect of exchange rate on cash		4,966,099

Net increase in cash		5,970,156
Cash at beginning of period		851,950

Cash at end of period		$6,822,106

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$23,934,505
Adjustments:
Decrease in interest and dividends receivable	$1,422,361
Net accretion of bond discount and amortization of bond premium	2,367,733
Inflation Index Income	(355,358)
Decrease in accrued expenses	(27,272)
Purchases of long-term investments	(392,136,152)
Proceeds from disposition of long-term investments	286,625,424
Purchases of short-term investments, net	23,858,087
Proceeds from swap contracts, net	(866,655)
Variation margin paid on futures contracts	(1,083,149)
Net realized gain on investment and foreign currency transactions	(13,540,450)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,201,521)

Total adjustments		(96,936,952)

Net decrease in cash from operating activities		$(73,002,447)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

February 29, 2012 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of twelve separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio (formerly, AllianceBernstein Intermediate Duration Bond Portfolio), AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio (collectively, the “Portfolios”). The AllianceBernstein Volatility Management Portfolio commenced operations on April 16, 2010. As part of AllianceBernstein Multi-Asset Real Return Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was incorporated and commenced operations on October 18, 2010. The Multi-Asset Real Return Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 29, 2012, net assets of the Multi-Asset Real Return Portfolio were approximately $612,540,697, of which approximately $125,560,643, or approximately 20.50%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements and portfolio of investments of AllianceBernstein Multi-Asset Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Notes to Financial Statements

may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolios value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 29, 2012:

U.S. Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$230,234,427		$	– 0	–	$	– 0	–	$230,234,427
Health Care	214,138,105			6,319,100			– 0	–	220,457,205
Consumer Discretionary	202,996,413			– 0	–		– 0	–	202,996,413
Energy	148,119,369			– 0	–		– 0	–	148,119,369
Information Technology	146,032,133			– 0	–		– 0	–	146,032,133
Consumer Staples	130,990,063			– 0	–		– 0	–	130,990,063
Industrials	83,556,337			– 0	–		– 0	–	83,556,337
Utilities	63,489,918			– 0	–		– 0	–	63,489,918
Telecommunication Services	50,696,002			– 0	–		– 0	–	50,696,002
Materials	11,921,998			– 0	–		– 0	–	11,921,998
Short-Term Investments	21,053,619			– 0	–		– 0	–	21,053,619
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	4,230,960			– 0	–		– 0	–	4,230,960

Total Investments in Securities	1,307,459,344			6,319,100			– 0	–	1,313,778,444
Other Financial Instruments**:	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,307,459,344			$6,319,100		$	– 0	–	$1,313,778,444

U.S. Large Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,263,221,488		$	– 0	–	$	– 0	–	$1,263,221,488
Short-Term Investments	17,761,586			– 0	–		– 0	–	17,761,586
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,842,425			– 0	–		– 0	–	11,842,425

Total Investments in Securities	1,292,825,499			– 0	–		– 0	–	1,292,825,499
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,292,825,499		$	– 0	–	$	– 0	–	$1,292,825,499

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Notes to Financial Statements

International Value Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$17,429,684		$232,694,050		$	– 0	–	$250,123,734
Energy	10,967,836		162,614,113			– 0	–	173,581,949
Materials	15,092,414		130,022,752			– 0	–	145,115,166
Consumer Discretionary	9,421,713		128,199,792			– 0	–	137,621,505
Information Technology	– 0	–	109,560,796			– 0	–	109,560,796
Health Care	– 0	–	70,407,381			– 0	–	70,407,381
Industrials	– 0	–	66,720,353			– 0	–	66,720,353
Telecommunication Services	36,458		66,620,309			– 0	–	66,656,767
Consumer Staples	2,407,582		53,675,268			– 0	–	56,082,850
Utilities	– 0	–	34,920,414			– 0	–	34,920,414
Short-Term Investments	5,857,075		– 0	–		– 0	–	5,857,075
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	24,451,319		– 0	–		– 0	–	24,451,319

Total Investments in Securities	85,664,081		1,055,435,228	+		– 0	–	1,141,099,309
Other Financial Instruments**:
Assets:
Futures Contracts	866,745		– 0	–		– 0	–	866,745	#
Forward Currency Exchange Contracts	– 0	–	8,633,992			– 0	–	8,633,992
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(5,349,745)			– 0	–	(5,349,745)

Total	$86,530,826		$1,058,719,475		$	– 0	–	$1,145,250,301

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Growth Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$45,020,931		$263,204,975		$	– 0	–	$308,225,906
Consumer Discretionary	42,566,686		188,460,208			– 0	–	231,026,894
Industrials	11,561,245		120,697,153			– 0	–	132,258,398
Consumer Staples	11,753,830		119,278,718			– 0	–	131,032,548
Energy	25,699,690		102,323,677			– 0	–	128,023,367
Materials	11,273,293		61,518,095			– 0	–	72,791,388
Information Technology	11,415,953		57,730,271			– 0	–	69,146,224
Health Care	– 0	–	39,673,659			– 0	–	39,673,659
Short-Term Investments	1,360,989		– 0	–		– 0	–	1,360,989
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	31,106,287		– 0	–		– 0	–	31,106,287

Total Investments in Securities	191,758,904		952,886,756	+		– 0	–	1,144,645,660
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts	– 0	–	8,433,359			– 0	–	8,433,359
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(13,840,888)			– 0	–	(13,840,888)

Total	$191,758,904		$947,479,227		$	– 0	–	$1,139,238,131

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Notes to Financial Statements

Short Duration Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$417,613,120		$	– 0	–	$417,613,120
Asset-Backed Securities		– 0	–	120,686,767			31,337,764		152,024,531
Mortgage Pass-Throughs		– 0	–	144,594,286			– 0	–	144,594,286
Corporates – Investment Grades		– 0	–	96,974,433			– 0	–	96,974,433
Commercial Mortgage-Backed Securities		– 0	–	24,716,864			25,287,586		50,004,450
Agencies		– 0	–	30,974,562			– 0	–	30,974,562
Collateralized Mortgage Obligations		– 0	–	– 0	–		26,062,992		26,062,992
Inflation-Linked Securities		– 0	–	10,905,719			– 0	–	10,905,719
Governments – Sovereign Agencies		– 0	–	6,389,703			– 0	–	6,389,703
Short-Term Investments:
Investment Companies		24,864,308		– 0	–		– 0	–	24,864,308
Certificates of Deposit		– 0	–	12,985,164			– 0	–	12,985,164
Commercial Paper		– 0	–	3,286,892			– 0	–	3,286,892

Total Investments in Securities		24,864,308		869,127,510			82,688,342		976,680,160
Other Financial Instruments**:
Assets:
Futures Contracts		56,729		– 0	–		– 0	–	56,729	#
Forward Currency Exchange Contracts		– 0	–	86,763			– 0	–	86,763
Liabilities:
Futures Contracts		(38,091)		– 0	–		– 0	–	(38,091	)#
Forward Currency Exchange Contracts		– 0	–	(354,091)			– 0	–	(354,091)

Total		$24,882,946		$868,860,182			$82,688,342		$976,431,470

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Core Bond Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$466,306,992		$	– 0	–	$466,306,992
Corporates – Investment Grades		– 0	–	293,377,229			– 0	–	293,377,229
Mortgage Pass-Throughs		– 0	–	167,474,605			– 0	–	167,474,605
Asset-Backed Securities		– 0	–	75,439,951			8,585,670		84,025,621
Commercial Mortgage-Backed Securities		– 0	–	39,191,859			12,127,721		51,319,580
Governments – Sovereign Agencies		– 0	–	51,272,336			– 0	–	51,272,336
Agencies		– 0	–	26,912,617			– 0	–	26,912,617
Inflation-Linked Securities		– 0	–	18,077,387			– 0	–	18,077,387
Quasi-Sovereigns		– 0	–	9,253,363			– 0	–	9,253,363
Collateralized Mortgage Obligations		– 0	–	– 0	–		8,023,071		8,023,071
Governments – Sovereign Bonds		– 0	–	7,383,781			– 0	–	7,383,781
Local Governments – Municipal Bonds		– 0	–	4,398,262			– 0	–	4,398,262
Covered Bonds		– 0	–	4,172,378			– 0	–	4,172,378
Supranationals		– 0	–	3,242,973			– 0	–	3,242,973
Short-Term Investments		53,343,138		– 0	–		– 0	–	53,343,138

Total Investments in Securities		53,343,138		1,166,503,733			28,736,462		1,248,583,333
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	2,690,988			– 0	–	2,690,988
Liabilities:
Futures Contracts		(250)		– 0	–		– 0	–	(250	)#
Forward Currency Exchange Contracts		– 0	–	(3,302,549)			– 0	–	(3,302,549)

Total		$53,342,888		$1,165,892,172			$28,736,462		$1,247,971,522

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Notes to Financial Statements

Bond Inflation Protection Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$804,600,099		$	– 0	–	$804,600,099
Corporates – Investment Grades		– 0	–	133,852,807			– 0	–	133,852,807
Asset-Backed Securities		– 0	–	43,940,603			4,980,261		48,920,864
Mortgage Pass-Throughs		– 0	–	45,053,370			– 0	–	45,053,370
Commercial Mortgage-Backed Securities		– 0	–	26,304,885			– 0	–	26,304,885
Governments – Treasuries		– 0	–	12,357,193			– 0	–	12,357,193
Governments – Sovereign Agencies		– 0	–	9,684,235			– 0	–	9,684,235
Agencies		– 0	–	8,021,877			– 0	–	8,021,877
Quasi-Sovereigns		– 0	–	4,382,592			– 0	–	4,382,592
Supranationals		– 0	–	3,500,000			– 0	–	3,500,000
Governments – Sovereign Bonds		– 0	–	2,593,539			– 0	–	2,593,539
Corporates – Non-Investment Grade		– 0	–	269,940			– 0	–	269,940

Total Investments in Securities		– 0	–	1,094,561,140			4,980,261		1,099,541,401
Other Financial Instruments**:
Assets:
Futures Contracts		97,988		– 0	–		– 0	–	97,988	#
Forward Currency Exchange Contracts		– 0	–	419,286			– 0	–	419,286
Interest Rate Swap Contracts		– 0	–	9,041			– 0	–	9,041
Liabilities:
Futures Contracts		(22,051)		– 0	–		– 0	–	(22,051	)#
Forward Currency Exchange Contracts		– 0	–	(420,837)			– 0	–	(420,837)
Interest Rate Swap Contracts		– 0	–	(1,682,588)			– 0	–	(1,682,588)

Total		$75,937		$1,092,886,042			$4,980,261		$1,097,942,240

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$309,719,542		$2,809,332		$312,528,874
Corporates – Investment Grades		– 0	–	29,972,890		1,078,930		31,051,820
Governments – Treasuries		– 0	–	23,960,239		570,361		24,530,600
Emerging Markets – Corporate Bonds		– 0	–	12,376,882		432,740		12,809,622
Bank Loans		– 0	–	– 0	–	9,911,223		9,911,223
Emerging Markets – Sovereigns		– 0	–	8,356,058		– 0	–	8,356,058
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	5,570,305		5,570,305
Preferred Stocks		3,115,976		2,233,724		– 0	–	5,349,700
Quasi-Sovereigns		– 0	–	4,161,116		– 0	–	4,161,116
Asset-Backed Securities		– 0	–	– 0	–	3,961,548		3,961,548
Collateralized Mortgage Obligations		– 0	–	– 0	–	1,849,866		1,849,866
Common Stocks		526,993		– 0	–	1,169,394		1,696,387
Governments – Sovereign Agencies		– 0	–	1,449,960		– 0	–	1,449,960
Local Governments – Municipal Bonds		– 0	–	1,260,611		– 0	–	1,260,611
Governments – Sovereign Bonds		– 0	–	807,460		– 0	–	807,460
Options Purchased – Puts		– 0	–	300,611		37		300,648
Warrants		– 0	–	– 0	–	– 0	–^	– 0	–
Short-Term Investments		8,039,615		– 0	–	– 0	–	8,039,615

Total Investments in Securities		11,682,584		394,599,093	+	27,353,736		433,635,413
Other Financial Instruments**:
Assets:
Forward Currency Exchange Contracts		– 0	–	152,067		– 0	–	152,067
Interest Rate Swap Contracts		– 0	–	199,836		– 0	–	199,836
Credit Default Swap Contracts		– 0	–	537,359		313,537		850,896

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Notes to Financial Statements

High-Yield Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(174,089)		$	– 0	–	$(174,089)
Interest Rate Swap Contracts		– 0	–	(92,179)			– 0	–	(92,179)
Credit Default Swaptions Written		– 0	–	– 0	–		(349,398)		(349,398)
Credit Default Swap Contracts		– 0	–	(1,899,381)			(511,088)		(2,410,469)
Unfunded Loan Commitments		– 0	–	– 0	–		(134,666)		(134,666)

Total		$11,682,584		$393,322,706			$26,672,121		$431,677,411

Small-Mid Cap Value Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$365,993,683		$	– 0	–	$	– 0	–	$365,993,683
Short-Term Investments	3,443,558			– 0	–		– 0	–	3,443,558
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	12,779,658			– 0	–		– 0	–	12,779,658

Total Investments in Securities	382,216,899			– 0	–		– 0	–	382,216,899
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$382,216,899		$	– 0	–	$	– 0	–	$382,216,899

Small-Mid Cap Growth Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$363,234,777		$	– 0	–	$	– 0	–	$363,234,777
Short-Term Investments	5,615,565			– 0	–		– 0	–	5,615,565
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	8,740,611			– 0	–		– 0	–	8,740,611

Total Investments in Securities	377,590,953			– 0	–		– 0	–	377,590,953
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$377,590,953		$	– 0	–	$	– 0	–	$377,590,953

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Multi-Asset Real Return Portfolio***
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$83,566,075		$52,730,825		$	– 0	–	$136,296,900
Materials	31,922,054		34,711,809			321,468		66,955,331
Equity: Other	21,344,574		44,237,423			– 0	–	65,581,997
Retail	26,035,332		15,849,307			3,620,751		45,505,390
Residential	22,326,734		5,884,077			– 0	–	28,210,811
Office	17,083,123		8,050,867			– 0	–	25,133,990
Industrials	8,668,110		6,261,922			– 0	–	14,930,032
Lodging	8,653,792		5,139,170			– 0	–	13,792,962
Food Beverage & Tobacco	3,083,430		– 0	–		– 0	–	3,083,430
Inflation-Linked Securities	– 0	–	82,006,781			– 0	–	82,006,781
Options Purchased – Puts	885,675		– 0	–		– 0	–	885,675
Option Purchased – Call	– 0	–	224,751			– 0	–	224,751
Short-Term Investments:
Investment Companies	46,136,848		– 0	–		– 0	–	46,136,848
U.S. Treasury Bills	– 0	–	67,398,295			– 0	–	67,398,295
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	9,988,082		– 0	–		– 0	–	9,988,082

Total Investments in Securities	279,693,829		322,495,227	+		3,942,219		606,131,275
Other Financial Instruments**:
Assets:
Futures Contracts	1,781,649		– 0	–		– 0	–	1,781,649	#
Forward Currency Exchange Contracts	– 0	–	2,136,205			– 0	–	2,136,205
Total Return Swap Contracts	– 0	–	4,245,942			– 0	–	4,245,942
Liabilities:
Futures Contracts	(443,324)		– 0	–		– 0	–	(443,324	)#
Forward Currency Exchange Contracts	– 0	–	(3,031,716)			– 0	–	(3,031,716)
Put Options Written	(354,900)		– 0	–		– 0	–	(354,900)

Total	$280,677,254		$325,845,658			$3,942,219		$610,465,131

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Notes to Financial Statements

Volatility Management Portfolio
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$40,788,988		$	– 0	–	$	– 0	–	$40,788,988
Equity: Other	13,260,914			20,321,565			– 0	–	33,582,479
Financials	25,376,592			2,677,820			– 0	–	28,054,412
Industrials	24,000,586			1,867,280			– 0	–	25,867,866
Energy	24,415,160			– 0	–		– 0	–	24,415,160
Health Care	22,957,534			– 0	–		– 0	–	22,957,534
Consumer Discretionary	21,952,953			– 0	–		– 0	–	21,952,953
Consumer Staples	21,830,766			– 0	–		– 0	–	21,830,766
Retail	11,918,988			7,942,178			– 0	–	19,861,166
Residential	10,655,344			2,912,832			– 0	–	13,568,176
Office	6,211,619			6,299,549			– 0	–	12,511,168
Materials	7,194,375			– 0	–		– 0	–	7,194,375
Utilities	6,915,143			– 0	–		– 0	–	6,915,143
Telecommunication Services	5,494,777			– 0	–		– 0	–	5,494,777
Lodging	2,912,194			98,937			– 0	–	3,011,131
Investment Companies	144,603,727			55,212			– 0	–	144,658,939
Options Purchased – Calls	– 0	–		265,587			– 0	–	265,587
Warrants	– 0	–		– 0	–		– 0	–^	– 0	–
Rights	– 0	–		– 0	–		– 0	–^	– 0	–
Short-Term Investments	1,376,439,264			– 0	–		– 0	–	1,376,439,264
Investments of Cash Collateral for Security Loaned in Affiliated Money Market Fund	5,610,052			– 0	–		– 0	–	5,610,052

Total Investments in Securities	1,772,538,976			42,440,960	+		– 0	–	1,814,979,936
Other Financial Instruments**:
Assets:
Futures Contracts	45,801,175			– 0	–		– 0	–	45,801,175	#
Forward Currency Exchange Contracts	– 0	–		3,609,088			– 0	–	3,609,088
Total Return Swap Contracts	– 0	–		701,818			– 0	–	701,818
Liabilities:
Futures Contracts	(23,862)			– 0	–		– 0	–	(23,862	)#
Forward Currency Exchange Contracts	– 0	–		(6,554,640)			– 0	–	(6,554,640)
Total Return Swap Contracts	– 0	–		(353,636)			– 0	–	(353,636)

Total	$1,818,316,289			$39,843,590		$	– 0	–	$1,858,159,879

^	The Portfolio held securities with zero market value at period end.

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

***	Consolidated (see Note A).

+

A significant portion of the Portfolio foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Short Duration Bond Portfolio	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/11	$21,463,661		$30,986,926		$16,186,730
Accrued discounts/(premiums)	1,622		254		(28,632)
Realized gain (loss)	(8,864,804)		(1,986,702)		(3,664,930)
Change in unrealized appreciation/depreciation	8,401,295		816,970		3,103,088
Purchases	3,510,000		– 0	–	25,060,973
Sales	(7,283,372)		(4,529,862)		(15,165,616)
Transfers in to Level 3	14,109,362		– 0	–	571,379
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/12	$31,337,764		$25,287,586		$26,062,992

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$7,449		$(349,240)		$(250,644)

	Total
Balance as of 8/31/11	$68,637,317
Accrued discounts/(premiums)	(26,756)
Realized gain (loss)	(14,516,436)
Change in unrealized appreciation/depreciation	12,321,353
Purchases	28,570,973
Sales	(26,978,850)
Transfers in to Level 3	14,680,741
Transfers out of Level 3	– 0	–

Balance as of 2/29/12	$82,688,342

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$(592,435)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

Notes to Financial Statements

Global Core Bond Portfolio	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 8/31/11	$8,643,573		$18,537,925		$9,320,078
Accrued discounts/(premiums)	313		(41,302)		245
Realized gain (loss)	663		431,694		(886,300)
Change in unrealized appreciation/depreciation	184,076		118,357		1,113,369
Purchases	1,407,710		– 0	–	– 0	–
Sales	(1,650,665)		(6,918,953)		(1,811,643)
Transfers in to Level 3	– 0	–	– 0	–	287,322
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/12	$8,585,670		$12,127,721		$8,023,071

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$184,076		$487,207		$265,763

	Total
Balance as of 8/31/11	$36,501,576
Accrued discounts/(premiums)	(40,744)
Realized gain (loss)	(453,943)
Change in unrealized appreciation/depreciation	1,415,802
Purchases	1,407,710
Sales	(10,381,261)
Transfers in to Level 3	287,322
Transfers out of Level 3	– 0	–

Balance as of 2/29/12	$28,736,462

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$937,046

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Bond Inflation Protection Portfolio	Asset- Backed Securities		Commercial Mortgage- Backed Securities			Total
Balance as of 8/31/11	$1,473,812			$4,871,181		$6,344,993
Accrued discounts/(premiums)	10			(2,989)		(2,979)
Realized gain (loss)	9			(49,938)		(49,929)
Change in unrealized appreciation/depreciation	(1,343)			26,879		25,536
Purchases	3,772,081			– 0	–	3,772,081
Sales	(264,308)			(4,845,133)		(5,109,441)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 2/29/12	$4,980,261		$	– 0	–	$4,980,261

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$(1,343)		$	– 0	–	$(1,343)

High-Yield Portfolio	Corporates – Non-Investment Grades			Corporates Investment Grade			Governments – Treasuries
Balance as of 8/31/11	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(3,030)			(999)			844
Realized gain (loss)		28			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		172,420			(8,506)			(1,887)
Purchases		398,393			– 0	–		– 0	–
Sales		(5,950)			(690,000)			– 0	–
Settlements		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		2,247,471			1,778,435			571,404
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 2/29/12		$2,809,332			$1,078,930			$570,361

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*		$172,778			$(8,506)			$(1,887)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

Notes to Financial Statements

	Emerging Markets – Corporate Bonds			Bank Loans		Commercial Mortgage- Backed Securities
Balance as of 8/31/11	$	– 0	–	$10,343,363		$8,359,213
Accrued discounts/(premiums)		(404)		83,091		57,564
Realized gain (loss)		– 0	–	(224,119)		346,612
Change in unrealized appreciation/depreciation		21,674		328,410		(12,353)
Purchases		204,500		7,177,877		– 0	–
Sales		– 0	–	(7,797,399)		(3,180,731)
Settlements		– 0	–	– 0	–	– 0	–
Transfers in to Level 3		206,970		– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 2/29/12		$432,740		$9,911,223		$5,570,305

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*		$21,674		$(7,998)		$362,677

	Asset- Backed Securities		Collateralized Mortgage Obligations		Common Stocks
Balance as of 8/31/11	$4,150,561		$3,199,181		$1,177,497
Accrued discounts/(premiums)	43,683		27,311		– 0	–
Realized gain (loss)	(3,804)		(89,357)		– 0	–
Change in unrealized appreciation/depreciation	(147,550)		6,870		(8,103)
Purchases	– 0	–	– 0	–	– 0	–
Sales	(81,342)		(1,294,139)		– 0	–
Settlements	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/12	$3,961,548		$1,849,866		$1,169,394

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$(147,550)		$(63,646)		$(8,103)

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Option Purchased – Puts		Option Purchased – Call			Warrants^
Balance as of 8/31/11	$70,508			$42,334		$	– 0	–
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	(88,740)			(234,050)			– 0	–
Change in unrealized appreciation/depreciation	18,269			191,716			– 0	–
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Settlements	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 2/29/12	$37		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$(46,460)		$	– 0	–	$	– 0	–

	Credit Default Swaptions Written		Credit Default Swap Contracts		Unfunded Loan Commitments
Balance as of 8/31/11	$(23,659)		$409,234		$(141,844)
Accrued discounts/(premiums)	– 0	–	– 0	–	12,545
Realized gain (loss)	220,100		999,365		– 0	–
Change in unrealized appreciation/depreciation	1,193,833		1,594,060		(5,367)
Purchases	– 0	–	– 0	–	– 0	–
Sales	(1,739,672)		(2,057,375)		– 0	–
Settlements	– 0	–	(278,900)		– 0	–
Transfers in to Level 3	– 0	–	(863,935)		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/29/12	$(349,398)		$(197,551)		$(134,666)

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$1,390,273		$2,275,294		$(5,367)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

Notes to Financial Statements

	Total
Balance as of 8/31/11	$27,586,388
Accrued discounts/(premiums)	220,605
Realized gain (loss)	926,035
Change in unrealized appreciation/depreciation	3,343,486
Purchases	7,780,770
Sales	(16,846,608)
Settlements	(278,900)
Transfers in to Level 3	3,940,345
Transfers out of Level 3	– 0	–

Balance as of 2/29/12	$26,672,121

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$3,933,179

Multi-Asset Real Return Portfolio	Energy			Materials			Retail
Balance as of 8/31/11		$2,927,738		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		(276,079)			171,556
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		597,547			3,449,195
Transfers out of Level 3		(2,927,738)			– 0	–		– 0	–

Balance as of 2/29/12	$	– 0	–		$321,468			$3,620,751

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$	– 0	–		$(276,079)			$171,556

	Total
Balance as of 8/31/11	$2,927,738
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(104,523)
Purchases	– 0	–
Sales	– 0	–
Transfers in to Level 3	4,046,742
Transfers out of Level 3	(2,927,738)

Balance as of 2/29/12	$3,942,219

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$(104,523)

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Volatility Management Portfolio	Warrants^			Rights^			Total
Balance as of 8/31/11	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–		– 0	–
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 2/29/12	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 2/29/12*	$	– 0	–	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held securities with zero market value at period end.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Notes to Financial Statements

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Multi-Asset Real Return Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as a Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

6. Expenses

Certain expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets, while other expenses of the Trust are distributed equally among the Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

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Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser has agreed to bear certain expenses to the extent necessary to limit the total portfolio operating expenses to .15% of average daily net assets for the Volatility Management Portfolio. For the six months ended February 29, 2012, there was no such reimbursement.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Adviser reimbursed the High-Yield Portfolio $1,035 and $3,487 for trading losses incurred due to a trade entry error during the six months ended February 29, 2012 and the year ended August 31, 2011, respectively.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

Notes to Financial Statements

Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 29, 2012 is as follows:

Portfolio	Market Value August 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2012 (000)		Dividend Income (000)
U.S. Value	$42,922	$244,558	$266,426	$21,054		$10
U.S. Large Cap Growth	4,459	197,943	184,640	17,762		8
International Value	10,264	160,205	164,612	5,857		4
International Growth	4,217	189,314	192,170	1,361		6
Short Duration Bond	25,697	225,284	226,117	24,864		15
Global Core Bond	104,235	424,063	474,955	53,343		40
Bond Inflation Protection	23,960	215,442	239,402	– 0	–	4
High-Yield	5,662	107,678	105,300	8,040		10
Small-Mid Cap Value	7,130	74,465	78,152	3,443		3
Small-Mid Cap Growth	6,402	91,905	92,692	5,615		3
Multi-Asset Real Return	4,896	225,106	183,865	46,137		9
Volatility Management	180,151	1,434,442	238,154	1,376,439		313

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 29, 2012 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$1,198,883	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	848,044		– 0	–		– 0	–
International Value	789,041		– 0	–		1,109
International Growth	1,215,652		– 0	–		71
Short Duration Bond	15,614		– 0	–		– 0	–
Global Core Bond	1,651		– 0	–		– 0	–
Bond Inflation Protection	5,835		– 0	–		– 0	–
High-Yield	13,227		– 0	–		– 0	–
Small-Mid Cap Value	563,867		– 0	–		– 0	–
Small-Mid Cap Growth	362,776		– 0	–		– 0	–
Multi-Asset Real Return	579,170		– 0	–		– 0	–
Volatility Management	210,207		– 0	–		– 0	–

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 29, 2012, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$328,564,268	$1,073,149,331
U.S. Large Cap Growth	469,046,751	1,349,531,504
International Value	457,848,122	351,366,783
International Growth	634,785,008	529,206,368
Short Duration Bond	143,250,502	362,994,314
Global Core Bond	631,894,873	281,319,751
Bond Inflation Protection	112,182,088	148,691,272
High-Yield	69,122,845	136,943,636
Small-Mid Cap Value	129,521,038	302,471,792
Small-Mid Cap Growth	131,808,683	335,698,349
Multi-Asset Real Return	250,656,018	473,974,333
Volatility Management	481,961,073	103,492,573

Purchases and sales of U.S. government securities for the six months ended February 29, 2012, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Short Duration Bond		448,436,104			478,685,786
Global Core Bond		675,194,831			1,097,776,320
Bond Inflation Protection		287,655,657			152,634,197
High-Yield		16,597,436			5,293,786
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Multi-Asset Real Return		232,914,208			463,284,479
Volatility Management		188,150,861			239,474,174

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
U.S. Value	$177,167,661	$(34,650,578)	$142,517,083
U.S. Large Cap Growth	265,133,693	(3,027,281)	262,106,412
International Value	109,739,463	(77,184,848)	32,554,615
International Growth	111,375,154	(36,483,888)	74,891,266
Short Duration Bond	7,055,825	(2,853,114)	4,202,711
Global Core Bond	51,050,137	(20,364,438)	30,685,699
Bond Inflation Protection	70,840,923	(425,589)	70,415,334
High-Yield	35,117,297	(16,863,315)	18,253,982
Small-Mid Cap Value	47,346,789	(11,919,969)	35,426,820
Small-Mid Cap Growth	105,106,151	(2,313,846)	102,792,305
Multi-Asset Real Return	45,948,519	(7,328,816)	38,619,703
Volatility Management	16,365,380	(6,028,325)	10,337,055

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Notes to Financial Statements

1. Derivative Financial Instruments

Certain Portfolios may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Certain Portfolios may buy or sell futures contracts for investment purposes or for the purpose of hedging their Portfolios against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

During the six months ended February 29, 2012 the International Growth Portfolio and High-Yield Portfolio held futures for hedging purposes and International Value Portfolio for non-hedging purposes. Short Duration Bond Portfolio, Global Core Bond Portfolio, Bond Inflation Protection Portfolio, Multi-Asset Real Return Portfolio and Volatility Management Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended February 29, 2012, the International Value Portfolio, International Growth Portfolio, Bond Inflation Protection Portfolio, High-Yield Portfolio and Multi-Asset Real Return Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. Volatility Management Portfolio, Short Duration Bond Portfolio and Global Core Bond Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

Notes to Financial Statements

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended February 29, 2012, the Multi-Asset Real Return Portfolio and Volatility Management Portfolio held purchased options for hedging and non-hedging purposes; the High-Yield Portfolio held written options, swaptions and purchased options for hedging purposes and the Multi-Asset Real Return Portfolio held written options for hedging and non-hedging purposes.

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the six months ended February 29, 2012, the High-Yield Portfolio and Multi-Asset Real Return Portfolio had the following transactions in written options:

High–Yield Portfolio	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/11	62,000,000		$220,100
Options written	75,935,000		2,614,158
Options expired	(93,790,000)		(1,094,586)
Options bought back	– 0	–	– 0	–
Options exercised	– 0	–	– 0	–

Options written outstanding as of 2/29/12	44,145,000		$1,739,672

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Notes to Financial Statements

statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 29, 2012, the Bond Inflation Protection Portfolio held interest rate swaps for hedging and non-hedging purposes and the High-Yield Portfolio for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended February 29, 2012 the Intermediate Duration Bond Portfolio and Bond Inflation Protection Portfolio held credit default swaps for non-hedging purposes and High-Yield Portfolio for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At February 29, 2012, the High-Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $57,497,000, with net unrealized appreciation/depreciation of $(400,101) and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Notes to Financial Statements

premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended February 29, 2012, the Multi-Asset Real Return Portfolio held total return swaps for hedging and non-hedging purposes and Volatility Management Portfolio for non-hedging purposes.

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of February 29, 2012, the Bond Inflation Protection Portfolio had open interest rate swap contracts with contingent features in net liability positions of $1,585,913. The fair value of assets pledged as collateral by the Portfolio for such swap contracts was $2,042,628 at February 29, 2012. As of February 29, 2012, the High-Yield Portfolio had open interest rate swap contracts and credit default swap contracts with contingent features in net liability positions of $1,983,096 and $84,400, respectively. The fair value of assets pledged as collateral by the Portfolio for such swap contracts was $3,048,742 at February 29, 2012. As of February 29, 2012, the Volatility Management Portfolio had open total return swap contracts with contingent features in net liability positions of $140,556. The fair value of assets pledged as collateral by the Portfolio for such swap contracts was $1,320,000 at February 29, 2012. If a trigger event had occurred at February 29, 2012, for those swap contracts in a net liability position, no additional amounts would be required to be posted by the Portfolio since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

At February 29, 2012, the Portfolios had entered into the following derivatives:

International Value Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$8,633,992		Unrealized depreciation of forward currency exchange contracts	$5,349,745

Equity contracts	Receivable/Payable for variation margin on futures contracts	866,745	*

Total		$9,500,737			$5,349,745

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$264,158	$(764,178)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(554,969)	1,317,836

Total		$(290,811)	$553,658

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $799,651,238 and the average monthly original value of futures contracts was $8,849,520.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Notes to Financial Statements

International Growth Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$8,433,359	Unrealized depreciation of forward currency exchange contracts	$13,840,888

Total		$8,433,359		$13,840,888

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$(744,906)	$(5,812,581)

Total		$(744,906)	$(5,812,581)

For the six months ended February 29, 2012 the average monthly principal amount of foreign currency exchange contracts was $494,286,992.

Short Duration Bond Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$86,763		Unrealized depreciation of forward currency exchange contracts	$354,091

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	$18,638	*

Total		$105,401			$354,091

246	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,827,924	$ (670,176)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	211,059	(368,472)

Total		$4,038,983	$(1,038,648)

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $78,074,434 and the average monthly original value of futures contracts was $358,842,025.

Global Core Bond Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,690,988	Unrealized depreciation of forward currency exchange contracts	$3,302,549

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	250	*

Total		$2,690,988		$3,302,799

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,351,475	$(2,071,951)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(852,631)	(101,159)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	134,887	(6,053)

Total		$633,731	$(2,179,163)

248	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $168,947,412, the average monthly original value of futures contracts was $44,122,348 and the average monthly notional amount of credit default swaps was $44,661,781.

Bond Inflation Protection Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$419,286		Unrealized depreciation of forward currency exchange contracts	$420,837

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	75,937	*

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	9,041		Unrealized depreciation on interest rate swap contracts	1,682,588

Total		$504,264			$2,103,425

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$738,704	$608,764

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(935,016)	(107,704)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(177,127)	(44,834)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(799,391)	309,168

Total		$(1,172,830)	$765,394

250	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $93,597,180, the average monthly original value of futures contracts was $75,170,134 and the average monthly notional amount of interest rate swaps was $100,519,935. For five months of the period, the average monthly notional amount of credit default swaps was $20,824,475.

High-Yield Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$152,067	Unrealized depreciation of forward currency exchange contracts	$174,089

Foreign exchange contracts	Investments in securities, at value	37

Interest rate contracts	Unrealized appreciation on interest rate swap contracts	199,836	Unrealized depreciation on interest rate swap contracts	92,179

Credit contracts	Unrealized appreciation on credit default swap contracts	850,896	Unrealized depreciation on credit default swap contracts	2,410,469

Credit contracts			Options written, at value	349,398

Equity contracts	Investments in securities, at value	300,611

Total		$1,503,447		$3,026,135

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$85,089	$545,002

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(96,215)	18,269

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(234,050)	191,716

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	438,459	5,845

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	794,183	959,567

Credit contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,094,586	1,193,833

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(907,191)	(1,457,711)

Total		$1,174,861	$1,456,521

252	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $31,292,330, the average monthly notional amount of credit default swaps was $73,141,463 and the average monthly cost of purchased options contracts was $1,322,932. For five months of the period, the average monthly notional amount of interest rate swaps was $136,368,000.

Multi-Asset Real Return Portfolio**	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,136,205		Unrealized depreciation of forward currency exchange contracts	$3,031,716

Commodity contracts	Receivable/Payable for variation margin on futures contracts	1,338,325	*

Equity contracts	Unrealized appreciation on total return swap contracts	4,245,942

Equity contracts	Investments in securities, at value	1,110,426

Equity contracts				Options written, at value	354,900

Total		$8,830,898			$3,386,616

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

**	Consolidated (see Note A).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,154,953	$(651,032)

Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(2,628,250)	2,175,729

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(343,475)	1,352,366

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(20,307,616)	(6,632,619)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(2,241,678)	88,014

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	5,262,981	54,282

Total		$(19,103,085)	$(3,613,260)

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $274,422,097, the average monthly original value of futures contracts was $76,046,421, the average monthly notional amount of total return swaps was $223,705,134 and the average monthly cost of purchased options contracts was $1,604,751.

Volatility Management Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,609,088		Unrealized depreciation of forward currency exchange contracts	$6,554,640

Interest rate contracts	Receivable/Payable for variation margin on futures contracts	137,086	*

Equity contracts	Receivable/Payable for variation margin on futures contracts	45,640,227	*

Equity contracts	Unrealized appreciation on total return swap contracts	701,818		Unrealized depreciation on total return swap agreements	353,636

Equity contracts	Investments, at value	265,587

Total		$50,353,806			$6,908,276

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 29, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(384,060)	$(2,554,126)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	7,243,062	1,155,211

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	6,324,572	46,169,937

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	7,139,996	360,220

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(3,295,982)	(3,875,455)

Total		$17,027,588	$41,255,787

For the six months ended February 29, 2012, the average monthly principal amount of foreign currency exchange contracts was $148,395,450, the average monthly notional amount of total return swaps was $58,062,578 and the average monthly original value of futures contracts was $549,292,860. For five months of the period, the average monthly cost of purchased options contracts was $5,009,252.

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

2. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 29, 2012, the Global Core Bond Portfolio earned drop income of $706,696, which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolios sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Portfolios enter into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended February 29, 2012, the average amount of reverse repurchase agreements outstanding for Bond Inflation Protection Portfolio was $332,875,609 and the daily weighted average interest rate was 0.13%.

5. Loan Participations and Assignments

Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	257

Notes to Financial Statements

secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of February 29, 2012, the Portfolio had the following unfunded loan commitments which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized depreciation on such loans was $29,480.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holding, LLC Revolver LIBOR+2.75%, 10/27/15	$1,275,000	$	– 0	–
Sandridge Energy, Inc., LIBOR+XX, 4/15/12	$900,000	$	– 0	–

As of February 29, 2012, the Portfolio had no bridge loan commitments outstanding; however, the Portfolio received commitment fees or additional funding fees during the period in the amount of $35,262.

NOTE D

Securities Lending

Certain Portfolio’s may enter into securities lending transactions. Under the Portfolio’s securities lending program, all securities loans will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and

258	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

payments for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of February 29, 2012, the value of securities on loan and cash collateral received which has been invested into AllianceBernstein Exchange Reserves are as follows:

Portfolio	Market Value of Securities on Loan	Market Value of Cash Collateral
U.S. Value	$4,037,527	$4,230,960
U.S. Large Cap Growth	11,560,463	11,842,425
International Value	22,372,145	24,451,319
International Growth	29,502,232	31,106,287
Small-Mid Cap Value	12,140,816	12,779,658
Small-Mid Cap Growth	8,420,330	8,740,611
Multi-Asset Real Return	9,432,452	9,988,082
Volatility Management	5,357,627	5,610,052

The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The securities lending income earned for the six months ended February 29, 2012 from the borrowers and AllianceBernstein Exchange Reserves are as follows:

Portfolio	Borrowers	AllianceBernstein Exchange Reserves
U.S. Value	$51,180	$349
U.S. Large Cap Growth	14,224	443
International Value	181,684	– 0	–
International Growth	222,263	– 0	–
Small-Mid Cap Value	19,170	– 0	–
Small-Mid Cap Growth	527,495	– 0	–
Multi-Asset Real Return	41,192	12
Volatility Management	7,101	– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	259

Notes to Financial Statements

These amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolios’ transactions in shares of AllianceBernstein Exchange Reserves for the six months ended February 29, 2012 are as follows:

Portfolio	Market Value August 31, 2011 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 29, 2012 (000)	Dividend Income (000)
U.S. Value	$	– 0	–	$62,603	$58,372	$4,231	$	– 0	–*
U.S. Large Cap Growth		– 0	–	108,663	96,821	11,842		– 0	–*
International Value		– 0	–	258,903	234,452	24,451		– 0	–
International Growth		– 0	–	152,534	121,428	31,106		– 0	–
Small-Mid Cap Value		– 0	–	47,371	34,591	12,780		– 0	–
Small-Mid Cap Growth		– 0	–	74,730	65,989	8,741		– 0	–
Multi-Asset Real Return		– 0	–	109,536	99,548	9,988		– 0	–*
Volatility Management		– 0	–	13,574	7,964	5,610		– 0	–

*	Amount is less than $500.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	U.S. Value
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	2,779,676	5,556,148	$22,511,632	$45,546,543

Shares issued in reinvestment of dividends	3,620,090	5,148,051	28,132,795	42,781,375

Shares redeemed	(101,429,584)	(37,024,831)	(821,039,952)	(319,719,081)

Net decrease	(95,029,818)	(26,320,632)	$(770,395,525)	$(231,391,163)

260	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	U.S. Large Cap Growth
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	1,475,196	4,041,461	$15,892,051	$43,952,480

Shares issued in reinvestment of dividends	1,377,476	1,871,161	14,576,490	20,138,612

Shares redeemed	(77,848,082)	(37,793,066)	(857,261,291)	(423,469,622)

Net decrease	(74,995,410)	(31,880,444)	$(826,792,750)	$(359,378,530)

	International Value
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	29,211,483	5,086,828	$193,741,710	$39,550,165

Shares issued in reinvestment of dividends	2,182,112	5,686,368	13,765,709	45,343,296

Shares redeemed	(16,857,958)	(16,118,367)	(114,390,488)	(130,768,886)

Net increase (decrease)	14,535,637	(5,345,171)	$93,116,931	$(45,875,425)

	International Growth
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	24,690,694	5,412,107	$188,287,488	$48,706,511

Shares issued in reinvestment of dividends	1,937,043	4,929,191	14,042,335	44,303,767

Shares redeemed	(10,965,060)	(13,637,684)	(85,150,342)	(122,916,179)

Net increase (decrease)	15,662,677	(3,296,386)	$117,179,481	$(29,905,901)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	261

Notes to Financial Statements

	Short Duration Bond
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	4,020,535	16,297,661	$38,407,541	$155,826,491

Shares issued in reinvestment of dividends	950,776	2,709,733	9,077,076	25,915,259

Shares redeemed	(39,197,144)	(12,427,329)	(375,038,341)	(119,083,079)

Net increase (decrease)	(34,225,833)	6,580,065	$(327,553,724)	$62,658,671

	Global Core Bond
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	11,257,692	9,067,222	$122,084,536	$95,848,768

Shares issued in reinvestment of dividends and distributions	5,283,185	5,587,829	56,132,664	59,537,197

Shares redeemed	(23,821,359)	(20,061,680)	(255,814,005)	(216,016,457)

Net decrease	(7,280,482)	(5,406,629)	$(77,596,805)	$(60,630,492)

	Bond Inflation Protection
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	16,434,431	5,807,022	$179,683,370	$62,583,463

Shares issued in reinvestment of dividends and distributions	5,280,036	1,856,390	56,179,581	19,696,303

Shares redeemed	(7,467,855)	(7,908,218)	(84,487,911)	(88,521,121)

Net increase (decrease)	14,246,612	(244,806)	$151,375,040	$(6,241,355)

262	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	High-Yield
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	4,471,606	2,237,376	$42,882,511	$22,664,735

Shares issued in reinvestment of dividends	1,653,720	4,690,921	15,829,643	47,357,542

Shares redeemed	(12,659,154)	(6,755,778)	(121,356,099)	(68,649,971)

Net increase (decrease)	(6,533,828)	172,519	$(62,643,945)	$1,372,306

	Small-Mid Cap Value
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	442,836	840,084	$4,708,842	$9,008,600

Shares issued in reinvestment of dividends	229,722	675,306	2,301,812	7,671,358

Shares redeemed	(17,333,882)	(8,770,162)	(188,544,490)	(102,568,396)

Net decrease	(16,661,324)	(7,254,772)	$(181,533,836)	$(85,888,438)

	Small-Mid Cap Growth
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	181,797	358,088	$2,457,719	$5,809,406

Shares issued in reinvestment of dividends and distributions	10,698,625	163,587	126,266,314	2,621,006

Shares redeemed	(14,619,661)	(13,362,922)	(210,324,709)	(216,087,627)

Net decrease	(3,739,239)	(12,841,247)	$(81,600,676)	$(207,657,215)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	263

Notes to Financial Statements

	Multi-Asset Real Return*
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	1,487,395	4,784,248	$12,294,098	$45,242,422

Shares issued in reinvestment of dividends	4,253,554	8,546,303	34,377,414	76,523,004

Shares redeemed	(39,329,946)	(18,542,204)	(341,858,442)	(174,918,506)

Net decrease	(33,588,997)	(5,211,653)	$(295,186,930)	$(53,153,080)

*	Consolidated (see Note A).

	Volatility Management
	Shares		Amount
	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011	Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31, 2011

Shares sold	152,253,765	1,954,798	$1,565,325,013	$20,347,850

Shares issued in reinvestment of dividends and distributions	3,047,597	1,512,615	30,506,445	15,428,671

Shares redeemed	(6,940,493)	(7,581,898)	(71,649,803)	(80,430,374)

Net increase (decrease)	148,360,869	(4,114,485)	$1,524,181,655	$(44,653,853)

NOTE F

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended August 31, 2009, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result,

264	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LSBF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $2,015,576. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of February 29, 2012, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $926,278 (45.96% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When certain Portfolios borrow money or otherwise leverages its portfolios, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	265

Notes to Financial Statements

currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolios, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolios than if the Portfolios were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Commodity Risk—Investments in commodities and commodity-linked derivative instruments by AllianceBernstein Multi-Asset Real Return, either directly or through its Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

U.S. Value	2011	2010
Distributions paid from:
Ordinary income	$42,781,375	$46,431,849

Total distributions paid	$42,781,375	$46,431,849

U.S. Large Cap Growth	2011	2010
Distributions paid from:
Ordinary income	$20,138,612	$24,398,886

Total distributions paid	$20,138,612	$24,398,886

266	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

International Value	2011	2010
Distributions paid from:
Ordinary income	$45,343,296	$26,785,904

Total distributions paid	$45,343,296	$26,785,904

International Growth	2011	2010
Distributions paid from:
Ordinary income	$44,303,767	$37,417,914

Total distributions paid	$44,303,767	$37,417,914

Short Duration Bond	2011	2010
Distributions paid from:
Ordinary income	$25,915,259	$34,462,838

Total distributions paid	$25,915,259	$34,462,838

Global Core Bond	2011	2010
Distributions paid from:
Ordinary income	$56,723,779	$59,461,645
Long-term capital gains	2,813,418	– 0	–

Total distributions paid	$59,537,197	$59,461,645

Bond Inflation Protection	2011	2010
Distributions paid from:
Ordinary income	$19,696,303	$7,815,952

Total distributions paid	$19,696,303	$7,815,952

High-Yield	2011	2010
Distributions paid from:
Ordinary income	$47,357,542	$45,864,332

Total distributions paid	$47,357,542	$45,864,332

Small-Mid Cap Value	2011	2010
Distributions paid from:
Ordinary income	$7,671,358	$7,444,369

Total distributions paid	$7,671,358	$7,444,369

Small-Mid Cap Growth	2011	2010
Distributions paid from:
Ordinary income	$2,621,006	$2,538,112

Total distributions paid	$2,621,006	$2,538,112

Multi-Asset Real Return	2011	2010
Distributions paid from:
Ordinary income	$76,523,004	$26,734,353

Total distributions paid	$76,523,004	$26,734,353

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	267

Notes to Financial Statements

Volatility Management	2011	2010
Distributions paid from:
Ordinary income	$9,131,254	$	– 0	–
Long-term capital gains	6,297,416		– 0	–

Total distributions paid	$15,428,670	$	– 0	–

As of August 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(c)		Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$11,954,886	$	– 0	–	$(697,500,757)		$17,930,529	$(667,615,342)
U.S. Large Cap Growth	5,314,538		– 0	–	(229,062,968)		175,784,731	(47,963,699)
International Value	13,783,543		– 0	–	(377,202,218)		(112,153,172)	(475,571,847)
International Growth	10,641,269		– 0	–	(348,276,037)		(1,754,775)	(339,389,543)
Short Duration Bond	2,480,461		– 0	–	(64,274,070)		2,950,651	(58,842,958)
Global Core Bond	12,732,324		14,155,364		(176,664)		54,831,145	81,542,169
Bond Inflation Protection	31,962,059		10,421,676		– 0	–	65,970,474	108,354,209
High-Yield	167,979		– 0	–	(45,848,471)		9,257,755	(36,422,737)
Small-Mid Cap Value	1,717,567		– 0	–	(4,434,248)		5,216,890	2,500,209
Small-Mid Cap Growth	466,414		109,065,242		– 0	–	81,509,260	191,040,916
Multi-Asset Real Return	34,299,040		– 0	–	(257,380,621)		(497,185)	(223,578,766)
Volatility Management	1,275,063		16,429,893		– 0	–	1,397,903	19,102,859

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, swap income (loss) accrual, return of capital distributions, the tax treatment of partnerships, derivatives, real estate investment trusts (REITs), inflation-protected securities (TIPs) and passive foreign investment companies (PFICs), and the tax treatment of earnings from a wholly-owned subsidiary.

(b)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to interest on defaulted securities, offering costs, and the tax treatment of earnings from a wholly-owned subsidiary.

(c)

Net capital losses and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. Short Duration Bond elects to defer $14,597,721 of capital losses and High Yield elects to defer $188,512 of currency losses that are deemed to arise on September 1, 2011. At August 31, 2011, Short Duration Bond deferred $4,431,539 in straddle losses, Global Core Bond deferred $176,664 in straddle losses, and High Yield deferred $18,399 in straddle losses. Additionally, on August 31, 2011, the Portfolios had capital loss carryforwards for federal income tax purposes.

268	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

During the fiscal year ended August 31, 2011, certain Portfolios utilized capital loss carryforwards from prior years. The following Portfolios have capital loss carryforwards remaining as of August 31, 2011 for federal income tax purposes that may be used to offset future gains:

	Capital Loss Carryforwards Utilized		Total Capital Losses Available At August 31, 2011
U.S. Value	$140,848,707		$697,500,757
U.S. Large Cap Growth	258,162,155		229,062,968
International Value	1,656,725		377,202,218
International Growth	62,439,461		348,276,037
Short Duration Bond	– 0	–	45,244,810
Global Core Bond (formerly Intermediate Duration Bond)	885,748		– 0	–
Bond Inflation Protection	1,405,495		– 0	–
High-Yield	17,699,261		45,641,560
Small-Mid Cap Value	83,244,565		4,434,248
Small-Mid Cap Growth	60,936,184		– 0	–
Multi-Asset Real Return	176,469,245		257,380,621
Volatility Management	11,546,824		– 0	–

The total capital loss carryforwards shown above for each Portfolio will expire in future years, as follows:

	Capital Losses Expiring in 2014			Capital Losses Expiring in 2015			Capital Losses Expiring in 2016			Capital Losses Expiring in 2017		Capital Losses Expiring in 2018		Capital Losses Expiring in 2019
U.S. Value	$	– 0	–	$	– 0	–	$	– 0	–	$64,313,432		$633,187,325		$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–		– 0	–	50,297,127		178,765,841			– 0	–
International Value		– 0	–		– 0	–		– 0	–	51,400,581		325,801,637			– 0	–
International Growth		– 0	–		– 0	–		– 0	–	45,345,293		302,930,744			– 0	–
Short Duration Bond		529,195			3,562,331			1,756,801		19,308,695		11,669,892			8,417,896
Global Core Bond		– 0	–		– 0	–		– 0	–	– 0	–	– 0	–		– 0	–
Bond Inflation Protection		– 0	–		– 0	–		– 0	–	– 0	–	– 0	–		– 0	–
High-Yield		– 0	–		– 0	–		– 0	–	310,972		45,330,588			– 0	–
Small-Mid Cap Value		– 0	–		– 0	–		– 0	–	– 0	–	4,434,248			– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–		– 0	–	– 0	–	– 0	–		– 0	–
Multi-Asset Real Return		– 0	–		– 0	–		– 0	–	– 0	–	257,380,621			– 0	–
Volatility Management		– 0	–		– 0	–		– 0	–	– 0	–	– 0	–		– 0	–

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	269

Notes to Financial Statements

2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE H

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

270	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Value
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 7.97	$ 7.18	$ 7.22	$ 9.27	$ 12.44	$ 11.41

Income From Investment Operations
Net investment income(a)	.12	.18	.16	.21	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.85	.77	(.03)	(2.03)	(2.75)	1.22

Net increase (decrease) in net asset value from operations	.97	.95	.13	(1.82)	(2.44)	1.53

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.16)	(.17)	(.23)	(.31)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(b)	(.42)	(.20)

Total dividends and distributions	(.13)	(.16)	(.17)	(.23)	(.73)	(.50)

Net asset value, end of period	$ 8.81	$ 7.97	$ 7.18	$ 7.22	$ 9.27	$ 12.44

Total Return
Total investment return based on net asset value(c)	12.42%	13.21%	1.64%	(19.36)%	(20.55)%	13.55%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,310	$1,943	$1,938	$2,091	$2,521	$2,573
Ratio to average net assets of:
Expenses	.02	%(d)	.01	%(e)	.01%	.02%	.02%	.02%
Net investment income	2.95	%(d)	2.14	%(e)	2.09%	3.23%	2.93%	2.49%
Portfolio turnover rate	22%	65%	73%	59%	20%	22%

See footnote summary on page 283.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	271

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

U.S. Large Cap Growth
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.66	$ 8.94	$ 9.25	$ 11.08	$ 12.47	$ 11.09

Income From Investment Operations
Net investment income(a)	.07	.12	.11	.11	.10	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.53	1.70	(.31)	(1.83)	(1.04)	1.57

Net increase (decrease) in net asset value from operations	1.60	1.82	(.20)	(1.72)	(.94)	1.67

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.10)	(.11)	(.11)	(.10)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.35)	(.20)

Total dividends and distributions	(.10)	(.10)	(.11)	(.11)	(.45)	(.29)

Net asset value, end of period	$ 12.16	$ 10.66	$ 8.94	$ 9.25	$ 11.08	$ 12.47

Total Return
Total investment return based on net asset value(c)	15.09%	20.35	%*	(2.23	)%*	(15.41)%	(8.06)%	15.23%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,317	$1,953	$1,924	$2,078	$2,532	$2,608
Ratio to average net assets of:
Expenses	.02	%(d)	.02	%(e)	.01%	.02%	.02%	.02%
Net investment income	1.22	%(d)	1.09	%(e)	1.13%	1.40%	.86%	.80%
Portfolio turnover rate	32%	91%	81%	108%	93%	92%

See footnote summary on page 283.

272	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Value
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 6.98	$ 6.93	$ 7.50	$ 10.37	$ 14.88	$ 13.84

Income From Investment Operations
Net investment income(a)	.08	.24	.21	.23	.45	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	.13	(.60)	(2.55)	(3.18)	2.29
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.36	.37	(.39)	(2.32)	(2.73)	2.71

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.32)	(.18)	(.19)	(.43)	(.55)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.36)	(1.35)	(1.12)

Total dividends and distributions	(.09)	(.32)	(.18)	(.55)	(1.78)	(1.67)

Net asset value, end of period	$ 7.25	$ 6.98	$ 6.93	$ 7.50	$ 10.37	$ 14.88

Total Return
Total investment return based on net asset value(c)	5.42%	4.82%	(5.15)%	(20.71)%	(20.92)%	20.64%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,127	$984	$1,013	$1,127	$1,228	$1,316
Ratio to average net assets of:
Expenses	.04	%(d)	.04	%(e)	.04%	.06%	.07%	.08%
Net investment income	2.37	%(d)	3.00	%(e)	2.70%	3.56%	3.49%	2.89%
Portfolio turnover rate	35%	58%	60%	56%	31%	31%

See footnote summary on page 283.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	273

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.27	$ 8.18	$ 8.12	$ 11.27	$ 13.98	$ 12.54

Income From Investment Operations
Net investment income(a)	.06	.19	.19	.23	.38	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	.26	.16	(3.11)	(1.89)	1.86
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	.00	(b)	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	(.11)	.45	.35	(2.88)	(1.51)	2.20

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.36)	(.29)	(.27)	(.38)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(b)	(.82)	(.49)

Total dividends and distributions	(.11)	(.36)	(.29)	(.27)	(1.20)	(.76)

Net asset value, end of period	$ 8.05	$ 8.27	$ 8.18	$ 8.12	$ 11.27	$ 13.98

Total Return
Total investment return based on net asset value(c)	(1.18)%	5.15%	4.20%	(25.32)%	(12.46)%	18.08%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,120	$1,022	$1,037	$1,078	$1,246	$1,329
Ratio to average net assets of:
Expenses	.04	%(d)	.04	%(e)	.03%	.05%	.06%	.07%
Net investment income	1.52	%(d)	2.15	%(e)	2.27%	3.19%	2.81%	2.50%
Portfolio turnover rate	52%	73%	119%	111%	85%	82%

See footnote summary on page 283.

274	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31,
			2011		2010	2009	2008	2007

Net asset value, beginning of period	$ 9.59		$ 9.56		$ 9.26	$ 9.37	$ 9.87	$ 9.93

Income From Investment Operations
Net investment income(a)	.07		.17		.25	.36	.46	.52
Net realized and unrealized gain (loss) on investment transactions	(.03)		.05		.32	(.08)	(.49)	(.08)

Net increase (decrease) in net asset value from operations	.04		.22		.57	.28	(.03)	.44

Less: Dividends
Dividends from net investment income	(.09)		(.19)		(.27)	(.39)	(.47)	(.50)

Net asset value, end of period	$ 9.54		$ 9.59		$ 9.56	$ 9.26	$ 9.37	$ 9.87

Total Return
Total investment return based on net asset value(c)	.38%		2.36%		6.26%	3.14%	(.40)%	4.51%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$952		$1,286		$1,218	$1,108	$1,299	$1,272
Ratio to average net assets of:
Expenses	.03	%(d)	.05	%(e)	.12%	.04%	.03%	.02%
Expenses, excluding interest expense and TALF administration fee	.03	%(d)	.03	%(e)	.02%	.03%	.03%	.02%
Expenses, excluding interest expense	.03	%(d)	.03	%(e)	.03%	.04%	.03%	.02%
Net investment income	1.39	%(d)	1.75	%(e)	2.64%	4.06%	4.75%	5.23%
Portfolio turnover rate	61%		88%		130%	153%	116%	138%

See footnote summary on page 283.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	275

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Core Bond
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.88	$ 10.78	$ 9.98	$ 9.70	$ 9.87	$ 9.86

Income From Investment Operations
Net investment income(a)	.16	.41	.45	.51	.50	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	.15	.80	.33	(.16)	.00	(b)

Net increase in net asset value from operations	.29	.56	1.25	.84	.34	.49

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.43)	(.45)	(.56)	(.51)	(.48)
Distributions from net realized gain on investment transactions	(.27)	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.46)	(.46)	(.45)	(.56)	(.51)	(.48)

Net asset value, end of period	$ 10.71	$ 10.88	$ 10.78	$ 9.98	$ 9.70	$ 9.87

Total Return
Total investment return based on net asset value(c)	2.75%	5.38%	12.84%	9.26%	3.51%	5.03%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,208	$1,307	$1,353	$1,281	$1,654	$1,600
Ratio to average net assets of:
Expenses	.03	%(d)	.03	%(e)	.13%	.04%	.03%	.04%
Expenses, excluding interest expense and TALF administration fee	.03	%(d)	.02	%(e)	.02%	.03%	.03%	.04%
Expenses, excluding interest expense	.03	%(d)	.02	%(e)	.03%	.04%	.03%	.04%
Net investment income	3.04	%(d)	3.87	%(e)	4.38%	5.47%	5.01%	5.01%
Portfolio turnover rate	105%	114%	94%	108%	114%	236%

See footnote summary on page 283.

276	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Bond Inflation Protection
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.46	$ 10.70	$ 9.91	$ 10.74	$ 9.99	$ 9.91

Income From Investment Operations
Net investment income(a)	.11	.68	.34	.04	.69	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	.40	.58	(.19)	.52	(.06)
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	.36	1.08	.92	(.15)	1.21	.43

Less: Dividends and Distributions
Dividends from net investment income	(.72)	(.32)	(.13)	(.68)	(.46)	(.35)
Distributions from net realized gain on investment transactions	(.22)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.94)	(.32)	(.13)	(.68)	(.46)	(.35)

Net asset value, end of period	$ 10.88	$ 11.46	$ 10.70	$ 9.91	$ 10.74	$ 9.99

Total Return
Total investment return based on net asset value(c)	3.36%	10.28%	9.31%	(.88)%	12.45%	4.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$831,860	$712,731	$667,764	$586,321	$688,918	$643,549
Ratio to average net assets of:
Expenses	.10	%(d)	.12	%(e)	.07%	.04%	.04%	.04%
Expenses, excluding interest expense	.04	%(d)	.04	%(e)	.04%	.04%	.04%	.04%
Net investment income	2.04	%(d)	6.21	%(e)	3.25%	.44%	6.63%	4.98%
Portfolio turnover rate	31%	39%	21%	20%	9%	12%

See footnote summary on page 283.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	277

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.71	$ 9.85	$ 8.51	$ 8.87	$ 9.89	$ 9.99

Income From Investment Operations
Net investment income(a)	.39	.87	.89	.81	.78	.77
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.08)	1.33	(.38)	(1.03)	(.15)
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.73	.79	2.22	.43	(.25)	.62

Less: Dividends
Dividends from net investment income	(.35)	(.93)	(.88)	(.79)	(.77)	(.72)

Net asset value, end of period	$ 10.09	$ 9.71	$ 9.85	$ 8.51	$ 8.87	$ 9.89

Total Return
Total investment return based on net asset value(c)	7.78%	8.07%	27.01%	7.25%	(2.76)%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$435,229	$482,423	$487,751	$463,400	$526,850	$495,833
Ratio to average net assets of:
Expenses	.07	%(d)	.07	%(e)	.05%	.06%	.05%	.06%
Net investment income	8.15	%(d)	8.53	%(e)	9.29%	11.13%	8.19%	7.50%
Portfolio turnover rate	21%	55%	34%	40%	25%	49%

See footnote summary on page 283.

278	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.38	$ 9.08	$ 8.10	$ 11.19	$ 12.79	$ 11.08

Income From Investment Operations
Net investment income(a)	.08	.15	.11	.14	.19	.24
Net realized and unrealized gain (loss) on investment transactions	1.36	1.30	.99	(2.34)	(.96)	1.80

Net increase (decrease) in net asset value from operations	1.44	1.45	1.10	(2.20)	(.77)	2.04

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.15)	(.12)	(.14)	(.18)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.75)	(.65)	(.10)

Total dividends and distributions	(.05)	(.15)	(.12)	(.89)	(.83)	(.33)

Net asset value, end of period	$ 11.77	$ 10.38	$ 9.08	$ 8.10	$ 11.19	$ 12.79

Total Return
Total investment return based on net asset value(c)	13.93%	15.84%	13.56%	(16.76)%	(6.29)%	18.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,645	$497,049	$500,525	$553,145	$685,788	$648,401
Ratio to average net assets of:
Expenses	.05	%(d)	.04	%(e)	.04%	.04%	.04%	.04%
Net investment income	1.49	%(d)	1.36	%(e)	1.20%	2.00%	1.67%	1.93%
Portfolio turnover rate	32%	65%	54%	60%	38%	33%

See footnote summary on page 283.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	279

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Growth
Six Months Ended February 29, 2012 (unaudited)	Year Ended August 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 16.09	$ 11.77	$ 10.18	$ 12.62	$ 14.79	$ 11.84

Income From Investment Operations
Net investment income(a)	.04	.07	.05	.04	.05	.06
Net realized and unrealized gain (loss) on investment transactions	2.29	4.32	1.59	(2.44)	(.78)	3.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	.01	.00	(b)

Net increase (decrease) in net asset value from operations	2.33	4.39	1.64	(2.40)	(.72)	3.22

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.05)	(.04)	(.06)	(.04)
Distributions from net realized gain on investment transactions	(5.00)	– 0	–	– 0	–	– 0	–	(1.39)	(.23)

Total dividends and distributions	(5.06)	(.07)	(.05)	(.04)	(1.45)	(.27)

Net asset value, end of period	$ 13.36	$ 16.09	$ 11.77	$ 10.18	$ 12.62	$ 14.79

Total Return
Total investment return based on net asset value(c)	18.66	%*	37.31	%*	16.13%	(18.97)%	(5.84)%	27.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$369,208	$504,936	$520,593	$548,279	$686,291	$668,771
Ratio to average net assets of:
Expenses	.05	%(d)	.04	%(e)	.04%	.05%	.04%	.05%
Net investment income	.59	%(d)	.43	%(e)	.46%	.49%	.39%	.45%
Portfolio turnover rate	32%	75%	91%	107%	88%	88%

See footnote summary on page 283.

280	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Multi-Asset Real Return
Six Months Ended February 29, 2012** (unaudited)	Year Ended August 31,
2011**	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.13	$ 8.57	$ 7.68	$ 9.56	$ 13.90	$ 13.14

Income From Investment Operations
Net investment income(a)	.08	.24	.28	.28	.36	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	1.06	.83	(2.11)	(2.32)	1.59

Net increase (decrease) in net asset value from operations	.13	1.30	1.11	(1.83)	(1.96)	1.86

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.74)	(.22)	(.05)	(1.33)	(.58)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)	(.52)

Total dividends and distributions	(.39)	(.74)	(.22)	(.05)	(2.38)	(1.10)

Net asset value, end of period	$ 8.87	$ 9.13	$ 8.57	$ 7.68	$ 9.56	$ 13.90

Total Return
Total investment return based on net asset value(c)	1.85%	15.42%	14.68%	(19.25)%	(17.38)%	14.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$612,541	$937,281	$925,042	$994,537	$1,132,381	$1,203,895
Ratio to average net assets of:
Expenses	.22	%(d)	.05	%(e)	.03%	.05%	.07%	.06%
Expenses, excluding interest expense	.06	%(d)	.05	%(e)	.03%	.05%	.07%	.06%
Net investment income	1.81	%(d)	2.52	%(e)	3.43%	4.46%	3.11%	1.90%
Portfolio turnover rate	69%	156%	57%	76%	46%	49%

See footnote summary on page 283.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	281

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Volatility Management
	Six Months Ended February 29, 2012 (unaudited)		Year Ended August 31, 2011		April 16, 2010(f) to August 31, 2010

Net asset value, beginning of period	$ 10.27		$ 9.31		$ 10.00

Income From Investment Operations
Net investment income(a)	.02		.09	(g)	.04	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.58		1.36		(.73)

Net increase (decrease) in net asset value from operations	.60		1.45		(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.08)		– 0	–
Distributions from net realized gain on investment transactions	(.28)		(.41)		– 0	–

Total dividends and distributions	(.34)		(.49)		– 0	–

Net asset value, end of period	$ 10.53		$ 10.27		$ 9.31

Total Return
Total investment return based on net asset value(c)	6.02%		15.61%		(6.90)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,854		$284		$296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05	%(d)	.15	%(e)	.15	%(d)(e)
Expenses, before waivers/reimbursements	.05	%(d)	.16	%(e)	.21	%(d)(e)
Net investment income	.46	%(d)	.88	%(e)(g)	1.06	%(d)(e)(g)
Portfolio turnover rate	106%		81%		51%

See footnote summary on page 283.

282	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of operations.

(g)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Large Cap Growth Portfolio for the years ended August 31, 2011 and August 31, 2010 by 0.01% and 0.01%, respectively, and of the Small-Mid Cap Growth Portfolio for the six months ended February 29, 2012 and year ended August 31, 2011 by 0.01% and 0.01%, respectively.

**	Consolidated (see Note A).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	283

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Takeo Aso, Vice President

Frank V. Caruso, Vice President

Vincent L. Childers, Vice President

Sergey Davalchenko, Vice President

Paul J. DeNoon, Vice President

Jon P. Denfeld, Vice President

Scott A. DiMaggio, Vice President

Gershon M. Distenfeld, Vice

President

Vincent C. DuPont, Vice President

Sharon E. Fay, Vice President

Rajen B. Jadav, Vice President

John H. Fogarty, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Samantha S. Lau, Vice President

Avi Lavi, Vice President

Daniel J. Loewy, Vice President James W. MacGregor, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Seth J. Masters, Vice President

Michael L. Mon, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

Greg L. Powell, Vice President

Jonathan E. Ruff, Vice President

Laurent Saltiel, Vice President

Matthew S. Sheridan, Vice President

Ashish C. Shah, Vice President

Kevin F. Simms, Vice President

Wen-Tse Tseng, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Jean-Francois Van de Walle, Vice

President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

284	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Multi-Asset Real Return Portfolio are made by the Real Asset Strategy Team. Mr. Vincent L. Childers and Mr. Jonathan E. Ruff are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Greg L. Powell are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Senior Investment Management Team. Mr. Takeo Aso, Ms. Sharon E. Fay, Mr. Avi Lavi and Mr. Kevin F. Simms are the senior most members of the Investment Management Team.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small/Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Sergey Davalchenko, Mr. Laurent Saltiel and Mr. Jean-Francois Van de Walle are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Multi Sector Fixed Income Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Core Bond Portfolio are made by the U.S. Global Fixed Income Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High-Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Douglas J. Peebles and Mr. Ashish C. Shah are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, Mr. Rajen B. Jadav and Mr. Shawn E. Keegan are primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.

The day-to-day management of, and investment decisions for, the AllianceBernstein Volatility Management Portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Mr. Seth J. Masters and Mr. Daniel J. Loewy are primarily responsible for the day-to-day management of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	285

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Advisory Agreement with the Adviser in respect of each of the fixed-income portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 1-3, 2011:

•	AllianceBernstein Short Duration Bond Portfolio

•	AllianceBernstein Global Core Bond Portfolio (formerly named AllianceBernstein Intermediate Duration Bond Portfolio)

•	AllianceBernstein Bond Inflation Protection Portfolio (formerly named AllianceBernstein Inflation Protected Securities Portfolio)

•	AllianceBernstein High-Yield Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee (zero) for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the institutional clients, including the registered investment companies, are all referred to as the “Pooling Investors”). The trustees also noted that no advisory fee is payable by any of the Portfolios, although the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates, and that a similar reimbursement provision is included in the Adviser’s advisory agreements with most of the open-end AllianceBernstein Funds. The trustees further noted that the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Pooling Investors). The trustees noted that the current Pooling Investors in the Portfolios are certain registered investment companies sponsored by the Adviser and an unaffiliated institutional investor.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

286	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Portfolios will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolios by employees of the Adviser or its affiliates. Requests for these reimbursements require the trustees’ approval on a quarterly basis and, to the extent requested and paid, will result in some compensation from the Portfolios to the Adviser. The trustees noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The trustees noted that to date the Adviser had not asked them to approve reimbursements for any of the Portfolios. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	287

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the methodology took into account that the Adviser was indirectly compensated for its services to the Portfolios by the Pooling Investors. The trustees also noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios, and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Pooling Investors. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolios) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Pooling Investors that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Pooling Investors. The trustees noted that the Adviser receives fees for advisory, distribution, recordkeeping and other services provided to the institutional Pooling Investor and is compensated by the other Pooling Investors for providing advisory services to them. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

288	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with an index, in each case for the 1-, 3- and 5-year periods ended July 31, 2011 and (in the case of comparisons with the index) the since inception period (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas the Portfolios do not.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 3-year periods, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Bank of America (BofA) Merrill Lynch (ML) 1-3 Year Treasury Index in the 1- and 3-year periods but lagged it in the 5-year and the since inception periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the trustees concluded that they retained confidence in the Adviser’s ability to advise the Portfolio.

AllianceBernstein Global Core Bond Portfolio (formerly named AllianceBernstein Intermediate Duration Bond Portfolio)

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index in all periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s recent performance, the trustees concluded that the Portfolio’s relative performance was acceptable. The trustees noted the Adviser’s proposed changes to the investment policies and restrictions of the Portfolio, and the related changes to the Portfolio’s name (to AllianceBernstein Global Core Bond Portfolio) and its benchmark (to the Barclays Capital Global Aggregate Bond Index, hedged to U.S. dollars), which subsequently took effect.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	289

AllianceBernstein Bond Inflation Protection Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio outperformed the Barclays Capital U.S. 1-10 Year Treasury Inflation Protected Securities (TIPS) Index in all periods. The trustees noted that in 2010 they had approved modifications to the Portfolio’s investment guidelines and a name change to AllianceBernstein Bond Inflation Protection Portfolio from AllianceBernstein Inflation Protected Securities Portfolio. Based on their review, the trustees concluded that the Portfolio’s relative performance was satisfactory.

AllianceBernstein High-Yield Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Portfolio outperformed the Barclays Capital U.S. High Yield 2% Issuer Capped Index in all periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Pooling Investors. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Pooling Investors for its services to the Portfolios. While the fees paid by the Pooling Investors to the Adviser vary, the trustees acknowledged that a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission’s staff and to the Trust’s former counsel that the implied fee rate is the same for all the Pooling Investors. The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rates for the Portfolios and had provided the trustees with information concerning the fees paid by the various Pooling Investors. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

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For each Portfolio, the trustees also considered the advisory fees the Adviser charges other clients pursuing a substantially similar investment style (similar investment style in the case of AllianceBernstein Global Core Bond Portfolio). For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolios’ unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, and the unusual fee structure for all the Portfolios, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total non-advisory expense ratio of each Portfolio in comparison to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees noted that it was likely that the non-advisory expense ratios of some of the other funds in a Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Pooling Investors that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Multi-Asset Real Return Portfolio3

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Volatility Management Portfolio4

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

With respect to Volatility Management Portfolio, the Portfolio seeks to reduce the volatility of its institutional clients’ overall portfolios and the negative impact caused by such volatility without sacrificing long-term returns by reducing each institutional client’s overall equity exposure when the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered. The Portfolio does not pursue an asset class-pure, relative performance driven investment strategy. Instead, the Portfolio invests opportunistically in a wide range of instruments, including both securities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the blended style

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Volatility Management Portfolio and the fixed-income Pooling Portfolios: Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio. The fixed-income Pooling Portfolios will be considered separately at the Board meeting schedules to be held on November 1-3, 2011.

3	Effective December 31, 2011, the Portfolio changed its name from Global Real Estate Investment Porftfolio and eliminated its policy of investing at least 80% of its net assets in real estate related investments. Also at this time, the Porfolio’s management team changed.

4	The Portfolio commenced operations on April 16, 2010.

292	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

investor’s overall portfolio. At times when the Adviser determines equity market risk to be normal and/or the risk appropriate to the return potential presented, the Portfolio predominantly invests in equities. When the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the potential returns offered, the Portfolio responds defensively by seeking exposure to bonds or other fixed-income investments, real estate-investments, commodity-linked securities or other instruments.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	293

fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),5 AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),6 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

5	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

6	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Conservative Wealth Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

294	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

U.S. Large Cap Portfolio and the Wealth Strategies

Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Conservative Wealth Strategy[7]	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%
CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access

7	Effective December 31, 2009, AllianceBernstein Wealth Preservation Strategy changed its name to AllianceBernstein Conservative Wealth Strategy.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	295

their personal accounts. Note that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of December 31, 2010.

Portfolios	Total Expense Ratio (%)[8]
Age-Based Education Strategies[9]
Age-Based Aggressive 2011-2013[10]	0.94
Age-Based Aggressive 2008-2010	0.94
Age-Based Aggressive 2005-2007	0.90
Age-Based Aggressive 2002-2004	0.86
Age-Based Aggressive 1999-2001	0.82
Age-Based Aggressive 1996-1998	0.78
Age-Based Aggressive 1993-1995	0.74
Age-Based Aggressive 1990-1992	0.74
Age-Based Aggressive 1987-1989	0.74
Age-Based Aggressive 1984-1986	0.74
Age-Based Aggressive Pre-1984	0.74
Age-Based 2011-2013[11]	0.92
Age-Based 2008-2010	0.88
Age-Based 2005-2007	0.84
Age-Based 2002-2004	0.80
Age-Based 1999-2001	0.78
Age-Based 1996-1998	0.76
Age-Based 1993-1995	0.72
Age-Based 1990-1992	0.72
Age-Based 1987-1989	0.72
Age-Based 1984-1986	0.72
Age-Based Pre-1984	0.72

Fixed Based Education Strategies
Appreciation	0.94
Balanced	0.80
Conservative	0.72

8	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

9	Effective September 1, 2010, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, for all Age-Based Education Strategies held only by Rhode Island resident accounts will be capped at 0.20%.

10	The Fund commenced operations on January 27, 2011.

11	The Fund commenced operations on February 14, 2011.

296	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Portfolios’ net assets as of March 31, 2011 are as follows:

Portfolio	Net Assets 03/31/11 ($MM)
U.S. Value Portfolio	2,316.5
U.S. Large Cap Growth Portfolio	2,315.8
Multi-Asset Real Return Portfolio	1,041.5
International Value Portfolio	1,164.6
International Growth Portfolio	1,161.7
Small-Mid Cap Value Portfolio	621.2
Small-Mid Cap Growth Portfolio	629.0
Volatility Management Portfolio[4]	348.5

Set forth below are the most recently completed fiscal year total expense ratios of the Pooling Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.01%
U.S. Large Cap Growth Portfolio	August 31	0.01%
Multi-Asset Real Return Portfolio	August 31	0.03%
International Value Portfolio	August 31	0.04%
International Growth Portfolio	August 31	0.03%
Small-Mid Cap Value Portfolio	August 31	0.04%

With respect to Volatility Management Portfolio, The Adviser has agreed to reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below is the gross expense ratio of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio[12]	Fiscal Year End
Volatility Management Portfolio[13]	0.15%	0.21%	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to

12	Annualized.

13	Expense caps effective April 16, 2010, the inception date of the Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	297

investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although, as previously mentioned, the Adviser is reimbursed for providing such services. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.14 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios based on March 31, 2011 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.15

14	It should be noted that the Supreme Court stated that “courts may give such comparisons the weights that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

15	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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Portfolio	Portfolio Net Assets 03/31/11 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee (%)
U.S. Value Portfolio	$2,316.5	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.262

U.S. Large Cap Growth Portfolio	$2,315.8	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.264

Multi-Asset Real Return Portfolio	$1,041.5	N/A

International Value Portfolio	$1,164.6	International Value Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.417

International Growth Portfolio	$1,161.7	International Research Growth AC Schedule 85 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on the balance Minimum Account Size: $25m	0.467

Small-Mid Cap Value Portfolio	$621.2	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.582

Small-Mid Cap Growth Portfolio	$629.0	U.S. SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.582

Volatility Management Portfolio	$348.5	N/A	N/A

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The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of almost all of the ABMF and AVPS funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios March 31, 2011 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	ABMF/ AVPS Effective Fee (%)
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750

Multi-Asset Real Return Portfolio	Bond Fund, Inc.—Real Asset Strategy	0.75%	0.750

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750

Small-Mid Cap Growth Portfolio	Small/Mid Cap Growth Fund	0.75% on first $500 million 0.65% on next $500 million 0.55% on the balance	0.729

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The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as U.S. Large Cap Portfolio.

Portfolio	Luxembourg Fund	Fee[16]
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships that have a somewhat similar investment style as the Portfolios. In the table below are the advisory fee schedules of the sub-advised funds and the effective management fees of the sub-advisory relationships based on the Portfolios’ March 31, 2011 net assets.17

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
U.S. Value Portfolio	Client #1	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.263

	Client #2	0.30% of average daily net assets	0.300

	Client #3	0.25% on the first $500 million 0.20% on the balance	0.250

	Client #4	0.15% on first $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee (v. R1000V)	0.150[18]

U.S. Large Cap Growth Portfolio	Client #5	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.254

16	It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

17	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arms length.” Jones v. Harris at 1429.

18	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	301

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)
International Value Portfolio	Client #6	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.308

	Client #7[19]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.593

	Client #8	0.60% of average daily net assets	0.600

	Client #9	0.50% of average daily net assets	0.500

	Client #10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.431

	Client #11	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.375

	Client #12	0.36% of average daily net assets	0.360

	Client #13	0.35% on the first $1 billion 0.325 % on the balance	0.346

	Client #14	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.197[18]

Small/Mid Cap Value Portfolio	Client #15	0.50% on the first $250 million 0.40 % on the balance	0.470

	Client #16	0.95% on the first $25 million 0.75% on the next $25 million 0.65% on the next $50 million 0.55% on the balance	0.582

Small/Mid Cap Growth Portfolio	Client #17	0.36% of average daily net assets	0.360

19	Assets are aggregated with other similar client portfolios for purposes of calculating the investment advisory fee.

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It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the ABMF/AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF/AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, U.S. Large Cap Portfolio and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	303

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares;20 however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.21 Lipper’s analysis included the Portfolios’ rankings22 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).23

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.24

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.

20	As stated previously, comparisons with fees charged to mutual funds by other advisers may be “problematic” as the fees charged by other advisers may not be the product of negotiations conducted at arms length. Jones v. Harris at 1429.

21	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

22	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

23	Note that there are limitations on expense category data because different funds categorize expenses differently.

24	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

304	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.014	0.041	1/9	0.070	4/51
U.S. Large Cap Growth Portfolio	0.019	0.045	1/14	0.073	12/147
Multi-Asset Real Return Portfolio	0.043	0.098	1/9	0.100	4/36
International Value Portfolio[25]	0.035	0.095	1/16	0.118	7/162
International Growth Portfolio[26]	0.032	0.092	1/16	0.119	7/89
Small-Mid Cap Value Portfolio	0.036	0.087	1/14	0.068	5/35
Small-Mid Cap Growth Portfolio	0.035	0.059	2/19	0.104	8/83
Volatility Management Portfolio	0.205	0.111	10/10	0.101	31/36

Based on this analysis, except for Volatility Management Portfolio, the total expense ratios of the Portfolios are lower than their respective EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The

25	The Portfolio’s EG includes the Portfolio, three other International Multi-Cap Value funds (“IMLV”), five International Large Cap Core funds (“ILCC”), three International Large Cap Value fund (“ILCV”), and four International Large Cap Growth fund (“ILCG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCC, ILCV and ILCG, excluding outliers.

26	The Portfolio’s EG includes the Portfolio, five other International Multi-Cap Growth funds (“IMLG) and ten ILCG funds. The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLG and ILCG, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	305

Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. The Adviser’s profitability from providing investment advisory services to each of the Pooling Portfolios decreased during calendar year 2010, relative to 2009.27

With the exception of International Value Portfolio, the Portfolios did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli28 study on advisory fees

27	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Portfolios. The Portfolios in which the Adviser’s 2010 profitability changed from a decrease to an increase, relative to 2009’s profitability were U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio.

28	The Deli study was originally published in 2002 based on 1997 data.

306	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

and various fund characteristics.29 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.30 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1, 3 and 5 year (with respect to Volatility Management Portfolio, since inception) gross performance returns and

29	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

30	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	307

rankings of the Portfolios31 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)32 for the periods ended February 28, 2011.33

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	19.72	22.61	22.65	8/9	37/45
3 year	-1.18	0.72	1.60	9/9	29/32
5 year	0.12	1.34	2.98	7/9	22/25

U.S. Large Cap Growth Portfolio
1 year	21.63	22.28	24.68	10/14	94/130
3 year	3.33	4.73	4.44	11/14	69/108
5 year	1.85	4.47	4.32	13/14	77/88

Multi-Asset Real Return Portfolio
1 year	30.69	15.77	16.12	1/9	1/33
3 year	1.33	2.87	3.24	5/5	15/18
5 year	3.79	5.56	5.54	4/4	9/12

International Value Portfolio
1 year	18.86	20.12	21.63	4/4	19/21
3 year	-5.73	-0.40	-1.02	3/3	16/16
5 year	0.07	2.32	3.09	3/3	11/11

International Growth Portfolio
1 year	11.54	24.72	24.47	5/5	42/42
3 year	-7.97	-2.88	-1.60	4/4	29/29
5 year	-0.79	3.06	3.98	4/4	23/23

Small-Mid Cap Value Portfolio[34]
1 year	29.74	29.57	N/A	7/14	N/A
3 year	9.64	7.67	N/A	2/14	N/A
5 year	7.35	5.72	N/A	2/11	N/A

31	It should be noted that the performance returns of the Portfolios shown were provided by Lipper.

32	A Portfolio’s PG and PU may not be identical to its respective EG and EU as the criteria for including/excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

33	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

34	The Portfolio’s PU is intentionally omitted since it is identical to the PG.

308	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small-Mid Cap Growth Portfolio
1 year	54.11	33.94	35.83	1/19	3/76
3 year	14.44	6.68	8.46	1/19	2/62
5 year	9.59	7.29	7.18	2/17	4/48

Volatility Management Portfolio[35]
Since Inception	6.61	8.52	10.6	6/10	23/33

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.36 Porftolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.37

	Periods Ended February 28, 2011 Annualized Performance
				Since Inception[38] (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
U.S. Value Portfolio	19.69	-1.20	0.10	1.90	19.68	-0.01	5
Russell 1000 Value Index	22.16	-1.17	1.57	3.29	18.83	0.06	5
Inception Date: May 20, 2005

U.S. Large Cap Growth Portfolio	21.61	3.31	1.83	4.88	18.51	0.07	5
Russell 1000 Growth Index	24.94	4.11	4.62	5.47	17.97	0.21	5
Inception Date: May 20, 2005

35	As previously mentioned, the Portfolio does not pursue and asset class-pure, relative performance driven investment strategy. Instead, the Portfolio invests opportunistically in a wide range of instruments, including both securities and derivatives, across a wide spectrum of asset classes, chosen for their potential to moderate the perceived increased equity market risk in the blended style investor’s overall portfolio.

36	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

37	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

38	Benchmark inception performance is from the exact inception date.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	309

	Periods Ended February 28, 2011 Annualized Performance
				Since Inception[38] (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe Ratio
Multi-Asset Real Return Portfolio[39]	30.62	1.28	3.73	6.86	25.20	0.19	5
MSCI AC World Commodity Producers Index	29.26	-0.35	9.92	14.14	25.15	0.42	5
FTSE EPRA/NAREIT Developed RE Index	29.26	-1.72	1.97	5.83	N/A	N/A	N/A
Inception Date: May 20, 2005

International Value Portfolio	18.79	-5.78	0.00	4.87	24.67	0.04	5
MSCI EAFE Net Index	20.00	-2.10	2.43	5.92	21.25	0.11	5
Inception Date: May 20, 2005

International Growth Portfolio	11.48	-8.02	-0.85	2.82	21.59	-0.03	5
MSCI EAFE Net Index	20.00	-2.10	2.43	5.92	21.25	0.11	5
Inception Date: May 20, 2005

Small-Mid Cap Value Portfolio	29.68	9.60	7.30	8.54	24.13	0.32	5
Russell 2500 Value Index	29.55	5.82	3.70	6.01	21.89	0.17	5
Inception Date: May 20, 2005

Small-Mid Cap Growth Portfolio	54.04	14.38	9.53	12.80	23.36	0.41	5
Russell 2500 Growth Index	36.42	7.23	5.51	8.35	22.30	0.25	5
Inception Date: May 20, 2005

Volatility Management Portfolio[35]	N/A	N/A	N/A	15.91	N/A	N/A	N/A
S&P 500 Index	N/A	N/A	N/A	11.50	N/A	N/A	N/A
Inception Date: April 16, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011.

39	Effective December 31, 2010, the Portfolio’s benchmark changed to the MSCI AC World Commodity Producers Index from FTSE EPRA/NAREIT Developed RE Index to better align with the change in investment policy.

310	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Intermediate Duration Bond Portfolio

Bond Inflation Protected Securities Portfolio3

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Trustees on November 1-3, 2011.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	The Portfolio was formerly known as Inflation Protected Securities Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	311

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee.5 The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),6 certain series of The

4	Jones v. Harris at 1427.

5	In November 2010, the Pooling Portfolios’ shareholders approved amendments to the Pooling Portfolios’ Advisory Agreement to provide for reimbursement to the Adviser for providing certain clerical, legal, accounting, administrative, and other services, which is standard for most AllianceBernstein Mutual Funds. Although the Trustees had previously approved and authorized submission to shareholders for amendments to the Pooling Portfolios’ Investment Advisory Agreement, as of the date of the Senior Officer’s evaluation, the Trustees have not yet authorized reimbursements to the Adviser under the reimbursement provision approved by shareholders.

6	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

312	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”),7 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by each Retirement Strategy and discounted by a certain percentage dependent on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Retirement Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
Retirement Strategies: 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

Retirement Strategies: 2015, 2020, 2025	0.60%	0.50%	0.45%

Retirement Strategies: 2000, 2005, 2010	0.55%	0.45%	0.40%

7	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. AllianceBernstein Wealth Appreciation Strategy is not included since the fund is not invested in any of the fixed income Pooling Portfolios. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	313

The AllianceBernstein Portfolios—Balanced Wealth Strategy and Conservative Wealth Strategy

The Adviser charges Balanced Wealth Strategy and Conservative Wealth Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Conservative Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. It should be noted that shareholder servicing is provided by AllianceBernstein Investor Services (“ABIS”) and distribution by AllianceBernstein Investments, Inc. (“ABI”), both of which are affiliates of the Adviser. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of July 31, 2011:

Portfolios	Total Expense Ratio[8]
Age-Based Education Strategies[9]
Age-Based Aggressive 2011-2013	0.94%
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.90%

8	The total expense ratios do not include an annual distribution fee of 1.00% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

9	Effective September 1, 2010, the total expense ratio, which includes the blended underlying expense ratio related to the Pooling Portfolios, for all Age-Based Education Strategies held only by Rhode Island resident accounts, was capped at 0.20%.

314	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolios	Total Expense Ratio[8]
Age-Based Aggressive 2002-2004	0.86%
Age-Based Aggressive 1999-2001	0.82%
Age-Based Aggressive 1996-1998	0.78%
Age-Based Aggressive 1993-1995	0.74%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2011-2013	0.92%
Age-Based 2008-2010	0.88%
Age-Based 2005-2007	0.84%
Age-Based 2002-2004	0.80%
Age-Based 1999-2001	0.78%
Age-Based 1996-1998	0.76%
Age-Based 1993-1995	0.72%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Conservative	0.72%

The Portfolios’ net assets as of September 30, 2011 are set forth below:

Portfolio	9/30/2011 Net Assets ($MM)
Short Duration Bond Portfolio	$936.8
Intermediate Duration Bond Portfolio	$1,343.1
Bond Inflation Protected Securities Portfolio	$671.6
High-Yield Portfolio	$419.4

Set forth below are the most recent semi-annual total expense ratios of the Portfolios. It should be noted that the fiscal year end of the Portfolios is August 31.

Portfolio	02/28/11 Total Expense Ratio (%)[10]
Short Duration Bond Portfolio	0.02%
Intermediate Duration Bond Portfolio	0.02%
Bond Inflation Protected Securities Portfolio	0.09%
High-Yield Portfolio	0.05%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by

10	Annualized.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	315

the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style the Portfolios.11 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios based on September 30, 2011 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.12

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

316	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Portfolio Net Assets 09/30/11 ($MM)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio[13]	$936.8	Low Duration 30 bp on the first $20 million 20 bp on the next $80 million 15 bp on the next $150 million 12.5 bp on the next $250 million 10 bp on the balance Minimum Account Size: $25m	0.127%

Intermediate Duration Bond Portfolio[14]	$1,343.1	U.S. Strategic Core Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.207%

Bond Inflation Protected Securities Portfolio	$671.6	TIPS Plus 50 bp on the first $30 million 20 bp on the balance Minimum Account Size: $25m	0.213%

High-Yield Portfolio	$419.4	U.S. High Yield 55 bp on the first $50 million 35 bp on the balance Minimum Account Size: $50m	0.364%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios

13	Compared to the low duration institutional mandates, the Portfolio has a wider opportunity set and risk budget compared to that of the institutional mandates.

14	Intermediate Duration Bond Portfolio has a similar investment style as the institutional mandate. However, the Portfolio does not permit currency exposure and investing in below investment grade debt securities. The Portfolio may hold non-U.S. denominated securities, but the currency risk associated with these securities must be hedged.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	317

had the fee schedules of the ABMF / AVPS funds been applicable to the Portfolios based on the Portfolios September 30, 2011 net assets:

Portfolio	ABMF/AVPS Category	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Short Duration Bond Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Intermediate Duration Bond Portfolio[15]	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

Bond Inflation Protected Securities Portfolio	Low Risk Income	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%

High-Yield Portfolio	High Income	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style to certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.440%

Intermediate Duration Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.487%

15	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45% which effectively reduces the advisory fee.

318	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as High Yield Portfolio is set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
High-Yield Portfolio	High Yield Open Fund	1.00%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a similar investment style as Intermediate Duration Bond Portfolio. Also shown is what would have been the advisory fee of the Portfolio had the sub-advisory fee schedule been applicable to the Portfolio based on September 30, 2011 net assets:

Portfolio		Fee Schedule	Sub-advised Effective Fee
Intermediate Duration Bond Portfolio	Client # 1	0.29% on first $100 million 0.20% thereafter	0.207%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the ABMF /AVPS Funds, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the ABMF /AVPS Funds and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies and the Wealth Strategies dated July 21, 2011. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	319

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, provided additional information for expense and performance comparisons. Lipper compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.16,17 Lipper’s analysis included the Portfolios’ rankings18 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

16	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

18	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

19	Note that there are limitations on expense category data because different funds categorize expenses differently.

320	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same classification/objective as the subject Portfolio.20 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)[22]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.023	0.039	1/12	0.073	1/53
Intermediate Duration Bond Portfolio	0.023	0.044	1/17	0.057	5/110
Bond Inflation Protected Securities Portfolio	0.038	0.045	1/9	0.056	2/24
High-Yield Portfolio	0.053	0.062	5/17	0.071	29/92

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. With the exception of Intermediate Duration Bond Portfolio, the Adviser’s profitability from providing investment advisory services to the Pooling Portfolios increased during the calendar year 2010, relative to 2009.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	Most recently completed total expense ratio.

22	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	321

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli24 study on advisory fees and various fund characteristics.25 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

25	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 14.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

322	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $402 billion as of September 30, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios

The information in the table below shows the 1, 3 and 5 year gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended July 31, 2011.28

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	2.60	3.49	3.34	12/12	39/51
3 year	3.92	4.93	4.65	7/7	29/40
5 year	3.29	4.38	4.56	7/7	31/34

Intermediate Duration Bond Portfolio
1 year	5.82	6.17	6.30	11/17	69/108
3 year	8.94	8.82	8.85	6/15	42/98
5 year	7.23	7.25	7.28	9/14	44/82

Bond Inflation Protected Securities Portfolio
1 year	12.24	11.60	11.92	2/9	7/22
3 year	6.75	6.75	7.14	5/9	13/21
5 year	7.43	7.43	7.46	5/9	10/18

High-Yield Portfolio
1 year	13.44	13.34	13.82	8/17	49/88
3 year	15.69	12.75	12.29	1/15	2/74
5 year	10.14	9.35	8.98	2/13	6/57

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.29 Portfolio and

27	The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

28	The gross performance returns of the Portfolios were provided by Lipper. The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

29	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2011.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	323

benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information are also shown.30

	Periods Ending July 31, 2011 Annualized Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe Ratio (%)
Short Duration Bond Portfolio	2.57	3.90	3.28	3.19	1.97	0.64	5
BofA Merrill Lynch 1-3 Yr. Treasury Index	1.35	2.76	4.04	3.74	1.63	1.45	5
Inception Date: May 20, 2005

Intermediate Duration Bond Portfolio	5.80	8.93	7.20	6.23	4.63	1.09	5
Barclays Capital U.S. Aggregate Bond Index	4.44	7.05	6.57	5.56	3.60	1.24	5
Inception Date: May 20, 2005

Bond Inflation Protected Securities Portfolio	12.20	6.73	7.40	6.27	6.20	0.87	5
Barclays Capital 1-10 Yr. TIPS Index	9.63	5.68	6.80	5.81	6.11	0.79	5
Inception Date: May 20, 2005

High-Yield Portfolio	13.38	15.66	10.99	9.27	13.59	0.63	5
Barclays Capital U.S. High Yield 2% Issuer Cap Index	12.89	13.71	9.49	9.12	13.34	0.60	5
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

30	Volatility and Sharpe Ratio information for the Portfolios’ benchmarks was obtained through Lipper LANA, a database maintained by Lipper. Portfolio volatility and Sharpe Ratio information was estimated by the Mutual Fund Senior Officer Group using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

324	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	325

AllianceBernstein Family of Funds

NOTES

326	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0212

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: April 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: April 23, 2012

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: April 23, 2012